EXECUTION COPY
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                                CREDIT AGREEMENT

                           Dated as of April 30, 2001

                                  by and among

                             HRPT Properties Trust,
                                                    as Borrower

                                   FIRST UNION


                                SECURITIES, INC.,
                                                    as Lead Arranger,

                              FLEET NATIONAL BANK,
                                                    as Co-Lead Arranger,

                           FIRST UNION NATIONAL BANK,
                                                    as Administrative Agent,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                                    as Syndication Agent,

                                     Each of
                COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK BRANCH,
                              THE BANK OF NEW YORK,
                                       and
                              FLEET NATIONAL BANK,
                                                    as Documentation Agents,

                                       and

                     The financial institutions party hereto
                    and their assignees under Section 12.5.,
                                                    as Lenders
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

                                TABLE OF CONTENTS


Article I. Definitions............................................................................1

         Section 1.1.  Definitions................................................................1
         Section 1.2.  General; References to Times..............................................23

Article II. Credit Facility......................................................................23

         Section 2.1.  Revolving Loans...........................................................23
         Section 2.2.  Bid Rate Loans............................................................24
         Section 2.3.  Swingline Loans...........................................................27
         Section 2.4.  Letters of Credit.........................................................30
         Section 2.5.  Rates and Payment of Interest on Loans....................................33
         Section 2.6.  Number of Interest Periods................................................34
         Section 2.7.  Repayment of Loans........................................................34
         Section 2.8.  Prepayments...............................................................35
         Section 2.9.  Continuation..............................................................35
         Section 2.10.  Conversion...............................................................36
         Section 2.11.  Notes....................................................................36
         Section 2.12.  Voluntary Reductions of the Commitment...................................37
         Section 2.13.  Earlier Termination Date.................................................37
         Section 2.14.  Expiration or Maturity Date of Letters of Credit Past
                         Termination Date........................................................37
         Section 2.15.  Amount Limitations.......................................................37
         Section 2.16.  Increase of Commitments..................................................38

Article III. Payments, Fees and Other General Provisions.........................................39

         Section 3.1.  Payments..................................................................39
         Section 3.2.  Pro Rata Treatment........................................................39
         Section 3.3.  Sharing of Payments, Etc..................................................40
         Section 3.4.  Several Obligations.......................................................40
         Section 3.5.  Minimum Amounts...........................................................41
         Section 3.6.  Fees......................................................................41
         Section 3.7.  Computations..............................................................42
         Section 3.8.  Usury.....................................................................42
         Section 3.9.  Agreement Regarding Interest and Charges..................................42
         Section 3.10.  Statements of Account....................................................42
         Section 3.11.  Defaulting Lenders.......................................................43
         Section 3.12.  Taxes....................................................................44

Article IV. Yield Protection, Etc................................................................46

         Section 4.1.  Additional Costs; Capital Adequacy........................................46
         Section 4.2.  Suspension of LIBOR Loans.................................................47
         Section 4.3.  Illegality................................................................47
         Section 4.4.  Compensation..............................................................48
         Section 4.5.  Affected Lenders..........................................................48
         Section 4.6.  Treatment of Affected Loans...............................................49
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

         Section 4.7.  Change of Lending Office..................................................49
         Section 4.8.  Assumptions Concerning Funding of LIBOR Loans.............................50

Article V. Conditions Precedent..................................................................50

         Section 5.1.  Initial Conditions Precedent..............................................50
         Section 5.2.  Conditions Precedent to All Loans and Letters of Credit...................52
         Section 5.3.  Conditions as Covenants...................................................53

Article VI. Representations and Warranties.......................................................53

         Section 6.1.  Representations and Warranties............................................53
         Section 6.2.  Survival of Representations and Warranties, Etc...........................59

Article VII. Affirmative Covenants...............................................................59

         Section 7.1.  Preservation of Existence and Similar Matters.............................59
         Section 7.2.  Compliance with Applicable Law and Material Contracts.....................60
         Section 7.3.  Maintenance of Property...................................................60
         Section 7.4.  Conduct of Business.......................................................60
         Section 7.5.  Insurance.................................................................60
         Section 7.6.  Payment of Taxes and Claims...............................................60
         Section 7.7.  Visits and Inspections....................................................61
         Section 7.8.  Use of Proceeds; Letters of Credit........................................61
         Section 7.9.  Environmental Matters.....................................................61
         Section 7.10.  Books and Records........................................................62
         Section 7.11.  Further Assurances.......................................................62
         Section 7.12.  New Subsidiaries/Guarantors..............................................62
         Section 7.13.  REIT Status..............................................................63
         Section 7.14.  Exchange Listing.........................................................63

Article VIII. Information........................................................................63

         Section 8.1.  Quarterly Financial Statements............................................63
         Section 8.2.  Year-End Statements.......................................................63
         Section 8.3.  Compliance Certificate....................................................64
         Section 8.4.  Other Information.........................................................64

Article IX. Negative Covenants...................................................................66

         Section 9.1.  Financial Covenants.......................................................66
         Section 9.2.  Indebtedness..............................................................67
         Section 9.3.  Certain Permitted Investments.............................................67
         Section 9.4.  Investments Generally.....................................................68
         Section 9.5.  Liens; Negative Pledges; Other Matters....................................69
         Section 9.6.  Restricted Payments.......................................................70
         Section 9.7.  Merger, Consolidation, Sales of Assets and Other Arrangements.............70
         Section 9.8.  Fiscal Year...............................................................71
         Section 9.9.  Modifications to Advisory Agreement and Other Material Contracts..........71
         Section 9.10.  Transactions with Affiliates.............................................71
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

         Section 9.11.  ERISA Exemptions.........................................................71

Article X. Default...............................................................................72

         Section 10.1.  Events of Default........................................................72
         Section 10.2.  Remedies Upon Event of Default...........................................75
         Section 10.3.  Remedies Upon Default....................................................77
         Section 10.4.  Allocation of Proceeds...................................................77
         Section 10.5.  Collateral Account.......................................................77
         Section 10.6.  Performance by Agent.....................................................78
         Section 10.7.  Rights Cumulative........................................................78

Article XI. The Agent............................................................................79

         Section 11.1.  Authorization and Action.................................................79
         Section 11.2.  Agent's Reliance, Etc....................................................79
         Section 11.3.  Notice of Defaults.......................................................80
         Section 11.4.  First Union as Lender....................................................80
         Section 11.5.  Approvals of Lenders.....................................................81
         Section 11.6.  Lender Credit Decision, Etc..............................................81
         Section 11.7.  Indemnification of Agent.................................................82
         Section 11.8.  Successor Agent..........................................................82
         Section 11.9.  Titled Agents............................................................83

Article XII. Miscellaneous.......................................................................83

         Section 12.1.  Notices..................................................................83
         Section 12.2.  Expenses.................................................................84
         Section 12.3.  Setoff...................................................................85
         Section 12.4.  Litigation; Jurisdiction; Other Matters; Waivers.........................85
         Section 12.5.  Successors and Assigns...................................................86
         Section 12.6.  Amendments...............................................................89
         Section 12.7.  Nonliability of Agent and Lenders........................................90
         Section 12.8.  Confidentiality..........................................................91
         Section 12.9.  Indemnification..........................................................91
         Section 12.10.  Termination; Survival...................................................93
         Section 12.11.  Severability of Provisions..............................................93
         Section 12.12.  GOVERNING LAW...........................................................93
         Section 12.13.  Counterparts............................................................93
         Section 12.14.  Obligations with Respect to Loan Parties................................94
         Section 12.15.  Limitation of Liability.................................................94
         Section 12.16.  Entire Agreement........................................................94
         Section 12.17.  Construction............................................................94
         SECTION 12.18.  LIABILITY OF TRUSTEES, ETC..............................................94


SCHEDULE 1.1(A)                List of Loan Parties
SCHEDULE 1.1(B)                Terms of Subordination
SCHEDULE 6.1.(b)               Ownership Structure
SCHEDULE 6.1.(f)               Title to Properties; Liens

SCHEDULE 6.1.(g)               Indebtedness and Guaranties
SCHEDULE 6.1.(h)               Material Contracts
SCHEDULE 6.1.(i)               Litigation
SCHEDULE 6.1.(k)               Financial Statements
SCHEDULE 6.1.(y)               List of Unencumbered Assets
SCHEDULE 9.4.                  Existing Investments


EXHIBIT A                      Form of Assignment and Acceptance Agreement
EXHIBIT B                      Form of Designation Agreement
EXHIBIT C                      Form of Notice of Borrowing
EXHIBIT D                      Form of Notice of Continuation
EXHIBIT E                      Form of Notice of Conversion
EXHIBIT F                      Form of Notice of Swingline Borrowing
EXHIBIT G                      Form of Swingline Note
EXHIBIT H                      Form of Bid Rate Quote Request
EXHIBIT I                      Form of Bid Rate Quote
EXHIBIT J                      Form of Bid Rate Quote Acceptance
EXHIBIT K                      Form of Revolving Note
EXHIBIT L                      Form of Bid Rate Note
EXHIBIT M                      Form of Cancellation Request
EXHIBIT N-1                    Form of Opinion of Counsel
EXHIBIT N-2                    Form of Opinion of Special Counsel
EXHIBIT O                      Form of Compliance Certificate
EXHIBIT P                      Form of Guaranty

         THIS CREDIT AGREEMENT dated as of April 30, 2001 by and among HRPT Properties Trust, a real estate investment trust organized under the laws of the State of Maryland (the "Borrower"), each of the financial institutions initially a signatory hereto together with their assignees pursuant to Section 12.5.(d), First Union National Bank, as Agent, FIRST UNION SECURITIES, INC., as Lead Arranger, FLEET NATIONAL BANK, as Co-Lead Arranger, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent, and each of COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK BRANCH, THE BANK OF NEW YORK and FLEET NATIONAL BANK, as Documentation Agents.

         WHEREAS, the Agent and the Lenders desire to make available to the Borrower a revolving credit facility in the initial amount of $425,000,000, which will include a $40,000,000 letter of credit subfacility and a $25,000,000 swingline subfacility, on the terms and conditions contained herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                             ARTICLE I. DEFINITIONS

Section 1.1.  Definitions.

         In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Agreement:

         "Accession Agreement" means an Accession Agreement substantially in the form of Annex I to the Guaranty.

         "Additional Costs" has the meaning given that term in Section 4.1.

         "Adjusted EBITDA" means, with respect to any period of time, EBITDA of the Borrower and its Subsidiaries determined on a consolidated basis for such period less Capital Expenditures Reserves for all Properties for such period.

         "Adjusted Eurodollar Rate" means, with respect to each Interest Period for any LIBOR Loan, the rate obtained by dividing (a) LIBOR for such Interest Period by (b) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained against "Eurocurrency liabilities" as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America to residents of the United States of America).

         "Advisory Agreement" means that certain Advisory Agreement dated as of January 1, 1998 by and between the Borrower and RMR.

         "Affiliate" means any Person (other than the Agent or any Lender): (a) directly or indirectly controlling, controlled by, or under common control with, the Borrower; (b) directly or indirectly owning or holding ten percent (10.0%) or more of any Equity Interest in the Borrower; or (c) ten percent (10.0%) or more of whose voting stock or other Equity Interest is directly or indirectly owned or held by the Borrower. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise. The Affiliates of a Person shall include any officer or director of such Person.

         "Agent" means First Union National Bank, as contractual representative for the Lenders under the terms of this Agreement, and any of its successors.

         "Agreement Date" means the date as of which this Agreement is dated.

         "Applicable Law" means all applicable provisions of constitutions, statutes, rules, regulations and orders of all governmental bodies and all orders and decrees of all courts, tribunals and arbitrators.

         "Applicable Margin" means the percentage per annum determined, at any time, based on the range into which the Borrower's Credit Rating then falls, in accordance with the table set forth below. Any change in the Borrower's Credit Rating which would cause it to move to a different Level in such table shall effect a change in the Applicable Margin on the Business Day on which such change occurs. During any period that the Borrower has received Credit Ratings that are not equivalent, the Applicable Margin shall be determined by the lower of such two Credit Ratings. During any period for which the Borrower has not received a Credit Rating from a Rating Agency, then the Applicable Margin shall be determined as Level 5. As of the Agreement Date, the Applicable Margin is determined based on Level 3.

        Borrower's Credit Rating         Applicable Margin   Applicable Margin
Level     (S&P/Moody's (other))           for LIBOR  Loans   for Base Rate Loans
-------------------------------------------------------------------------------
  1      A-/A3 (or equivalent)                 0.65%                0.0%
  2      BBB+/Baa1 (or equivalent)             0.70%                0.0%
  3      BBB/Baa2 (or equivalent)              0.80%                0.0%
  4      BBB-/Baa3 (or equivalent)             0.95%                0.15%
  5      <  BBB-/Baa3 (or equivalent)          1.40%                0.35%

         "Asset Under Development" means, as of any date of determination, any Property on which construction of new income-producing improvements has been commenced and is continuing. If such construction consists of the construction of tenant improvements, as opposed to expansion of such Property or any "ground up" development, such Property shall not be considered to be an Asset Under Development. In addition, to the extent any Property includes a revenue-generating component (e.g. an existing building leased to a tenant) and a building under development, such revenue-generating component shall not be considered to be an Asset Under Development but such building under development shall be considered to be an Asset Under Development.

         "Assignee" has the meaning given that term in Section 12.5.(d).

         "Assignment   and  Acceptance   Agreement"   means  an  Assignment  and
Acceptance Agreement among a Lender, an Assignee and the Agent, substantially in the form of Exhibit A.

         "Base Rate" means the per annum rate of interest equal to the greater of (a) the Prime Rate or (b) the Federal Funds Rate plus one-half of one percent (0.5%). Any change in the Base Rate resulting from a change in the Prime Rate or the Federal Funds Rate shall become effective as of 12:01 a.m. on the Business Day on which each such change occurs. The Base Rate is a reference rate used by the Lender acting as the Agent in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged by the Lender acting as the Agent or any other Lender on any extension of credit to any debtor.

         "Base Rate Loan" means a Loan bearing interest at a rate based on the Base Rate.

         "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

         "Bid Rate" has the meaning given that term in Section 2.2.(c)(ii)(C).

         "Bid  Rate  Borrowing"  has the  meaning  given  that  term in  Section
2.2.(b).

         "Bid Rate Loan" means a loan made by a Lender under Section 2.2.

         "Bid Rate Notes" has the meaning given that term in Section 2.11.(b).

         "Bid Rate Quote" means an offer in accordance with Section 2.2.(c) by a Lender to make a Bid Rate Loan with one single specified interest rate.

         "Bid Rate Quote Request" has the meaning given that term in Section 2.2.(b).

         "Borrower" has the meaning set forth in the introductory paragraph hereof and shall include the Borrower's successors and permitted assigns.

         "Business Day" means (a) any day other than a Saturday, Sunday or other day on which banks in Charlotte, North Carolina or New York, New York are authorized or required to close and (b) with reference to a LIBOR Loan, any such day that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Cancellation Request" has the meaning given that term in Section 2.13.

         "Capital Expenditure Reserves" means, with respect to a Property and for a given period, an amount equal to (a) the aggregate rentable square footage of all completed space of such Property, times (b) $0.75, times (c) the number of days in such period, divided by (d) 365.

         "Capitalized Lease Obligation" means obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation determined in accordance with GAAP.

         "Cash Equivalents" means: (a) securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, or a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, acting through a branch or agency, which bank has capital and unimpaired surplus in excess of $500,000,000.00 and which bank or its holding company has a short-term commercial paper rating of at least A-2 or the equivalent by S&P or at least P-2 or the equivalent by Moody's; (c) reverse repurchase agreements with terms of not more than seven days from the date acquired, for securities of the type described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody's, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940, which have net assets of at least $500,000,000.00 and at least 85% of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above.

         "Collateral Account" means a special non-interest bearing deposit account maintained by the Agent at the Principal Office and under its sole dominion and control.

         "Commitment" means, as to each Lender, such Lender's obligation to make Revolving Loans pursuant to Section 2.1. and to issue (in the case of the Agent) or participate in (in the case of the Lenders) Letters of Credit pursuant to
Section 2.4.(a) and 2.4.(i), respectively, in an amount up to, but not exceeding (but in the case of the Lender acting as the Agent excluding the aggregate amount of participations in the Letters of Credit held by other Lenders), the amount set forth for such Lender on its signature page hereto as such Lender's "Commitment Amount" or as set forth in the applicable Assignment and Acceptance Agreement, as the same may be reduced from time to time pursuant to Section
2.12. or as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 12.5.

         "Commitment Percentage" means, as to each Lender, the ratio, expressed as a percentage, of (a) the amount of such Lender's Commitment to (b) the aggregate amount of the Commitments of all Lenders hereunder; provided, however, that if at the time of determination the Commitments have terminated or been reduced to zero, the "Commitment Percentage" of each Lender shall be the Commitment Percentage of such Lender in effect immediately prior to such termination or reduction.

         "Compliance  Certificate"  has the  meaning  given that term in Section
8.3.

         "Continue",   "Continuation"   and  "Continued"   each  refers  to  the
continuation of a LIBOR Loan from one Interest Period to another Interest Period pursuant to Section 2.9.

         "Convert", "Conversion" and "Converted" each refers to the conversion of a Loan of one Type into a Loan of another Type pursuant to Section 2.10.

         "Credit Event" means any of the following: (a) the making (or deemed making) of any Loan, (b) the Conversion of a Loan and (c) the issuance of a Letter of Credit.

         "Credit Rating" means the lowest rating assigned by a Rating Agency to each series of rated senior unsecured long term indebtedness of the Borrower.

         "Debt Service" means, for any period, the sum of: (a) Interest Expense of the Borrower and its Subsidiaries determined on a consolidated basis for such period and (b) all regularly scheduled payments made with respect to Indebtedness of the Borrower and its Subsidiaries during such period, other than any balloon, bullet or similar principal payment which repays such Indebtedness in full.

         "Default" means any of the events specified in Section 10.1., whether or not there has been satisfied any requirement for the giving of notice, the lapse of time, or both.

         "Defaulting Lender" has the meaning set forth in Section 3.11.

         "Designated Lender" means a special purpose corporation which is sponsored by a Lender, that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that issues (or the parent of which issues) commercial paper rated at least P-1 (or the then equivalent grade) by Moody's or A-1 (or the then equivalent grade) by S&P that, in either case, (a) is organized under the laws of the United States of America or any state thereof, (b) shall have become a party to this Agreement pursuant to Section 12.5.(e) and (c) is not otherwise a Lender.

         "Designated Lender Note" means a Bid Rate Note of the Borrower evidencing the obligation of the Borrower to repay Bid Rate Loans made by a Designated Lender.

         "Designating  Lender"  has the  meaning  given  that  term  in  Section
12.5.(e).

         "Designation Agreement" means a Designation Agreement between a Lender and a Designated Lender and accepted by the Agent, substantially in the form of Exhibit B or such other form as may be agreed to by such Lender, such Designated Lender and the Agent.

         "Developable Property" means (a) any Property on which there are no improvements or (b) any Property (or portion thereof) acquired by the Borrower or any Subsidiary for the purpose of being developed.

         "Dollars" or "$" means the lawful currency of the United States of America.

         "EBITDA" means, with respect to a Person for a given period: (a) net earnings (or loss) of such Person for such period determined on a consolidated basis exclusive of the following (to the extent included in determination of such net earnings (loss)): (i) depreciation and amortization expense; (ii) Interest Expense; (iii) income tax expense; (iv) extraordinary or non-recurring gains and losses; and (v) in the case of the Borrower and its Subsidiaries, equity in the earnings (or loss) of SNH and HPT and other Unconsolidated Affiliates; plus (b) in the case of the Borrower and its Subsidiaries cash dividends (other than extraordinary cash dividends or distributions) received by the Borrower or its Subsidiaries from SNH or HPT during such period; plus (c) such Person's pro rata share of EBITDA of its Unconsolidated Affiliates. For purposes of determining the EBITDA of the Borrower and its Subsidiaries, EBITDA not attributable to operations or assets of the Borrower or its Subsidiaries located in the United States of America shall be excluded. Straight line rent leveling adjustments required under GAAP shall be disregarded in determinations of EBITDA.

         "Effective Date" means the later of: (a) the Agreement Date; and (b) the date on which all of the conditions precedent set forth in Section 5.1. shall have been fulfilled or waived in writing by the Requisite Lenders.

         "Eligible  Assignee"  means any Person who is: (i)  currently a Lender;
(ii) a commercial bank, trust company, insurance company, investment bank or pension fund organized under the laws of the United States of America, or any state thereof, and having total assets in excess of $5,000,000,000; (iii) a savings and loan association or savings bank organized under the laws of the United States of America, or any state thereof, and having a tangible net worth of at least $500,000,000; or (iv) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having total assets in excess of $10,000,000,000, provided that such bank is acting through a branch or agency located in the United States of America. If such Person is not currently a Lender, such Person's senior unsecured long term indebtedness must be rated BBB or higher by S&P, Baa2 or higher by Moody's, or the equivalent or higher of either such rating by another Rating Agency acceptable to the Agent. Notwithstanding the foregoing, during any period in which an Event of Default shall have occurred and be continuing under any of subsections (a), (b), (f) or (g) of Section 10.1., the term "Eligible Assignee" shall mean any Person that is not an individual.

         "Environmental Laws" means any Applicable Law relating to environmental protection or the manufacture, storage, disposal or clean-up of Hazardous Materials including, without limitation, the following: Clean Air Act, 42 U.S.C.ss.7401 et seq.; Federal Water Pollution Control Act, 33 U.S.C.ss.1251 et seq.; Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C.ss. 6901 et seq.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.ss. 9601 et seq.; National
Environmental  Policy  Act,  42  U.S.C.ss.  4321  et  seq.;  regulations  of the
Environmental Protection Agency and any applicable rule of common law and any judicial interpretation thereof relating primarily to the environment or Hazardous Materials.

         "Equity Interest" means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests
in) such Person, any security (other than a security constituting Indebtedness) convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

         "Equity Issuance" means any issuance by a Person of any Equity Interest and shall in any event include the issuance of any Equity Interest upon the conversion or exchange of any security constituting Indebtedness that is convertible or exchangeable, or is being converted or exchanged, for Equity Interests.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

         "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

         "Event of Default" means any of the events specified in Section 10.1., provided that any requirement for notice or lapse of time or any other condition has been satisfied.

         "Excluded Subsidiary" means any Subsidiary (a) which has a legal structure and capitalization intended to make such entity a single purpose, "bankruptcy remote" entity; and (b) for which none of the Borrower, any Subsidiary (other than another Excluded Subsidiary) or any other Loan Party has Guaranteed any of the Indebtedness or Subordinated Debt of such Subsidiary or has any direct obligation to maintain or preserve such Subsidiary's financial condition or to cause such Subsidiary to achieve any specified levels of operating results, except for customary exceptions for fraud, misapplication of funds, environmental indemnities, and other similar exceptions to recourse liability.

         "Existing Credit Agreement" means that certain Fourth Amended and Restated Revolving Loan Agreement dated as of April 2, 1998 by and among the Borrower, the financial institutions party thereto as "Lenders", Dresdner
Kleinwort Benson North America LLC, as Agent, Fleet National Bank, as Administrative Agent, and certain Subsidiaries of the Borrower.

         "Facility Fee" means the per annum percentage set forth in the table below corresponding to the Level at which the "Applicable Margin" is determined in accordance with the definition thereof:

                     Level                Facility Fee
                ----------------------------------------
                       1                      0.15%
                       2                      0.20%
                       3                      0.20%
                       4                      0.20%
                       5                      0.30%

As of the Agreement Date, the Facility Fee equals 0.20%.

         "Fair Market Value" means, with respect to (a) a security listed on a principal national securities exchange, the price of such security as reported on such exchange by any widely recognized reporting method customarily relied upon by financial institutions and (b) with respect to any other property, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upward to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent by federal funds dealers selected by the Agent on such day on such transaction as determined by the Agent.

         "Fees"  means the fees and  commissions  provided for or referred to in
Section 3.6. and any other fees payable by the Borrower hereunder or under any other Loan Document.

         "First Union" means First Union National Bank, together with its successors and assigns.

         "Fitch" means Fitch, Inc. and its successors.

         "Fixed Charges" means, for any period, the sum (without duplication) of
(a) Debt Service for such period and (b) Preferred Dividends for such period.

         "Floating Rate Debt" means all Indebtedness of the Borrower and its Subsidiaries which bears interest at fluctuating rates (and in any event shall include all Loans and other Indebtedness of the Borrower under any of the Loan Documents) and for which the Borrower or any such Subsidiary has not obtained Interest Rate Agreements which effectively cause such variable rates to be equivalent to fixed rates less than or equal to 10.0% per annum.

         "Funds From Operations" means, for any period, net income of the Borrower for such period determined on a consolidated basis, exclusive of the following (to the extent included in the determination of such net income): (a) depreciation and amortization; (b) gains and losses from extraordinary or non-recurring items; (c) gains and losses on sales of real estate; (d) gains and losses on investments in marketable securities; (e) provisions/benefits for income taxes for such period; and (f) Funds From Operations attributable to any Investment held, directly or indirectly, by the Borrower in HPT and SNH; provided, however, cash dividends in respect of such Investments in HPT and SNH that have been actually received by the Borrower or any Subsidiary during such period, shall not be excluded from Funds From Operation by virtue of this clause (f).

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

         "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

         "Governmental Authority" means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

         "Guarantor" means any Person that is a party to the Guaranty as a "Guarantor" and in any event shall include each Material Subsidiary (unless an Excluded Subsidiary).

         "Guaranty", "Guaranteed" or to "Guarantee" as applied to any obligation means and includes: (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation whether by: (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit (including Letters of Credit), or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person's obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation. As the context requires, "Guaranty" shall also mean the Guaranty to which the Guarantors are parties substantially in the form of Exhibit P.

         "Hazardous Materials" means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, "TCLP" toxicity or "EP toxicity"; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; (d) asbestos in any form; and (e) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

         "HPT" means Hospitality Properties Trust, together with its successors and assigns.

         "Indebtedness" means, with respect to a Person, at the time of computation thereof, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed; (b) all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii)
evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or services rendered; (c) Capitalized Lease Obligations of such Person; (d) all reimbursement obligations of such Person under any letters of credit or acceptances (whether or not the same have been presented for payment); (e) all obligations, contingent or otherwise, of such Person under any synthetic lease, tax retention operating lease, off balance sheet loan or similar off balance sheet financing arrangement if the transaction giving rise to such obligation (i) is considered indebtedness for borrowed money for tax purposes but is classified as an operating lease under GAAP and (ii) does not (and is not required to pursuant to GAAP) appear as a liability on the balance sheet of such Person; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (g) all obligations of such Person in respect of any take-out commitment or forward equity commitment (excluding, in the case of the Borrower and its Subsidiaries, any such obligation that can be satisfied solely by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)); (h) all Indebtedness of other Persons which such Person has Guaranteed or is otherwise recourse to such Person; (i) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness or other payment obligation, valued, in the case of any such Indebtedness as to which recourse for the payment thereof is expressly limited to the property or assets on which such Lien is granted, at the lesser of (x) the stated or determinable amount of the Indebtedness that is so secured or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) and
(y) the Fair Market Value of such property or assets; and (j) such Person's pro rata share of the Indebtedness of any Unconsolidated Affiliate of such Person. In the case of the Borrower and its Subsidiaries, Subordinated Debt shall not be considered Indebtedness.

         "Intellectual Property" has the meaning given that term in Section 6.1.(t).

         "Interest Expense" means, with respect to a Person for any period of time, (a) the interest expense, whether paid, accrued or capitalized (without deduction of consolidated interest income) of such Person for such period plus
(b) in the case of the Borrower, the Borrower's pro rata share of Interest Expense of its Unconsolidated Affiliates.

         "Interest Period" means:

         (a) with respect to any LIBOR Loan, each period commencing on the date such LIBOR Loan is made or the last day of the next preceding Interest Period for such Loan and ending 7, 30 or 90 days thereafter, as the Borrower may select in a Notice of Borrowing, Notice of Continuation or Notice of Conversion, as the case may be, except that each Interest Period of 30 or 90 day's duration that commences on the last Business Day of a calendar month shall end on the last Business Day of the appropriate subsequent calendar month; and

         (b) with respect to any Bid Rate Loan, the period commencing on the date such Bid Rate Loan is made and ending on any Business Day not less than 7 nor more than 90 days thereafter, as the Borrower may select as provided in
Section 2.2.(b).

Notwithstanding the foregoing: (i) if any Interest Period would otherwise end after the Termination Date, such Interest Period shall end on the Termination Date; and (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day).

         "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar contractual agreement or arrangement entered into with a nationally recognized financial institution then having an Investment Grade Rating for the purpose of protecting against fluctuations in interest rates.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

         "Investment" means, (x) with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, Guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person and (y) with respect to any Property or other asset, the acquisition thereof. Any commitment to make an Investment in any other Person, as well as any option of another Person to require an Investment in such Person, shall constitute an Investment.

Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in a Loan Document, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

         "Investment Grade Rating" means a Credit Rating of BBB-/Baa3 (or equivalent) from both Rating Agencies.

         "L/C Commitment Amount" equals $40,000,000.

         "Lender" means each financial institution from time to time party hereto as a "Lender" or a "Designated Lender," together with its respective successors and permitted assigns; provided, however, that the term "Lender" shall exclude each Designated Lender when used in reference to any Loan other than a Bid Rate Loan, the Commitments or terms relating to any Loan other than a Bid Rate Loan and the Commitments and shall further exclude each Designated Lender for all other purposes under the Loan Documents except that any Designated Lender which funds a Bid Rate Loan shall, subject to Section 12.5.(e), have the rights (including the rights given to a Lender contained in Sections 12.2. and 12.9.) and obligations of a Lender associated with holding such Bid Rate Loan.

         "Lending Office" means, for each Lender and for each Type of Loan, the office of such Lender specified as such on its signature page hereto or in the applicable Assignment and Acceptance Agreement, or such other office of such Lender as such Lender may notify the Agent in writing from time to time.

         "Letter of Credit" has the meaning given that term in Section 2.4.(a).

         "Letter of Credit Documents" means, with respect to any Letter of Credit, collectively, any application therefor, any certificate or other document presented in connection with a drawing under such Letter of Credit and any other agreement, instrument or other document governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations.

         "Letter of Credit Liabilities" means, without duplication, at any time and in respect of any Letter of Credit, the sum of (a) the Stated Amount of such Letter of Credit plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the Borrower at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, a Lender (other than the Lender acting as the Agent) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest in the related Letter of Credit under Section 2.4.(i), and the Lender acting as the Agent shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the Lenders other than the Lender acting as the Agent of their participation interests under such Section.

         "LIBOR" means, for any LIBOR Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page

3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR" shall mean, for any LIBOR Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on the Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on the Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

         "LIBOR Loans" means Loans bearing interest at a rate based on LIBOR.

         "Lien" as applied to the property of any Person means: (a) any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, lien, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; (c) the filing of any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction, other than a financing statement filed (i) in respect of a lease not constituting a Capitalized Lease Obligation pursuant to Section 9-408 (or a successor provision) of the Uniform Commercial Code as in effect in an applicable jurisdiction or (ii) in connection with a sale or other disposition of accounts or other assets not prohibited by this Agreement in a transaction not otherwise constituting or giving rise to a Lien; and (d) any agreement by such Person to grant, give or otherwise convey any of the foregoing.

         "Loan" means a Revolving Loan, a Bid Rate Loan or a Swingline Loan.

         "Loan Document" means this Agreement, each Note, each Letter of Credit Document, the Guaranty and each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement.

         "Loan Party" means each of the Borrower and each other Person who guarantees all or a portion of the Obligations and/or who pledges any collateral security to secure all or a portion of the Obligations. Schedule 1.1.(A) sets forth the Loan Parties in addition to the Borrower as of the Agreement Date.

         "Management Agreement" means that certain Master Management Agreement dated as of December 31, 1997 by and between RMR and the Borrower and its Subsidiaries.

         "Mandatorily Redeemable Stock" means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for common stock or other equivalent common Equity Interests), in each case on or prior to the date on which all Revolving Loans are scheduled to be due and payable in full.

         "Material Adverse Effect" means a materially adverse effect on (a) the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower or any other Loan Party to perform its obligations under any Loan Document to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lenders and the Agent under any of the Loan Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith.

         "Material Contract" means any contract or other arrangement (other than Loan Documents), whether written or oral, to which the Borrower, any Subsidiary or any other Loan Party is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect, and in any event shall include the Advisory Agreement and the Management Agreement with respect to the Borrower.

         "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $10,000,000.

         "Material Subsidiary" means any Subsidiary to which 2.0% or more of Total Asset Value is, directly or indirectly, attributable.

         "Moody's" means Moody's Investors Service, Inc. and its successors.

         "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

         "Negative Pledge" means a provision of any agreement (other than this Agreement or any other Loan Document) that prohibits or limits the creation or assumption of any Lien on any assets of a Person or entitles another Person to obtain or claim the benefit of a Lien on any assets of such Person; provided, however, that an agreement that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person's ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person's ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge for purposes of this Agreement.

         "Net Operating Income" means, with respect to a Property and for a given period, the sum of the following (without duplication): (a) rents (adjusted for straight-lining of rents) and other revenues received in the ordinary course from the leasing or operating of such Property (including proceeds of rent loss insurance but excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants' obligations for rent) minus (b) all expenses paid or accrued by the Borrower or a Subsidiary related to the ownership, operation or maintenance of such Property, including but not limited to taxes, assessments and other similar charges, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, on-site marketing expenses and property management fees equal to the greater of (i) actual property management fees or (ii) three percent (3.0%) of the total gross revenues for such Property for such period, but in any event excluding general and administrative expenses of the Borrower and its Subsidiaries, minus (c) Capital Expenditures Reserves with respect to such Property for such period.

         "Net Proceeds" means with respect to any Equity Issuance by a Person, the aggregate amount of all cash and the Fair Market Value of all other property received by such Person in respect of such Equity Issuance net of investment banking fees, legal fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred by such Person in connection with such Equity Issuance.

         "Net Worth" means, with respect to any Person, such Person's total shareholder's equity (including capital stock, additional paid-in capital and retained earnings, after deducting treasury stock) which would appear as such on a balance sheet of such Person prepared in accordance with GAAP.

         "Nonrecourse Indebtedness" means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, and other similar exceptions to recourse liability) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.

         "Note" means a Revolving Note, a Bid Rate Note or a Swingline Note.

         "Notice of Borrowing" means a notice in the form of Exhibit C to be delivered to the Agent pursuant to Section 2.1.(b) evidencing the Borrower's request for a borrowing of Revolving Loans.

         "Notice of Continuation" means a notice in the form of Exhibit D to be delivered to the Agent pursuant to Section 2.9. evidencing the Borrower's request for the Continuation of a LIBOR Loan.

         "Notice of Conversion" means a notice in the form of Exhibit E to be delivered to the Agent pursuant to Section 2.10. evidencing the Borrower's request for the Conversion of a Loan from one Type to another Type.

         "Notice of Swingline Borrowing" means a notice in the form of Exhibit F to be delivered to the Agent pursuant to Section 2.3. evidencing the Borrower's request for a borrowing of Swingline Loans.

         "Obligations" means, individually and collectively: (a) the aggregate principal balance of, and all accrued and unpaid interest on, all Loans; (b) all Reimbursement Obligations and all other Letter of Credit Liabilities; and (c) all other indebtedness, liabilities, obligations, covenants and duties of the Borrower and the other Loan Parties owing to the Agent, the Swingline Lender or any Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, including, without limitation, the Fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note.

         "Participant" has the meaning given that term in Section 12.5.(c).

         "PBGC" means the Pension Benefit Guaranty Corporation and any successor agency.

         "Permitted Liens" means, as to any Person: (a) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which are not at the time required to be paid or discharged under Section 7.6.;
(b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar Applicable Laws; (c) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the use thereof in the business of such Person; and (d) Liens in existence as of the Agreement Date and set forth in Part II of Schedule 6.1.(f).

         "Person"  means  an  individual,   corporation,   partnership,  limited
liability company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (a) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (b) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

         "Post-Default Rate" means, in respect of any principal of any Loan or any other Obligation that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum equal to four percent (4.0%) plus the Base Rate as in effect from time to time.

         "Preferred Dividends" means, for any given period and without duplication, all Restricted Payments accrued or paid (and in the case of Restricted Payments paid, which were not accrued during a prior period) during such period on Preferred Stock issued by the Borrower or a Subsidiary. Preferred Dividends shall not include dividends or distributions paid or payable (a) solely in Equity Interests (other than Mandatorily Redeemable Stock) payable to holders of such class of Equity Interests; (b) to the Borrower or a Subsidiary; or (c) constituting or resulting in the redemption of Preferred Stock, other than scheduled redemptions not constituting balloon, bullet or similar redemptions in full.

         "Preferred Stock" means, with respect to any Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both.

         "Prime Rate" means the rate of interest per annum announced publicly by the Lender acting as the Agent as its prime rate from time to time. The Prime Rate is not necessarily the best or the lowest rate of interest offered by the Lender acting as the Agent or any other Lender.

         "Principal Office" means the office of the Agent located at One First Union Center, Charlotte, North Carolina, or such other office of the Agent as the Agent may designate from time to time.

         "Property" means any parcel of real property owned or leased (in whole or in part) or operated by the Borrower or any Subsidiary and which is located in a state of the United States of America or the District of Columbia.

         "Property EBITDA" means, with respect to a Property and for a given period, the sum of the following (without duplication): (a) rents (adjusted for straight-lining of rents) and other revenues received in the ordinary course from the leasing or operating of such Property (including proceeds of rent loss insurance but excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants' obligations for rent) minus
(b) all expenses paid or accrued by the Borrower or a Subsidiary related to the ownership, operation or maintenance of such Property, including but not limited to taxes, assessments and other similar charges, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, on-site marketing expenses and property management fees equal to the greater of (i) actual property management fees or (ii) three percent (3.0%) of the total gross revenues for such Property for such period, but in any event excluding general and administrative expenses of the Borrower and its Subsidiaries.

         "Rating Agency" means S&P and Moody's. If either such corporation ceases to act as a securities rating agency or ceases to provide ratings with respect to the senior long-term unsecured debt obligations of the Borrower, then the Borrower may designate as a replacement Rating Agency Fitch or any other nationally recognized securities rating agency acceptable to the Agent.

         "Register" has the meaning given that term in Section 12.5.(f).

         "Regulatory Change" means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy.

         "Reimbursement  Obligation"  means  the  absolute,   unconditional  and
irrevocable obligation of the Borrower to reimburse the Agent for any drawing honored by the Agent under a Letter of Credit.

         "REIT" means a Person qualifying for treatment as a "real estate investment trust" under the Internal Revenue Code.

         "RMR" means REIT Management & Research, Inc., together with its successors and permitted assigns.

         "Requisite Lenders" means, as of any date, Lenders having at least 66 2/3% of the aggregate amount of the Commitments (not held by Defaulting Lenders who are not entitled to vote), or, if the Commitments have been terminated or reduced to zero, Lenders holding at least 66 2/3% of the principal amount of the Loans and Letter of Credit Liabilities (not held by Defaulting Lenders who are not entitled to vote).

         "Responsible Officer" means (a) with respect to the Borrower, the Borrower's President or Treasurer or any Managing Trustee of the Borrower and
(b) with respect to any other Loan Party, such Loan Party's chief executive officer or chief financial officer.

         "Restricted Payment" means: (a) any dividend or other distribution, direct or indirect, on account of any Equity Interest of the Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in Equity Interests of identical class to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity
Interest of the Borrower or any of its Subsidiaries now or hereafter outstanding; and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the Borrower or any of its Subsidiaries now or hereafter outstanding.

         "Revolving Loan" means a loan made by a Lender to the Borrower pursuant to Section 2.1.(a).

         "Revolving Note" has the meaning given that term in Section 2.11.(a).

         "Secured Indebtedness" means, with respect to a Person as of any given date, the aggregate principal amount of all Indebtedness of such Person outstanding at such date and that is secured in any manner by any Lien, and in the case of the Borrower, shall include (without duplication) the Borrower's pro rata share of the Secured Indebtedness of its Unconsolidated Affiliates.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, together with all rules and regulations issued thereunder.

         "SNH"  means  Senior  Housing  Properties  Trust,   together  with  its
successors and assigns.

         "Solvent" means, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets (excluding any Indebtedness due from any affiliate of such Person) are each in excess of the fair valuation of its total liabilities (including all contingent liabilities computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that could reasonably be expected to become an actual and matured liability); (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature; and (c) such Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged.

         "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and its successors.

         "Stated Amount" means the amount available to be drawn by a beneficiary under a Letter of Credit from time to time, as such amount may be increased or reduced from time to time in accordance with the terms of such Letter of Credit.

         "Subordinated Debt" means Indebtedness of the Borrower or any of its Subsidiaries that is subordinated in right of payment and otherwise to the Loans and the other Obligations on terms and conditions approved of by the Titled Agents and the Requisite Lenders. When the Borrower is seeking approval of subordination terms and conditions pursuant to the immediately preceding sentence, it shall deliver to the Agent a reasonably detailed description of such terms and conditions which must contain a conspicuous legend to the effect that a Lender will be deemed to have approved such terms if it does not respond in writing to the contrary within the prescribed time. Promptly upon receipt of any such notice, the Agent will forward it to each of the Lenders. Unless a Lender shall give written notice to the Agent that it specifically objects to such terms and conditions within 10 Business Days of receipt of such description from the Agent, such Lender shall be deemed to have approved of such terms and conditions.

         "Subsidiary" means, for any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which consolidated with those of such Person pursuant to GAAP.

         "Supermajority Lenders" means, as of any date, Lenders having at least 75% of the aggregate amount of the Commitments (not held by Defaulting Lenders who are not entitled to vote), or, if the Commitments have been terminated or reduced to zero, Lenders holding at least 75% of the principal amount of the Loans and Letter of Credit Liabilities (not held by Defaulting Lenders who are not entitled to vote).

         "Swingline Commitment" means the Swingline Lender's obligation to make Swingline Loans pursuant to Section 2.3. in an amount up to, but not exceeding, $25,000,000, as such amount may be reduced from time to time in accordance with the terms hereof.

         "Swingline Lender" means First Union National Bank, together with its respective successors and assigns.

         "Swingline Loan" means a loan made by the Swingline Lender to the Borrower pursuant to Section 2.3.(a).

         "Swingline Note" means the promissory note of the Borrower payable to the order of the Swingline Lender in a principal amount equal to the amount of the Swingline Commitment as originally in effect and otherwise duly completed, substantially in the form of Exhibit G.

         "Tangible Net Worth" means, as of any given time: (a) the book value (exclusive of depreciation) of all real estate assets of the Borrower and its Subsidiaries that constitute Properties at such time; plus (b) the book value of other assets (excluding any real estate assets) of the Borrower and its Subsidiaries; less (c) the book value of the Borrower's Investment in HPT and SNH; less (d) all amounts appearing on the assets side of a consolidated balance sheet of the Borrower for assets separately classified as intangible assets under GAAP; less (e) all Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis; less (f) all other liabilities of the Borrower and its Subsidiaries determined on a consolidated basis.

         "Taxes" has the meaning given that term in Section 3.12.

         "Termination Date" means April 30, 2005, or such earlier date to which the Termination Date may be shortened pursuant to Section 2.13.

         "Titled Agents" means the Lead Arranger, the Co-Lead Arranger, the Syndication Agent and the Documentation Agents, and their respective successors and permitted assigns.

         "Total Asset Value" means the sum of the following (without duplication) of the Borrower and its Subsidiaries for the fiscal quarter most recently ended: (a)(i)(x) Property EBITDA determined on a consolidated basis for such fiscal quarter and which is attributable to the Properties of the Borrower and its Subsidiaries (excluding Property EBITDA attributable to Properties either acquired or disposed of during such fiscal quarter) minus (y) Capital Expenditure Reserves for such Properties for such fiscal quarter times (ii) 4 and divided by (iii) 9.25%; (b) the purchase price paid for any Property acquired during such fiscal quarter (less any amounts paid as a purchase price adjustment, held in escrow, retained as a contingency reserve, or other similar arrangements); (c) the value of the Borrower's equity Investment in each of HPT and SNH, such value determined at the lower cost or Fair Market Value; (d) all cash, cash equivalents and accounts receivable that are not (i) owing in excess of 90 days (or one year in the case of any Governmental Authority of the United States of America (but not political subdivisions thereof)) as of the end of such fiscal period or (ii) being contested in writing by the obligor in respect thereof (in which case only such portion being contested shall be excluded from Total Asset Value); (e) prepaid taxes and operating expenses as of the end of such fiscal period; (f) the book value of all Developable Land; (g) the book value of all other tangible assets (excluding land or other real property) as of the end of such fiscal period; (h) the book value of all Unencumbered Mortgage Notes; and (i) the Borrower's pro rata share of the preceding items (other than those referred to in clause (c)) of any Unconsolidated Affiliate of the Borrower.

         "Total Indebtedness" means, as of a given date, all liabilities of the Borrower and its Subsidiaries which would, in conformity with GAAP, be properly classified as a liability on a consolidated balance sheet of the Borrower and its Subsidiaries as of such date, and in any event shall include (without duplication): (a) all Indebtedness of the Borrower and its Subsidiaries and (b) the Borrower's pro rata share of Indebtedness of its Unconsolidated Affiliates.

         "Type" with respect to any Loan, refers to whether such Loan is a LIBOR Loan or Base Rate Loan.

         "Unconsolidated Affiliate" means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person. For purposes of this definition, Unconsolidated Affiliate shall not include SNH and HPT.

         "Unencumbered Asset" means a Property which satisfies all of the following requirements: (a) such Property is (i) owned in fee simple solely by the Borrower or a Guarantor or (ii) leased solely by the Borrower or a Guarantor pursuant to a ground lease having terms and conditions reasonably acceptable to the Agent; (b) is not an Asset Under Development and is in service; (c) is improved only with office buildings or other improvements of a type similar to improvements located on the Properties as of the Agreement Date; (d) neither such Property, nor any interest of the Borrower or such Guarantor therein, is subject to any Lien (other than Permitted Liens of the types described in clauses (a) through (c) of the definition thereof or Liens in favor of the Borrower or a Guarantor) or to any Negative Pledge; (e) if such Property is owned by a Subsidiary, (i) none of the Borrower's direct or indirect ownership interest in such Subsidiary is subject to any Lien (other than Permitted Liens of the types described in clauses (a) through (c) of the definition thereof or Liens in favor of the Borrower or a Guarantor) or to any Negative Pledge and
(ii) the Borrower directly, or indirectly through a Subsidiary, has the right to sell, transfer or otherwise dispose of such Property without the need to obtain the consent of any Person; and (f) such Property is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters which, individually or collectively, materially impair the value of such Property.

         "Unencumbered Asset Value" means, at any given time, the sum of: (a)(i) Net Operating Income from all Unencumbered Assets for the fiscal quarter most recently ending times (ii) 4 divided by (iii) 9.25%; and (b) the book value of all Unencumbered Mortgage Notes of the Borrower and its Subsidiaries. To the extent that the book value of Unencumbered Mortgage Notes would account for more than 10.0% of Unencumbered Asset Value, such excess shall be excluded. To the extent that Properties leased by the Borrower or a Guarantor pursuant to a ground lease would, in the aggregate, account for more than 5.0% of Unencumbered Asset Value, such excess shall be excluded. Pro forma Net Operating Income from any Unencumbered Asset acquired during such fiscal quarter shall be entitled to include such Property for the entire quarter in the foregoing calculation. If an Unencumbered Asset is not owned as of the last day of a quarter then the Net Operating Income from such asset shall be excluded from the foregoing calculation.

         "Unencumbered Mortgage Note" means a promissory note satisfying all of the following requirements: (a) such promissory note is owned solely by the Borrower or a Guarantor; (b) such promissory note is secured by a Lien on real property improved only with office buildings or other improvements of a type similar to improvements located on the Properties as of the Agreement Date; (c) neither such promissory note, nor any interest of the Borrower or such Guarantor therein, is subject to any Lien (other than Permitted Liens of the types described in clauses (a) through (c) of the definition thereof or Liens in favor of the Borrower or a Guarantor) or to any Negative Pledge; (d) if such promissory note is owned by a Subsidiary, (i) none of the Borrower's direct or indirect ownership interest in such Subsidiary is subject to any Lien (other than Permitted Liens of the types described in clauses (a) through (c) of the definition thereof or Liens in favor of the Borrower or a Guarantor) or to any Negative Pledge and (ii) the Borrower directly, or indirectly through a Subsidiary, has the right to sell, transfer or otherwise dispose of such promissory note without the need to obtain the consent of any Person; and (d) such real property and related improvements are not subject to any other Lien (other than Permitted Liens of the types described in clauses (a) through (c) of the definition thereof or Liens in favor of the Borrower or a Guarantor).

         "Unencumbered Net Operating Income" means the sum of (a) Net Operating Income from all Unencumbered Assets for the fiscal quarter most recently ending and (b) income attributable to Unencumbered Mortgage Notes for such fiscal quarter, other than income attributable to an Unencumbered Mortgage Note where
(i) any required principal or interest payment due under such Unencumbered Mortgage Note is more than 60 days past due or (ii) the maker of such Unencumbered Mortgage Note is the subject of a case, proceeding or condition of any of the types described in Sections 10.1.(f) or 10.1.(g). To the extent that income attributable to Unencumbered Mortgage Notes would account for more than 10.0% of Unencumbered Net Operating Income, such excess shall be excluded. In addition, notwithstanding the foregoing, Unencumbered Net Operating Income otherwise attributable to any Investment in SNH or HPT shall be excluded from Unencumbered Net Operating Income.

         "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (a) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (b) the fair market value of all Plan assets allocable to such liabilities under Title IV of

ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

         "Unsecured Debt Service" means, for a given period, Debt Service for such period, with respect to Unsecured Indebtedness of the Borrower and its Subsidiaries.

         "Unsecured Indebtedness" means, with respect to a Person as of any given date, the aggregate principal amount of all Indebtedness of such Person outstanding at such date that is not Secured Indebtedness (excluding Indebtedness associated with Unconsolidated Affiliates) and in the case of the Borrower shall include (without duplication) Indebtedness that does not constitute Secured Indebtedness.

         "Wholly Owned Subsidiary" means any Subsidiary of a Person in respect of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are at the time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person.

Section 1.2.  General; References to Times.

         Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with GAAP in effect as of the Agreement Date. References in this Agreement to "Sections", "Articles", "Exhibits" and "Schedules" are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. references in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified as of the date of this Agreement and from time to time thereafter to the extent not prohibited hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless explicitly set forth to the contrary, a reference to "Subsidiary" means a Subsidiary of the Borrower or a Subsidiary of such Subsidiary and a reference to an "Affiliate" means a reference to an Affiliate of the Borrower. Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Unless otherwise indicated, all references to time are references to Charlotte, North Carolina time.

                           ARTICLE II. CREDIT FACILITY

Section 2.1.  Revolving Loans.

         (a) Generally. Subject to the terms and conditions hereof, during the period from the Effective Date to but excluding the Termination Date, each Lender severally and not jointly agrees to make Revolving Loans to the Borrower in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of such Lender's Commitment. Subject to the terms and conditions of this Agreement, during the period from the Effective Date to but excluding the Termination Date, the Borrower may borrow, repay and reborrow Revolving Loans hereunder.

         (b) Requesting Revolving Loans. The Borrower shall give the Agent notice pursuant to a Notice of Borrowing or telephonic notice of each borrowing of Revolving Loans. Each Notice of Borrowing shall be delivered to the Agent before 11:00 a.m. (a) in the case of LIBOR Loans, on the date three Business Days prior to the proposed date of such borrowing and (b) in the case of Base Rate Loans, on the date one Business Day prior to the proposed date of such borrowing. Any such telephonic notice shall include all information to be specified in a written Notice of Borrowing and shall be promptly confirmed in writing by the Borrower pursuant to a Notice of Borrowing sent to the Agent by telecopy on the same day of the giving of such telephonic notice. The Agent will transmit by telecopy the Notice of Borrowing (or the information contained in such Notice of Borrowing) to each Lender promptly upon receipt by the Agent. Each Notice of Borrowing or telephonic notice of each borrowing shall be irrevocable once given and binding on the Borrower.

         (c) Disbursements of Revolving Loan Proceeds. No later than 1:00 p.m. on the date specified in the Notice of Borrowing, each Lender will make available for the account of its applicable Lending Office to the Agent at the Principal Office, in immediately available funds, the proceeds of the Revolving Loan to be made by such Lender. With respect to Revolving Loans to be made after the Effective Date, unless the Agent shall have been notified by any Lender prior to the specified date of borrowing that such Lender does not intend to make available to the Agent the Revolving Loan to be made by such Lender on such date, the Agent may assume that such Lender will make the proceeds of such Revolving Loan available to the Agent on the date of the requested borrowing as set forth in the Notice of Borrowing and the Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower the amount of such Revolving Loan to be provided by such Lender. Subject to satisfaction of the applicable conditions set forth in Article V. for such borrowing, the Agent will make the proceeds of such borrowing available to the Borrower no later than 2:00 p.m. on the date and at the account specified by the Borrower in such Notice of Borrowing.

Section 2.2.  Bid Rate Loans.

         (a) Bid Rate Loans. So long as the Borrower maintains an Investment Grade Rating, in addition to borrowings of Revolving Loans, at any time during the period from the Effective Date to but excluding the Termination Date the Borrower may, as set forth in this Section, request the Lenders to make offers to make Bid Rate Loans to the Borrower in Dollars. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

         (b) Requests for Bid Rate Loans. When the Borrower wishes to request from the Lenders offers to make Bid Rate Loans, it shall give the Agent notice (a "Bid Rate Quote Request") so as to be received no later than 10:00 a.m. on the Business Day next preceding the date of borrowing proposed therein. The Agent shall deliver to each Lender a copy of each Bid

Rate Quote Request promptly upon receipt thereof by the Agent. The Borrower may request offers to make Bid Rate Loans for up to three (3) different Interest Periods in each Bid Rate Quote Request; provided that the request for each separate Interest Period shall be deemed to be a separate Bid Rate Quote Request for a separate borrowing (a "Bid Rate Borrowing"). Each Bid Rate Quote Request shall be substantially in the form of Exhibit H and shall specify as to each Bid Rate Borrowing:

                  (i) the proposed date of such Bid Rate Borrowing, which shall be a Business Day;

                  (ii) the aggregate  amount of such Bid Rate  Borrowing,  which
         (x) shall be in the minimum amount of $10,000,000 and integral multiples of $500,000 and (y) shall not cause any of the limits specified in Section 2.15. to be violated; and

                  (iii) the duration of the Interest Period applicable thereto.

Except as otherwise provided in this subsection (b), no Bid Rate Quote Request shall be given within five Business Days (or such other number of days as the Borrower and the Agent, with the consent of the Requisite Lenders, may agree) of the giving of any other Bid Rate Quote Request.

         (c) Bid Rate Quotes.

                  (i) Each Lender may submit one or more Bid Rate Quotes, each containing an offer to make a Bid Rate Loan in response to any Bid Rate Quote Request; provided that, if the Borrower's request under Section 2.2.(b) specified more than one Interest Period, such Lender may make a single submission containing one or more Bid Rate Quotes for each such Interest Period. Each Bid Rate Quote must be submitted to the Agent not later than 11:00 a.m. on the proposed date of borrowing; provided that the Lender then acting as Agent may submit a Bid Rate Quote only if it notifies the Borrower of the terms of the offer contained therein not later than 10:45 a.m. on the proposed date of such borrowing. Subject to Articles V. and X., any Bid Rate Quote so made shall be irrevocable except with the consent of the Agent given at the request of the Borrower. Any Bid Rate Loan may be funded by a Lender's Designated Lender (if any) as provided in Section 12.5.(e), however such Lender shall not be required to specify in its Bid Rate Quote whether such Bid Rate Loan will be funded by such Designated Lender.

                  (ii) Each Bid Rate Quote shall be substantially in the form of
         Exhibit I and shall specify:

                           (A) the proposed  date of borrowing  and the Interest
                  Period therefor;

                           (B) the  principal  amount  of the Bid Rate  Loan for
                  which each such offer is being made; provided that the aggregate principal amount of all Bid Rate Loans for which a Lender submits Bid Rate Quotes (x) may be greater or less than the Commitment of such Lender but (y) shall not exceed the principal amount of the Bid Rate Borrowing for a particular Interest Period for which offers were requested;

                           (C) the rate of interest per annum (rounded  upwards,
                  if necessary, to the nearest 1/10,000th of 1%) offered for each such Bid Rate Loan (the "Bid Rate"); and

                           (D) the identity of the quoting Lender.

         Unless otherwise agreed by the Agent and the Borrower, no Bid Rate Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Bid Rate Quote Request and, in particular, no Bid Rate Quote may be conditioned upon acceptance by the Borrower of all (or some specified minimum) of the principal amount of the Bid Rate Loan for which such Bid Rate Quote is being made.

         (d) Notification by Agent. The Agent shall, as promptly as practicable after the Bid Rate Quotes are submitted (but in any event not later than 11:30 a.m. on the proposed date of borrowing), notify the Borrower of the terms (i) of any Bid Rate Quote submitted by a Lender that is in accordance with Section 2.2.(c) and (ii) of any Bid Rate Quote that amends, modifies or is otherwise inconsistent with a previous Bid Rate Quote submitted by such Lender with respect to the same Bid Rate Quote Request. Any such subsequent Bid Rate Quote shall be disregarded by the Agent unless such subsequent Bid Rate Quote is submitted solely to correct a manifest error in such former Bid Rate Quote. The Agent's notice to the Borrower shall specify (A) the aggregate principal amount of the Bid Rate Borrowing for which offers have been received and (B) the principal amounts and Bid Rates so offered by each Lender (identifying the Lender that made each Bid Rate Quote).

         (e) Acceptance by Borrower.

                  (i)  Not  later  than  12:00  noon  on the  proposed  date  of borrowing, the Borrower shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.2.(d) which notice shall be in the form of Exhibit J. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The failure of the Borrower to give such notice by such time shall constitute nonacceptance. The Agent shall promptly notify each affected Lender. The Borrower may accept any Bid Rate Quote in whole or in part; provided that:

                           (A) the aggregate  principal  amount of each Bid Rate
                  Borrowing may not exceed the applicable amount set forth in the related Bid Rate Quote Request;

                           (B) the aggregate  principal  amount of each Bid Rate
                  Borrowing shall comply with the provisions of Section 3.5. but shall not cause the limits specified in Section 2.15. to be violated;

                           (C) acceptance of offers may be made only in ascending order of Bid Rates in each case beginning with the lowest rate so offered;

                           (D) the  Borrower  may not  accept any Bid Rate Quote
                  that fails to comply with Section 2.2.(c) or otherwise fails to comply with the requirements of this Agreement); and

                           (E) any  acceptance  in part  shall  be in a  minimum
                  amount of $1,000,000 and integral multiples of $500,000 in excess thereof.

                  (ii) If offers are made by two or more Lenders with the same Bid Rates for a greater aggregate principal amount than the amount in respect of which offers are permitted to be accepted for the related Interest Period, the principal amount of Bid Rate Loans in respect of which such offers are accepted shall be allocated by the Agent among such Lenders in proportion to the aggregate principal amount of such offers. Determinations by the Agent of the amounts of Bid Rate Loans shall be conclusive in the absence of manifest error.

         (f) Obligation to Make Bid Rate Loans. The Agent shall promptly notify each Lender whose Bid Rate Quote has been accepted and the amount and rate thereof. A Lender who is notified that it has been selected to make a Bid Rate Loan may designate its Designated Lender (if any) to fund such Bid Rate Loan on its behalf, as described in Section 12.5.(e). Any Designated Lender which funds a Bid Rate Loan shall on and after the time of such funding become the obligee under such Bid Rate Loan and be entitled to receive payment thereof when due. No Lender shall be relieved of its obligation to fund a Bid Rate Loan, and no Designated Lender shall assume such obligation, prior to the time the applicable Bid Rate Loan is funded. Any Lender whose offer to make any Bid Rate Loan has been accepted shall, not later than 1:30 p.m. on the date specified for the making of such Loan, make the amount of such Loan available to the Agent at its Principal Office in immediately available funds, for the account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower no later than 2:00 p.m. on such date by depositing the same, in immediately available funds, in an account of the Borrower designated by the Borrower.

         (g) No Effect on Commitment. Except for the purpose and to the extent expressly stated in Section 2.12., the amount of any Bid Rate Loan made by any Lender shall not constitute a utilization of such Lender's Commitment.

Section 2.3.  Swingline Loans.

         (a) Swing Line Loans. Subject to the terms and conditions hereof, during the period from the Effective Date to but excluding the Termination Date, the Swingline Lender agrees to make Swingline Loans to the Borrower in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of the Swingline Commitment. If at any time the aggregate principal amount of the Swingline Loans outstanding at such time exceeds the Swingline Commitment in effect at such time, the Borrower shall immediately pay the Agent for the account of the Swingline Lender the amount of such excess. Subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Swingline Loans hereunder.

         (b) Procedure for Borrowing Swingline Loans. The Borrower shall give the Agent and the Swingline Lender notice pursuant to a Notice of Swingline Borrowing or telephonic notice of each borrowing of a Swingline Loan. Each Notice of Swingline Borrowing shall be delivered to the Swingline Lender no later than 3:00 p.m. on the proposed date of such borrowing. Any such telephonic notice shall include all information to be specified in a written Notice of Swingline Borrowing and shall be promptly confirmed in writing by the Borrower pursuant to a Notice of Swingline Borrowing sent to the Swingline Lender by telecopy on the same day of the giving of such telephonic notice. On the date of the requested Swingline Loan and subject to satisfaction of the applicable conditions set forth in Article V. for such borrowing, the Swingline Lender will make the proceeds of such Swingline Loan available to the Borrower in Dollars, in immediately available funds, at the account specified by the Borrower in the Notice of Swingline Borrowing not later than 11:00 a.m. on such date if the Swingline Lender received such Notice of Swingline Borrowing by 9:00 a.m. on such date, and otherwise not later than 4:00 p.m. on such date.

         (c) Interest. Swingline Loans shall bear interest at a per annum rate equal to the Base Rate plus the Applicable Margin for Base Rate Loans (or at such other rate or rates as the Borrower and the Swingline Lender may agree from time to time in writing). Interest payable on Swingline Loans is solely for the account of the Swingline Lender. All accrued and unpaid interest on Swingline Loans shall be payable on the dates and in the manner provided in Section 2.5. with respect to interest on Base Rate Loans (except as the Swingline Lender and the Borrower may otherwise agree in writing in connection with any particular Swingline Loan).

         (d) Swingline Loan Amounts, Etc. Each Swingline Loan shall be in the minimum amount of $1,000,000 and integral multiples of $500,000 or such other minimum amounts agreed to by the Swingline Lender and the Borrower. Any voluntary prepayment of a Swingline Loan must be in integral multiples of $100,000 or the aggregate principal amount of all outstanding Swingline Loans (or such other minimum amounts upon which the Swingline Lender and the Borrower may agree) and in connection with any such prepayment, the Borrower must give the Swingline Lender prior written notice thereof no later than 10:00 a.m. on the date of such prepayment. The Swingline Loans shall, in addition to this Agreement, be evidenced by the Swingline Note.

         (e) Repayment and Participations of Swingline Loans. The Borrower agrees to repay each Swingline Loan within one Business Day of demand therefor by the Swingline Lender and in any event, within 5 Business Days after the date such Swingline Loan was made. Notwithstanding the foregoing, the Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Swingline Loans on the Termination Date (or such earlier date as the Swingline Lender and the Borrower may agree in writing). In lieu of demanding repayment of any outstanding Swingline Loan from the Borrower in respect of which the Agent has not either (x) received a Notice of Borrowing indicating that such Swingline Loan is to be repaid with the proceeds thereof or
(y) received notice from the Borrower that it intends to repay such Swingline Loan on a specified date and, in the case of this clause (y) only, such

Swingline Loan is not repaid by 11:30 a.m. on such date, the Swingline Lender may, on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), request a borrowing of Revolving Loans (which shall be Base Rate Loans) from the Lenders in an amount equal to the principal balance of such Swingline Loan. The limitations of Section 3.5.(a) shall not apply to any borrowing of Base Rate Loans made pursuant to this subsection. The Swingline Lender shall give notice to the Agent of any such borrowing of Base Rate Loans not later than 12:00 noon on the proposed date of such borrowing. No later than 2:00 p.m. on such date, each Lender will make available to the Agent at the Principal Office for the account of Swingline Lender, in immediately available funds, the proceeds of the Base Rate Loan to be made by such Lender. The Agent shall pay the proceeds of such Base Rate Loans to the Swingline Lender, which shall apply such proceeds to repay such Swingline Loan. If the Lenders are prohibited from making Loans required to be made under this subsection for any reason, including without limitation, the occurrence of any of the Events of Default described in Sections 10.1.(f) or 10.1.(g), each Lender shall purchase from the Swingline Lender, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Commitment Percentage of such Swingline Loan, by directly purchasing a participation in such Swingline Loan in such amount (regardless of whether the conditions precedent thereto set forth in Section 5.2. are then satisfied, whether or not the Borrower has submitted a Notice of Borrowing and whether or not the Commitments are then in effect, any Event of Default exists or all the Loans have been accelerated) and paying the proceeds thereof to the Agent for the account of the Swingline Lender in Dollars and in immediately available funds. If such amount is not in fact made available to the Swingline Lender by any Lender, the Swingline Lender shall be entitled to recover such amount on demand from such Lender, together with accrued interest thereon for each day from the date of demand thereof, at the Federal Funds Rate. If such Lender does not pay such amount forthwith upon the Swingline Lender's demand therefor, and until such time as such Lender makes the required payment, the Swingline Lender shall be deemed to continue to have outstanding Swingline Loans in the amount of such unpaid participation obligation for all purposes of the Loan Documents (other than those provisions requiring the other Lenders to purchase a participation therein). Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, and any other amounts due to it hereunder, to the Swingline Lender to fund Swingline Loans in the amount of the participation in Swingline Loans that such Lender failed to purchase pursuant to this Section until such amount has been purchased (as a result of such assignment or otherwise). A Lender's obligation to purchase such a participation in a Swingline Loan shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation,
(i) any claim of setoff, counterclaim, recoupment, defense or other right which such Lender or any other Person may have or claim against the Agent, the Swingline Lender or any other Person whatsoever, (ii) the occurrence or continuation of a Default or Event of Default (including without limitation, any of the Defaults or Events of Default described in Sections 10.1.(f) or 10.1.(g)) or the termination of any Lender's Commitment, (iii) the existence (or alleged existence) of an event or condition which has had or could have a Material Adverse Effect, (iv) any breach of any Loan Document by the Agent, any Lender or the Borrower or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

Section 2.4.  Letters of Credit.

         (a) Letters of Credit. Subject to the terms and conditions of this Agreement, the Agent, on behalf of the Lenders, agrees to issue for the account of the Borrower during the period from and including the Effective Date to, but excluding, the date 30 days prior to the Termination Date one or more letters of credit (each a "Letter of Credit") up to a maximum aggregate Stated Amount at any one time outstanding not to exceed the L/C Commitment Amount.

         (b) Terms of Letters of Credit. At the time of issuance, the amount, form, terms and conditions of each Letter of Credit, and of any drafts or acceptances thereunder, shall be subject to approval by the Agent and the Borrower. Notwithstanding the foregoing, in no event may the expiration date of any Letter of Credit extend beyond the earlier of (i) the date one year from its date of issuance or (ii) the Termination Date.

         (c) Requests for Issuance of Letters of Credit. The Borrower shall give the Agent written notice (or telephonic notice promptly confirmed in writing) at least 5 Business Days prior to the requested date of issuance of a Letter of Credit, such notice to describe in reasonable detail the proposed terms of such Letter of Credit and the nature of the transactions or obligations proposed to be supported by such Letter of Credit, and in any event shall set forth with respect to such Letter of Credit (i) the proposed initial Stated Amount, (ii) the beneficiary or beneficiaries, and (iii) the proposed expiration date. The Borrower shall also execute and deliver such customary letter of credit application forms as requested from time to time by the Agent. Provided the Borrower has given the notice prescribed by the first sentence of this subsection and subject to Section 2.15. and the other terms and conditions of this Agreement, including the satisfaction of any applicable conditions precedent set forth in Article V., the Agent shall issue the requested Letter of Credit on the requested date of issuance for the benefit of the stipulated beneficiary. Upon the written request of the Borrower, the Agent shall deliver to the Borrower a copy of each issued Letter of Credit within a reasonable time after the date of issuance thereof. To the extent any term of a Letter of Credit Document is inconsistent with a term of any Loan Document, the term of such Loan Document shall control.

         (d) Reimbursement Obligations. Upon receipt by the Agent from the beneficiary of a Letter of Credit of any demand for payment under such Letter of Credit, the Agent shall promptly notify the Borrower of the amount to be paid by the Agent as a result of such demand and the date on which payment is to be made by the Agent to such beneficiary in respect of such demand; provided, however, the Agent's failure to give, or delay in giving, such notice shall not discharge the Borrower in any respect from the applicable Reimbursement Obligation. The Borrower hereby unconditionally and irrevocably agrees to pay and reimburse the Agent for the amount of each demand for payment under such Letter of Credit on or prior to the date on which payment is to be made by the Agent to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind (other than notice as provided in this subsection). Upon receipt by the Agent of any payment in respect of any Reimbursement Obligation, the Agent shall promptly pay to each Lender that has acquired a participation therein under the second sentence of Section 2.4.(i) such Lender's Commitment Percentage of such payment.

         (e) Manner of Reimbursement. Upon its receipt of a notice referred to in the immediately preceding subsection (d), the Borrower shall advise the Agent whether or not the Borrower intends to borrow hereunder to finance its obligation to reimburse the Agent for the amount of the related demand for payment. If the Borrower fails to so advise the Agent, or if the Borrower fails to reimburse the Agent for a demand for payment under a Letter of Credit by the date of such payment, then (i) if the applicable conditions contained in Article
V. would permit the making of Revolving Loans, the Borrower shall be deemed to have requested a borrowing of Revolving Loans (which shall be Base Rate Loans) in an amount equal to the unpaid Reimbursement Obligation and the Agent shall give each Lender prompt notice of the amount of the Revolving Loan to be made available to the Agent not later than 1:00 p.m. and (ii) if such conditions would not permit the making of Revolving Loans, the provisions of subsection (j) of this Section shall apply. The limitations of Section 3.5.(a) shall not apply to any borrowing of Base Rate Loans under this subsection.

         (f) Effect of Letters of Credit on Commitments. Upon the issuance by the Agent of any Letter of Credit and until such Letter of Credit shall have expired or been terminated, the Commitment of each Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to the product of
(i) such Lender's Commitment Percentage and (ii) the sum of (A) the Stated Amount of such Letter of Credit plus (B) any related Reimbursement Obligations then outstanding.

         (g) Agent's Duties Regarding Letters of Credit; Unconditional Nature of Reimbursement Obligation. In examining documents presented in connection with drawings under Letters of Credit and making payments under such Letters of Credit against such documents, the Agent shall only be required to use the same standard of care as it uses in connection with examining documents presented in connection with drawings under letters of credit in which it has not sold participations and making payments under such letters of credit. The Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of
Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, neither the Agent nor any of the Lenders shall be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of or any drawing honored under any Letter of Credit even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telex, telecopy or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit, or of the proceeds thereof; (vii) the misapplication by the beneficiary of any Letter of Credit, or the proceeds of any drawing under any Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Agent or the Lenders. None of the above shall affect, impair or prevent the vesting of any of the Agent's rights or powers hereunder. Any action taken or omitted to be taken by the Agent under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not create against the Agent or any Lender any liability to the Borrower or any Lender. In this connection, the obligation of the Borrower to reimburse the Agent for any drawing made under any Letter of Credit shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including without limitation, the following circumstances: (A) any lack of validity or enforceability of any Letter of Credit Document or any term or provisions therein; (B) any amendment or waiver of or any consent to departure from all or any of the Letter of Credit Documents; (C) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against the Agent, any Lender, any beneficiary of a Letter of Credit or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or in the Letter of Credit Documents or any unrelated transaction; (D) any breach of contract or dispute between the Borrower, the Agent, any Lender or any other Person; (E) any demand, statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein or made in connection therewith being untrue or inaccurate in any respect whatsoever; (F) any non-application or misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; (G) payment by the Agent under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; and (H) any other act, omission to act, delay or circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable defense to or discharge of the Borrower's Reimbursement Obligations. Notwithstanding anything to the contrary contained in this Section or Section 12.9., but not in limitation of the Borrower's unconditional obligation to reimburse the Agent for any drawing made under a Letter of Credit as provided in this Section, the Borrower shall have no obligation to indemnify the Agent or any Lender in respect of any liability incurred by the Agent arising solely out of the gross negligence or willful misconduct of the Agent in respect of a Letter of Credit as actually and finally determined by a court of competent jurisdiction. Except as otherwise provided in this Section, nothing in this Section shall affect any rights the Borrower may have with respect to the Agent's gross negligence or willful misconduct with respect to any Letter of Credit.

         (h) Amendments, Etc. The issuance by the Agent of any amendment, supplement or other modification to any Letter of Credit shall be subject to the same conditions applicable under this Agreement to the issuance of new Letters of Credit (including, without limitation, that the request therefor be made through the Agent), and no such amendment, supplement or other modification shall be issued unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such amended, supplemented or modified form or (ii) the Requisite Lenders shall have consented thereto. In connection with any such amendment, supplement or other modification, the Borrower shall pay the Fees, if any, payable under the last sentence of Section 3.6.(b).

         (i) Lenders' Participation in Letters of Credit. Immediately upon the issuance by the Agent of any Letter of Credit each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Agent, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Commitment Percentage of the liability of the Agent with respect to such Letter of Credit and each Lender thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Agent to pay and discharge when due, such Lender's Commitment Percentage of the Agent's liability under such Letter of Credit. In addition, upon the making of each payment by a Lender to the Agent in respect of any Letter of Credit pursuant to the immediately following subsection (j), such Lender shall, automatically and without any further action on the part of the Agent or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Agent by the Borrower in respect of such Letter of Credit and (ii) a participation in a percentage equal to such Lender's Commitment Percentage in any interest or other amounts payable by the Borrower in respect of such Reimbursement Obligation (other than the Fees payable to the Agent pursuant to the second and last sentences of Section 3.6.(b)).

         (j) Payment Obligation of Lenders. Each Lender severally agrees to pay to the Agent on demand in immediately available funds in Dollars the amount of such Lender's Commitment Percentage of each drawing paid by the Agent under each Letter of Credit to the extent such amount is not reimbursed by the Borrower pursuant to Section 2.4.(d). Each such Lender's obligation to make such payments to the Agent under this subsection, and the Agent's right to receive the same, shall be absolute, irrevocable and unconditional and shall not be affected in any way by any circumstance whatsoever, including without limitation, (i) the failure of any other Lender to make its payment under this subsection, (ii) the financial condition of the Borrower or any other Loan Party, (iii) the existence of any Default or Event of Default, including any Event of Default described in
Section 10.1.(f) or 10.1.(g) or (iv) the termination of the Commitments. Each such payment to the Agent shall be made without any offset, abatement, withholding or deduction whatsoever.

         (k) Information to Lenders. Upon the request of any Lender from time to time, the Agent shall deliver to such Lender information reasonably requested by such Lender with respect to each Letter of Credit then outstanding. Other than as set forth in this subsection, the Agent shall have no duty to notify the Lenders regarding the issuance or other matters regarding Letters of Credit issued hereunder. The failure of the Agent to perform its requirements under this subsection shall not relieve any Lender from its obligations under Section 2.4.(j).

Section 2.5.  Rates and Payment of Interest on Loans.

         (a) Rates. The Borrower promises to pay to the Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of the making of such Loan to but excluding the date such Loan shall be paid in full, at the following per annum rates:

                  (i) during such periods as such Loan is a Base Rate Loan, at the Base Rate (as in effect from time to time) plus the Applicable Margin;

                  (ii) during such periods as such Loan is a LIBOR Loan, at the Adjusted Eurodollar Rate for such Loan for the Interest Period therefor plus the Applicable Margin; and

                  (iii) if such Loan is a Bid Rate Loan, at the Bid Rate for such Loan for the Interest Period therefor quoted by the Lender making such Loan in accordance with Section 2.2.

Notwithstanding the foregoing, during the continuance of an Event of Default, the Borrower shall pay to the Agent for the account of each Lender interest at the Post-Default Rate on the outstanding principal amount of any Loan made by such Lender, on all Reimbursement Obligations and on any other amount payable by the Borrower hereunder or under the Notes held by such Lender to or for the account of such Lender (including without limitation, accrued but unpaid interest to the extent permitted under Applicable Law).

         (b) Payment of Interest. Accrued interest on each Loan shall be payable
(i) in the case of a Base Rate Loan, monthly in arrears on the first day of each calendar month, (ii) in the case of a LIBOR Loan or a Bid Rate Loan, on the last day of each Interest Period therefor, and (iii) in the case of any Loan, upon the payment, prepayment or Continuation thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid, Continued or Converted). Interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall give notice thereof to the Lenders to which such interest is payable and to the Borrower. All determinations by the Agent of an interest rate hereunder shall be conclusive and binding on the Lenders and the Borrower for all purposes, absent manifest error.

         (c) Ratings Change. If the Applicable Margin shall change as a result of a change in the Borrower's Credit Rating and then within a 90-period change back to the Applicable Margin in effect at the beginning of such period as a result of another change in such Credit Rating, and (i) if the initial change in the Applicable Margin were an increase, then the Borrower will receive as a credit against its Obligations any incremental interest expense with respect to the Loans and the Facility Fee for the period during which the increase existed and (ii) if the initial change in the Applicable Margin were a decrease, then the Borrower shall promptly pay to the Agent for the benefit of the Lenders additional interest with respect to the Loans and additional Facility Fees for the period during which the increase existed determined as if such decrease had not occurred.

Section 2.6.  Number of Interest Periods.

         There may be no more than 6 different Interest Periods for either LIBOR Loans or Bid Rate Loans, and no more than 9 different Interest Periods for LIBOR Loans and Bid Rate Loans collectively, outstanding at the same time (for which purpose Interest Periods described in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous).

Section 2.7.  Repayment of Loans.

         (a) Revolving Loans. The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Revolving Loans on the Termination Date.

         (b) Bid Rate Loans. The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, each Bid Rate Loan on the last day of the Interest Period of such Bid Rate Loan.

Section 2.8.  Prepayments.

         (a) Optional. Subject to Section 4.4., the Borrower may prepay any Loan (other than a Bid Rate Loan) at any time without premium or penalty. Bid Rate Loans may not be prepaid at the option of the Borrower. The Borrower shall give the Agent at least one Business Day's prior written notice of the prepayment of any Revolving Loan.

         (b) Mandatory. If at any time the aggregate principal amount of all outstanding Revolving Loans, together with the aggregate amount of all Letter of Credit Liabilities and the aggregate principal amount of all outstanding Bid Rate Loans and the aggregate principal amount of all outstanding Swingline Loans, exceeds the aggregate amount of the Commitments in effect at such time, the Borrower shall immediately pay to the Agent for the accounts of the Lenders the amount of such excess. Such payment shall be applied to pay all amounts of principal outstanding on the Loans and any Reimbursement Obligations pro rata in accordance with Section 3.2. and if any Letters of Credit are outstanding at such time the remainder, if any, shall be deposited into the Collateral Account for application to any Reimbursement Obligations. If the Borrower is required to pay any outstanding LIBOR Loans or Bid Rate Loans by reason of this Section prior to the end of the applicable Interest Period therefor, the Borrower shall pay all amounts due under Section 4.4.

Section 2.9.  Continuation.

         So long as no Default or Event of Default shall have occurred and be continuing, the Borrower may on any Business Day, with respect to any LIBOR Loan, elect to maintain such LIBOR Loan or any portion thereof as a LIBOR Loan by selecting a new Interest Period for such LIBOR Loan. Each new Interest Period selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made by the Borrower giving to the Agent a Notice of Continuation not later than 11:00 a.m. on the third Business Day prior to the date of any such Continuation. Such notice by the Borrower of a Continuation shall be by telephone or telecopy, confirmed immediately in writing if by telephone, in the form of a Notice of Continuation, specifying (a) the proposed date of such Continuation, (b) the LIBOR Loans and portions thereof subject to such Continuation and (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. Each Notice of Continuation shall be irrevocable by and binding on the Borrower once given. Promptly after receipt of a Notice of Continuation, the Agent shall notify each Lender by telecopy, or other similar form of transmission, of the proposed Continuation. If the Borrower shall fail to select in a timely manner a new Interest Period for any LIBOR Loan in accordance with this Section, or if a Default or Event of Default shall have occurred and be continuing, such Loan will automatically, on the last day of the current Interest Period therefor, Convert into a Base Rate Loan notwithstanding the first sentence of Section 2.10. or the Borrower's failure to comply with any of the terms of such Section.

Section 2.10.  Conversion.

         So long as no Default or Event of Default shall have occurred and be continuing, the Borrower may on any Business Day, upon the Borrower's giving of a Notice of Conversion to the Agent, Convert all or a portion of a Loan of one Type into a Loan of another Type. Any Conversion of a LIBOR Loan into a Base Rate Loan shall be made on, and only on, the last day of an Interest Period for such LIBOR Loan and, upon Conversion of a Base Rate Loan into a LIBOR Loan, the Borrower shall pay accrued interest to the date of Conversion on the principal amount so Converted. Each such Notice of Conversion shall be given not later than 11:00 a.m. on the Business Day prior to the date of any proposed Conversion into Base Rate Loans and on the third Business Day prior to the date of any proposed Conversion into LIBOR Loans. Promptly after receipt of a Notice of Conversion, the Agent shall notify each Lender by telecopy, or other similar form of transmission, of the proposed Conversion. Subject to the restrictions specified above, each Notice of Conversion shall be by telephone (confirmed immediately in writing) or telecopy in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type of Loan to be Converted, (c) the portion of such Type of Loan to be Converted, (d) the Type of Loan such Loan is to be Converted into and (e) if such Conversion is into a LIBOR Loan, the requested duration of the Interest Period of such Loan. Each Notice of Conversion shall be irrevocable by and binding on the Borrower once given.

Section 2.11.  Notes.

         (a) Revolving Note. The Revolving Loans made by each Lender shall, in addition to this Agreement, also be evidenced by a promissory note of the Borrower substantially in the form of Exhibit K (each a "Revolving Note"), payable to the order of such Lender in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed.

         (b) Bid Rate Notes. The Bid Rate Loans made by any Lender shall, in addition to this Agreement, also be evidenced by a promissory note of the Borrower substantially in the form of Exhibit L (each a "Bid Rate Note"), payable to the order of such Lender and otherwise duly completed.

         (c) Records. The date, amount, interest rate, Type and duration of Interest Periods (if applicable) of each Loan made by each Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and such entries shall be binding on the Borrower absent manifest error.

         (d) Lost, Stolen, Destroyed or Mutilated Notes. Upon receipt by the Borrower of (i) written notice from a Lender that a Note of such Lender has been lost, stolen, destroyed or mutilated, and (ii) (A) in the case of loss, theft or destruction, an unsecured agreement of indemnity from such Lender in form reasonably satisfactory to the Borrower, or (B) in the case of mutilation, upon surrender and cancellation of such Note, the Borrower shall at its own expense execute and deliver to such Lender a new Note dated the date of such lost, stolen, destroyed or mutilated Note.

Section 2.12.  Voluntary Reductions of the Commitment.

         The Borrower shall have the right to terminate or reduce the aggregate unused amount of the Commitments (for which purpose use of the Commitments shall be deemed to include the aggregate amount of Letter of Credit Liabilities and the aggregate principal amount of all outstanding Swingline Loans and Bid Rate Loans) at any time and from time to time without penalty or premium upon not less than 5 Business Days prior written notice to the Agent of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction and shall be irrevocable once given and effective only upon receipt by the Agent. The Agent will promptly transmit such notice to each Lender. The Commitments, once terminated or reduced may not be increased or reinstated. Any reduction in the aggregate amount of the Commitments shall result in a proportionate reduction (rounded to the next lowest integral multiple of multiple of $100,000) in the Swingline Commitment and the L/C Commitment Amount.

Section 2.13.  Earlier Termination Date.

         The Borrower may request that the Agent and the Lenders shorten the current Termination Date by one (1) year by executing and delivering to the Agent no later than January 30, 2004, a written request substantially in the form of Exhibit M (a "Cancellation Request"). Once given, a Cancellation Request shall be irrevocable by, and binding on, the Borrower. The Agent shall forward to each Lender a copy of such Cancellation Request delivered to the Agent promptly after receipt thereof. If the Borrower fails to deliver a Cancellation Request to the Agent by such date, then the Termination Date shall remain unchanged.

Section 2.14. Expiration or Maturity Date of Letters of Credit Past Termination Date.

         If on the date (the "Facility Termination Date") the Commitments are terminated (whether voluntarily, by reason of the occurrence of an Event of Default or otherwise), there are any Letters of Credit outstanding hereunder, the Borrower shall, on the Facility Termination Date, pay to the Agent an amount of money equal to the Stated Amount of such Letter(s) of Credit for deposit into the Collateral Account. If a drawing pursuant to any such Letter of Credit occurs on or prior to the expiration date of such Letter of Credit, the Borrower authorizes the Agent to use the monies deposited in the Collateral Account to make payment to the beneficiary with respect to such drawing or the payee with respect to such presentment. If no drawing occurs on or prior to the expiration date of such Letter of Credit, the Agent shall withdraw the monies deposited in the Collateral Account with respect to such outstanding Letter of Credit on or before the date 15 Business Days after the expiration date of such Letter of Credit and apply such funds to the Obligations, if any, then due and payable in the order prescribed by Section 10.4.

Section 2.15.  Amount Limitations.

         Notwithstanding any other term of this Agreement or any other Loan Document, at no time may:

         (a) The aggregate principal amount of all outstanding Revolving Loans, together with the aggregate principal amount of all outstanding Bid Rate Loans and the aggregate principal amount of all outstanding Swingline Loans and the aggregate amount of all Letter of Credit Liabilities, exceed the aggregate amount of the Commitments at such time; or

         (b) The aggregate principal amount of all outstanding Bid Rate Loans exceed the lesser of (i) $200,000,000 or (ii) 50% of the aggregate amount of the Commitments at such time.

Section 2.16.  Increase of Commitments.

         The Borrower shall have the right to request increases in the aggregate amount of the Commitments (provided that the aggregate amount of increases in the Commitments pursuant to this Section shall not exceed $200,000,000) by providing written notice to the Agent, which notice shall be irrevocable once given. Each such increase in the Commitments must be an aggregate minimum amount of $50,000,000 and integral multiples of $10,000,000 in excess thereof. The Agent shall promptly notify each Lender of any such request. Each existing Lender shall have the right to increase its Commitment by an amount so that such Lender's Commitment Percentage shall not be decreased as a result of such requested increase in the Commitments. Each Lender shall notify the Agent within 10 Business Days after receipt of the Agent's notice whether such Lender wishes to increase the amount of its Commitment. If a Lender fails to deliver any such notice to the Agent within such time period, then such Lender shall be deemed to have declined to increase its Commitment. No Lender shall be required to increase its Commitment and any new Lender(s) becoming a party to this Agreement in connection with any such requested increase must be an Eligible Assignee. In the event a new Lender or Lenders become a party to this Agreement, or if any existing Lender agrees to increase its Commitment, such Lender shall on the date it becomes a Lender hereunder (or increases its Commitment, in the case of an existing Lender) (and as a condition thereto) purchase from the other Lenders its Commitment Percentage (as determined after giving effect to the increase of Commitments) of any outstanding Revolving Loans, by making available to the Agent for the account of such other Lenders at the Principal Office, in same day funds, an amount equal to the sum of (A) the portion of the outstanding principal amount of such Revolving Loans to be purchased by such Lender plus (B) the aggregate amount of payments previously made by the other Lenders under
Section 2.4.(j) which have not been repaid plus (C) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Revolving Loans. The Borrower shall pay to the Lenders amounts payable, if any, to such Lenders under Section 4.4. as a result of the prepayment of any such Revolving Loans. No increase of the Commitments may be effected under this
Section if either (x) a Default or Event of Default shall be in existence on the effective date of such increase or (y) any representation or warranty made or deemed made by the Borrower or any other Loan Party in any Loan Document to which any such Loan Party is a party is not (or would not be) true or correct on the effective date of such increase (except for representations or warranties which expressly relate solely to an earlier date). In connection with any increase in the aggregate amount of the Commitments pursuant to this subsection,
(a) any Lender becoming a party hereto shall execute such documents and agreements as the Agent may reasonably request and (b) the Borrower shall make appropriate arrangements so that each new Lender, and any existing Lender increasing its Commitment, receives a new or replacement Note, as appropriate, in the amount of such Lender's Commitment within 2 Business Days of the effectiveness of the applicable increase in the aggregate amount of Commitments.

            ARTICLE III. PAYMENTS, FEES AND OTHER GENERAL PROVISIONS

Section 3.1.  Payments.

         Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement or any other Loan Document shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Agent at its Principal Office, not later than 2:00 p.m. on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Subject to Sections 3.2. and 3.3., the Agent, or any Lender for whose account any such payment is made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time from any special or general deposit account of the Borrower with the Agent or such Lender, as the case may be (with notice to the Borrower, the other Lenders and the Agent). The Borrower shall, at the time of making each payment under this Agreement or any Note, specify to the Agent the amounts payable by the Borrower hereunder to which such payment is to be applied. Each payment received by the Agent for the account of a Lender under this Agreement or any Note shall be paid to such Lender at the applicable Lending Office of such Lender no later than 5:00 p.m. on the date of receipt. If the Agent fails to pay such amount to a Lender as provided in the previous sentence, the Agent shall pay interest on such amount until paid at a rate per annum equal to the Federal Funds Rate from time to time in effect. If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for the period of such extension.

Section 3.2.  Pro Rata Treatment.

         Except to the extent otherwise provided herein: (a) each borrowing from the Lenders under Section 2.1.(a) shall be made from the Lenders, each payment of the Fees under Section 3.6.(a), the first sentence of Section 3.6.(b) and
Section 3.6.(c) shall be made for the account of the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.12. shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (b) each payment or prepayment of principal of Revolving Loans by the Borrower shall be made for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Revolving Loans held by them, provided that if immediately prior to giving effect to any such payment in respect of any Revolving Loans the outstanding principal amount of the Revolving Loans shall not be held by the Lenders pro rata in accordance with their respective Commitments in effect at the time such Loans were made, then such payment shall be applied to the Revolving Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Revolving Loans being held by the Lenders pro rata in accordance with their respective Commitments;
(c) each payment of interest on Revolving Loans by the Borrower shall be made for the account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders; (d) the making, Conversion and Continuation of Revolving Loans of a particular Type (other than Conversions provided for by Section 4.6.) shall be made pro rata among the Lenders according to the amounts of their respective Commitments (in the case of making of Loans) or their respective Loans (in the case of Conversions and Continuations of Loans) and the then current Interest Period for each Lender's portion of each Loan of such Type shall be coterminous;
(e) the Lenders' participation in, and payment obligations in respect of, Letters of Credit under Section 2.4., shall be pro rata in accordance with their respective Commitments; (f) the Lenders' participation in, and payment obligations in respect of, Swingline Loans under Section 2.3., shall be in accordance with their respective Commitments; and (g) each mandatory prepayment of principal of Bid Rate Loans by the Borrower pursuant to Section 2.8.(b) shall be made for account of the Lenders then owed Bid Rate Loans pro rata in accordance with the respective unpaid principal amounts of the Bid Rate Loans then owing to each such Lender. All payments of principal, interest, fees and other amounts in respect of the Swingline Loans shall be for the account of the Swingline Lender only (except to the extent any Lender shall have acquired a participating interest in any such Swingline Loan pursuant to Section 2.3.(e)).

Section 3.3.  Sharing of Payments, Etc.

         If a Lender shall obtain payment of any principal of, or interest on, any Loan made by it to the Borrower under this Agreement, or shall obtain payment on any other Obligation owing by the Borrower or a Loan Party through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by the Borrower to a Lender not in accordance with the terms of this Agreement and such payment should be distributed to the Lenders pro rata in accordance with Section 3.2. or Section 10.4., as applicable, such Lender shall promptly purchase from the other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by the other Lenders or other Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any reasonable expenses which may be incurred by such Lender in obtaining or preserving such benefit) pro rata in accordance with Section 3.2. or Section
10.4. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans or other Obligations owed to such other Lenders may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

Section 3.4.  Several Obligations.

         No Lender shall be responsible for the failure of any other Lender to make a Loan or to perform any other obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to make a Loan or to perform any other obligation to be made or performed by it hereunder shall not relieve the obligation of any other Lender to make any Loan or to perform any other obligation to be made or performed by such other Lender.

Section 3.5.  Minimum Amounts.

         (a) Borrowings and Conversions. Each borrowing of Base Rate Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess thereof. Each borrowing and each Conversion of LIBOR Loans shall be in an aggregate minimum amount of $2,000,000 and integral multiples of $1,000,000 in excess of that amount. Each Bid Rate Loan shall be in a minimum amount of $2,000,000 and integral multiples of $1,000,000 in excess thereof.

         (b) Prepayments. Each voluntary prepayment of Revolving Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess thereof (or, if less, the aggregate principal amount of Revolving Loans then outstanding).

         (c) Reductions of Commitments.  Each reduction of the Commitments under
Section 2.12. shall be in an aggregate minimum amount of $10,000,000 and integral multiples of $5,000,000 in excess thereof.

         (d) Letters of Credit. The initial Stated Amount of each Letter of Credit shall be at least $500,000.

Section 3.6.  Fees.

         (a) Facility Fees. The Borrower agrees to pay to the Agent for the account of each Lender a facility fee equal to the average daily amount of the Commitment of such Lender (whether or not utilized) times the Facility Fee for the period from and including the Agreement Date to but excluding the date such Commitment is terminated or reduced to zero or the Termination Date, such fee to be paid in arrears on (i) the last Business Day of March, June, September and December in each year, (ii) the date of each reduction in the Commitments (but only on the amount of the reduction) and (iii) on the Termination Date.

         (b) Letter of Credit Fees. The Borrower agrees to pay to the Agent for the account of each Lender a letter of credit fee at a rate per annum equal to the Applicable Margin for LIBOR Loans times the daily average Stated Amount of each Letter of Credit for the period from and including the date of issuance of such Letter of Credit (x) to and including the date such Letter of Credit expires or is terminated or (y) to but excluding the date such Letter of Credit is drawn in full. In addition, the Borrower shall pay to the Agent for its own account and not the account of any Lender, a fronting fee in respect of each Letter of Credit at the rate equal to one-eighth of one percent (0.125%) per annum on the daily average Stated Amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (A) to and including the date such Letter of Credit expires or is terminated or (B) to but excluding the date such Letter of Credit is drawn in full. The fees provided for in the immediately preceding two sentences shall be nonrefundable and payable in arrears (i) monthly on the first day of each calendar month, (ii) on the Termination Date, (iii) on the date the Commitments are terminated or reduced to zero and (iv) thereafter from time to time on demand of the Agent. The Borrower shall pay directly to the Agent from time to time on demand all commissions, charges, costs and expenses in the amounts customarily charged by the Agent from time to time in like circumstances with respect to the issuance of each Letter of Credit, drawings, amendments and other transactions relating thereto.

         (c) Maturity Fee. If the Termination Date is not shortened in accordance with Section 2.13., the Borrower agrees to pay to the Agent for the account of each Lender a fee equal to one-quarter of one percent (0.25%) of the amount of such Lender's Commitment (whether or not utilized). Such fee shall be due and payable in full on January 30, 2004.

         (d) Administrative and Other Fees. The Borrower agrees to pay the administrative and other fees of the Agent as may be agreed to in writing from time to time.

Section 3.7.  Computations.

         Unless otherwise expressly set forth herein, any accrued interest on any Loan, any Fees or any other Obligations due hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

Section 3.8.  Usury.

         In no event shall the amount of interest due or payable on the Loans or other Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by the Borrower or received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the respective Lender in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law.

Section 3.9.  Agreement Regarding Interest and Charges.

         The parties hereto hereby agree and stipulate that the only charge imposed upon the Borrower for the use of money in connection with this Agreement is and shall be the interest specifically described in Section 2.5.(a)(i) through (iii) and in Section 2.3.(c). Notwithstanding the foregoing, the parties hereto further agree and stipulate that all agency fees, syndication fees, facility fees, closing fees, letter of credit fees, underwriting fees, default charges, late charges, funding or "breakage" charges, increased cost charges, attorneys' fees and reimbursement for costs and expenses paid by the Agent or any Lender to third parties or for damages incurred by the Agent or any Lender, are charges made to compensate the Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money. All charges other than charges for the use of money shall be fully earned and nonrefundable when due.

Section 3.10.  Statements of Account.

         The Agent will account to the Borrower monthly with a statement of Loans, Letters of Credit, accrued interest and Fees, charges and payments made pursuant to this Agreement and the other Loan Documents, and such account rendered by the Agent shall be deemed conclusive upon Borrower absent manifest error. The failure of the Agent to deliver such a statement of accounts shall not relieve or discharge the Borrower from any of its obligations hereunder.

Section 3.11.  Defaulting Lenders.

         (a) Generally. If for any reason any Lender (a "Defaulting Lender") shall fail or refuse to perform any of its obligations under this Agreement or any other Loan Document to which it is a party within the time period specified for performance of such obligation or, if no time period is specified, if such failure or refusal continues for a period of two Business Days after notice from the Agent, then, in addition to the rights and remedies that may be available to the Agent or the Borrower under this Agreement or Applicable Law, such Defaulting Lender's right to participate in the administration of the Loans, this Agreement and the other Loan Documents, including without limitation, any right to vote in respect of, to consent to or to direct any action or inaction of the Agent or to be taken into account in the calculation of the Requisite Lenders, shall be suspended during the pendency of such failure or refusal. If a Lender is a Defaulting Lender because it has failed to make timely payment to the Agent of any amount required to be paid to the Agent hereunder (without giving effect to any notice or cure periods), in addition to other rights and remedies which the Agent or the Borrower may have under the immediately preceding provisions or otherwise, the Agent shall be entitled (i) to collect interest from such Defaulting Lender on such delinquent payment for the period from the date on which the payment was due until the date on which the payment is made at the Federal Funds Rate, (ii) to withhold or setoff and to apply in satisfaction of the defaulted payment and any related interest, any amounts otherwise payable to such Defaulting Lender under this Agreement or any other Loan Document and (iii) to bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest. Any amounts received by the Agent in respect of a Defaulting Lender's Loans shall not be paid to such Defaulting Lender and shall be held uninvested by the Agent and either applied against the purchase price of such Loans under the following subsection (b) or paid to such Defaulting Lender upon the Defaulting Lender's curing of its default.

         (b) Purchase or Cancellation of Defaulting Lender's Commitment. Any Lender who is not a Defaulting Lender shall have the right, but not the obligation, in its sole discretion, to acquire all of a Defaulting Lender's Commitment. Any Lender desiring to exercise such right shall give written notice thereof to the Agent and the Borrower no sooner than 2 Business Days and not later than 5 Business Days after such Defaulting Lender became a Defaulting Lender. If more than one Lender exercises such right, each such Lender shall have the right to acquire an amount of such Defaulting Lender's Commitment in proportion to the Commitments of the other Lenders exercising such right. If after such 5th Business Day, the Lenders have not elected to purchase all of the Commitment of such Defaulting Lender, then the Borrower may, by giving written notice thereof to the Agent, such Defaulting Lender and the other Lenders, either (i) demand that such Defaulting Lender assign its Commitment to an Eligible Assignee subject to and in accordance with the provisions of Section 12.5.(d) for the purchase price provided for below or (ii) terminate the Commitment of such Defaulting Lender, whereupon such Defaulting Lender shall no longer be a party hereto or have any rights or obligations hereunder or under any of the other Loan Documents. No party hereto shall have any obligation whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. Upon any such purchase or assignment, the Defaulting Lender's interest in the Loans and its rights hereunder (but not its liability in respect thereof or under the Loan Documents or this Agreement to the extent the same relate to the period prior to the effective date of the purchase) shall terminate on the date of purchase, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest to the purchaser or assignee thereof, including an appropriate Assignment and Acceptance Agreement and, notwithstanding Section 12.5.(d), shall pay to the Agent an assignment fee in the amount of $7,000. The purchase price for the Commitment of a Defaulting Lender shall be equal to the amount of the principal balance of the Loans outstanding and owed by the Borrower to the Defaulting Lender. Prior to payment of such purchase price to a Defaulting Lender, the Agent shall apply against such purchase price any amounts retained by the Agent pursuant to the last sentence of the immediately preceding subsection (a). The Defaulting Lender shall be entitled to receive amounts owed to it by the Borrower under the Loan Documents which accrued prior to the date of the default by the Defaulting Lender, to the extent the same are received by the Agent from or on behalf of the Borrower. There shall be no recourse against any Lender or the Agent for the payment of such sums except to the extent of the receipt of payments from any other party or in respect of the Loans.

Section 3.12.  Taxes.

         (a) Taxes Generally. All payments by the Borrower of principal of, and interest on, the Loans and all other Obligations shall be made free and clear of and without deduction for any present or future excise, stamp or other taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding
(i) franchise taxes, (ii) any taxes (other than withholding taxes) that would not be imposed but for a connection between the Agent or a Lender and the jurisdiction imposing such taxes (other than a connection arising solely by virtue of the activities of the Agent or such Lender pursuant to or in respect of this Agreement or any other Loan Document), (iii) any taxes imposed on or measured by any Lender's assets, net income, receipts or branch profits, (iv) any taxes arising after the Agreement Date solely as a result of or attributable to a Lender changing its designated Lending Office after the date such Lender becomes a party hereto, and (v) any taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges to the extent imposed as a result of the failure of the Agent or a Lender, as applicable, to provide and keep current (to the extent legally able) any certificates, documents or other evidence required to qualify for an exemption from, or reduced rate of, any such taxes fees, duties, levies, imposts, charges, deductions, withholdings or other charges or required by the immediately following subsection (c) to be furnished by the Agent or such Lender, as applicable (such non-excluded items being collectively called "Taxes"). If any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any Applicable Law, then the Borrower will:

                  (i) pay directly to the relevant Governmental Authority the full amount required to be so withheld or deducted;

                  (ii) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such Governmental Authority; and

                  (iii) pay to the Agent for its account or the account of the applicable Lender, as the case may be, such additional amount or amounts as is necessary to ensure that the net amount actually received by the Agent or such Lender will equal the full amount that the Agent or such Lender would have received had no such withholding or deduction been required.

         (b) Tax Indemnification. If the Borrower fails to pay any Taxes when due to the appropriate Governmental Authority or fails to remit to the Agent, for its account or the account of the respective Lender, as the case may be, the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental Taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. For purposes of this Section, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

         (c) Tax Forms. Prior to the date that any Lender or participant organized under the laws of a jurisdiction outside the United States of America becomes a party hereto, such Person shall deliver to the Borrower and the Agent such certificates, documents or other evidence, as required by the Internal Revenue Code or Treasury Regulations issued pursuant thereto (including Internal Revenue Service Forms W-8ECI and W-8BEN, as applicable, or appropriate successor forms), properly completed, currently effective and duly executed by such Lender or participant establishing that payments to it hereunder and under the Notes are (i) not subject to United States Federal backup withholding tax or (ii) not subject to United States Federal withholding tax under the Internal Revenue Code because such payment is either effectively connected with the conduct by such Lender or participant of a trade or business in the United States or totally exempt from United States Federal withholding tax by reason of the application of the provisions of a treaty to which the United States is a party or such Lender is otherwise wholly exempt. In addition, any such Lender or participant shall deliver to the Borrower and the Agent further copies of any such certificate, document or other evidence on or before the date that any such certificate, document or other evidence expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it, in each case establishing that payments to it hereunder and under the Notes are (i) not subject to United States Federal backup withholding tax or (ii) not subject to United States Federal withholding tax under the Internal Revenue Code because such payment is either effectively connected with the conduct by such Lender or participant of a trade or business in the United States or totally exempt from United States Federal withholding tax by reason of the application of the provisions of a treaty to which the United States is a party or such Lender or participant, as applicable, is otherwise wholly exempt, unless an event (including, without limitation, any change in Applicable Law) has occurred prior to the date on which any such delivery would otherwise be required which renders all such certificates, documents and other evidence wholly inapplicable or which would prevent such Lender or participant, as applicable, from duly completing and delivering any such certificates, documents or other evidence form with respect to it, and such Lender or participant, as applicable, so advises the Borrower and the Agent in writing.

                       ARTICLE IV. YIELD PROTECTION, ETC.

Section 4.1.  Additional Costs; Capital Adequacy.

         (a) Additional Costs. The Borrower shall promptly pay to the Agent for the account of a Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs incurred by such Lender that it determines are attributable to its making or maintaining of any LIBOR Loans or its obligation to make any LIBOR Loans hereunder, any reduction in any amount receivable by such Lender under this Agreement or any of the other Loan Documents in respect of any of such Loans or such obligation or the maintenance by such Lender of capital in respect of its Loans or its Commitment (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that:
(i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any of the other Loan Documents in respect of any of such Loans or its Commitment (other than taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges which are excluded from the definition of Taxes pursuant to the first sentence of Section 3.12.(a)); or (ii) imposes or modifies any reserve, special deposit or similar requirements (other than Regulation D of the Board of Governors of the Federal Reserve System or other reserve requirement to the extent utilized in the determination of the Adjusted Eurodollar Rate for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender, or any commitment of such Lender (including, without limitation, the Commitments of such Lender hereunder); or (iii) has or would have the effect of reducing the rate of return on capital of such Lender to a level below that which such Lender could have achieved but for such Regulatory Change (taking into consideration such Lender's policies with respect to capital adequacy).

         (b) Lender's Suspension of LIBOR Loans. Without limiting the effect of the provisions of the immediately preceding subsection (a), if, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender that includes LIBOR Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Agent), the obligation of such Lender to make or Continue, or to Convert any other Type of Loans into, LIBOR Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 4.6. shall apply).

         (c) Additional Costs in Respect of Letters of Credit. Without limiting the obligations of the Borrower under the preceding subsections of this Section (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any Governmental Authority there shall be imposed, modified or deemed applicable any tax, reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit and the result shall be to increase the cost to the Agent of issuing (or any Lender of purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit or reduce any amount receivable by the Agent or any Lender hereunder in respect of any Letter of Credit, then, upon demand by the Agent or such Lender, the Borrower shall pay promptly, and in any event within 3 Business Days of demand, to the Agent for its account or the account of such Lender, as applicable, from time to time as specified by the Agent or a Lender, such additional amounts as shall be sufficient to compensate the Agent or such Lender for such increased costs or reductions in amount.

         (d) Notification and Determination of Additional Costs. Each of the Agent and each Lender agrees to notify the Borrower of any event occurring after the Agreement Date entitling the Agent or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable; provided, however, the failure of the Agent or any Lender to give such notice shall not release the Borrower from any of its obligations hereunder; provided, however, that notwithstanding the foregoing provisions of this Section, the Agent or a Lender, as the case may be, shall not be entitled to compensation for any such amount relating to any period ending more than six months prior to the date that the Agent or such Lender, as applicable, first notifies the Borrower in writing thereof or for any amounts resulting from a change by any Lender of its Lending Office (other than changes required by Applicable Law). The Agent and or such Lender agrees to furnish to the Borrower a certificate setting forth the basis and amount of each request by the Agent or such Lender for compensation under this Section. Absent manifest error, determinations by the Agent or any Lender of the effect of any Regulatory Change shall be conclusive, provided that such determinations are made on a reasonable basis and in good faith.

Section 4.2.  Suspension of LIBOR Loans.

         Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Adjusted Eurodollar Rate for any Interest Period:

                  (a) the Agent reasonably determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Adjusted Eurodollar Rate for such Interest Period, or

                  (b) the Agent reasonably determines (which determination shall be conclusive) that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of making or maintaining LIBOR Loans for such Interest Period;

then the Agent shall give the Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, the Lenders shall be under no obligation to, and shall not, make additional LIBOR Loans, Continue LIBOR Loans or Convert Loans into LIBOR Loans and the Borrower shall, on the last day of each current Interest Period for each outstanding LIBOR Loan, either repay such Loan or Convert such Loan into a Base Rate Loan.

Section 4.3.  Illegality.

         Notwithstanding any other provision of this Agreement, if it becomes unlawful for any Lender to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy to the Agent) and such Lender's obligation to make or Continue, or to Convert Loans of any other Type into, LIBOR Loans shall be suspended until such time as such Lender may again make and maintain LIBOR Loans (in which case the provisions of Section 4.6. shall be applicable).

Section 4.4.  Compensation.

         The Borrower shall pay to the Agent for the account of each Lender, upon the request of such Lender through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense that such Lender determines is attributable to:

                  (a) any payment or prepayment (whether mandatory or optional) of a LIBOR Loan or Bid Rate Loan, or Conversion of a LIBOR Loan, made by such Lender for any reason (including, without limitation, acceleration) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by the Borrower for any reason (including, without limitation, the failure of any of the applicable conditions precedent specified in Article V. to be satisfied) to borrow a LIBOR Loan or Bid Rate Loan from such Lender on the date for such borrowing, or to Convert a Base Rate Loan into a LIBOR Loan or Continue a LIBOR Loan on the requested date of such Conversion or Continuation.

Upon the Borrower's request, any Lender requesting compensation under this Section shall provide the Borrower with a statement setting forth the basis for requesting such compensation and the method for determining the amount thereof. Absent manifest error, determinations by any Lender in any such statement shall be conclusive, provided that such determinations are made on a reasonable basis and in good faith.

Section 4.5.  Affected Lenders.

         If (a) a Lender requests compensation pursuant to Section 3.12. or 4.1., and the Requisite Lenders are not also doing the same, or (b) the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 4.1.(b) or
4.3. but the obligation of the Requisite Lenders shall not have been suspended under such Sections, then, so long as there does not then exist any Default or Event of Default, the Borrower may either (i) demand that such Lender (the "Affected Lender"), and upon such demand the Affected Lender shall promptly, assign its Commitments to an Eligible Assignee subject to and in accordance with the provisions of Section 12.5.(d) for a purchase price equal to the aggregate principal balance of Loans then owing to the Affected Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Affected Lender, or (ii) pay to the Affected Lender the aggregate principal balance of Loans then owing to the Affected Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Affected Lender, whereupon the Affected Lender shall no longer be a party hereto or have any rights or obligations hereunder or under any of the other Loan Documents. Each of the Agent and the Affected Lender shall reasonably cooperate in effectuating the replacement of such Affected Lender under this Section, but at no time shall the Agent, such Affected Lender nor any other Lender be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. The exercise by the Borrower of its rights under this Section shall be at the Borrower's sole cost and expenses and at no cost or expense to the Agent, the Affected Lender or any of the other Lenders. The terms of this Section shall not in any way limit the Borrower's obligation to pay to any Affected Lender compensation owing to such Affected Lender pursuant to Section 3.12. or 4.1.

Section 4.6.  Treatment of Affected Loans.

         If the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to
Section 4.1.(b), 4.2. or 4.3., then such Lender's LIBOR Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for LIBOR Loans (or, in the case of a Conversion required by Section 4.1.(b) or 4.3., on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in
Section 4.1. or 4.3. that gave rise to such Conversion no longer exist:

                  (a) to the extent that such Lender's LIBOR Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's LIBOR Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or Continued by such Lender as LIBOR Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into LIBOR Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 4.1. or 4.3. that gave rise to the Conversion of such Lender's LIBOR Loans pursuant to this Section no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR Loans made by other Lenders are outstanding, then such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding LIBOR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

Section 4.7.  Change of Lending Office.

         Each Lender agrees that it will use reasonable efforts to designate an alternate Lending Office with respect to any of its Loans affected by the matters or circumstances described in Sections 3.12., 4.1. or 4.3. to reduce the liability of the Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion, except that such Lender shall have no obligation to designate a Lending Office located in the United States of America.

Section 4.8.  Assumptions Concerning Funding of LIBOR Loans.

         Calculation of all amounts payable to a Lender under this Article IV. shall be made as though such Lender had actually funded LIBOR Loans through the purchase of deposits in the relevant market bearing interest at the rate applicable to such LIBOR Loans in an amount equal to the amount of the LIBOR Loans and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article IV.


                         ARTICLE V. CONDITIONS PRECEDENT

Section 5.1.  Initial Conditions Precedent.

         The obligation of the Lenders to effect or permit the occurrence of the first Credit Event hereunder, whether as the making of a Loan or the issuance of a Letter of Credit, is subject to the following conditions precedent:

         (a) The Agent shall have received each of the following, in form and substance satisfactory to the Agent:

                  (i) Counterparts of this Agreement executed by each of the parties hereto;

                  (ii) Revolving Notes and Bid Rate Notes executed by the Borrower, payable to each Lender (or Designated Lender, if applicable) and complying with the applicable provisions of Section 2.11., and the Swingline Note executed by the Borrower;

                  (iii) The Guaranty executed by each Guarantor existing as of the Effective Date;

                  (iv) An opinion of  Sullivan & Worcester  LLP,  counsel to the
         Loan Parties, addressed to the Agent, the Lenders and the Swingline Lender, substantially in the form of Exhibit N-1, and opinion of Ballard Spahr Andrews & Ingersoll, LLP, special Maryland and Pennsylvania counsel to the Loan Parties, addressed to the Agent, the Lenders and the Swingline Lender, substantially in the form of Exhibit N-2;

                  (v) The declaration of trust of the Borrower certified as of a recent date by the Department of Assessments and Taxation of the State of Maryland;

                  (vi) A good standing certificate with respect to the Borrower issued as of a recent date by the Department of Assessments and Taxation of the State of Maryland and certificates of qualification to transact business or other comparable certificates issued by the Secretary of State (and any state department of taxation, as applicable) of each state in which the Borrower is required to be so qualified;

                  (vii) A certificate of incumbency signed by the Secretary or Assistant Secretary of the Borrower with respect to each of the officers of the Borrower authorized to execute and deliver the Loan Documents to which the Borrower is a party and the officers of the Borrower then authorized to deliver Notices of Borrowing, Notices of Swingline Borrowings, Bid Rate Quote Requests, Bid Rate Quote Acceptances, Notices of Continuation and Notices of Conversion and to request the issuance of Letters of Credit;

                  (viii) Copies, certified by the Secretary or Assistant Secretary of the Borrower, of all corporate (or comparable) action taken by the Borrower to authorize the execution, delivery and performance of the Loan Documents to which the Borrower is a party;

                  (ix) The articles of incorporation, articles of organization, certificate of limited partnership or other comparable organizational instrument (if any) of each Guarantor certified as of a recent date by the Secretary of State of the State of formation of such Guarantor;

                  (x) A certificate of good standing or certificate of similar meaning with respect to each Guarantor issued as of a recent date by the Secretary of State of the State of formation of each such Guarantor and certificates of qualification to transact business or other comparable certificates issued by each Secretary of State (and any state department of taxation, as applicable) of each state in which such Guarantor is required to be so qualified;

                  (xi) A certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Guarantor with respect to each of the officers of such Guarantor authorized to execute and deliver the Loan Documents to which such Guarantor is a party;

                  (xii) Copies certified by the Secretary or Assistant Secretary of each Guarantor (or other individual performing similar functions) of
         (i) the by-laws of such Guarantor, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (ii) all corporate, partnership, member or other necessary action taken by such Guarantor to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

                  (xiii) A copy of (x) each of the documents, instruments and agreements evidencing any of the Indebtedness described on Schedule 6.1.(g) and (y) the Advisory Agreement, the Management Agreement and each other Material Contract, in each case certified as true, correct and complete by the chief executive officer or chief financial officer of the Borrower;

                  (xiv) The Fees then due and payable under Section 3.6., and any other Fees payable to the Agent, the Titled Agents and the Lenders on or prior to the Effective Date;

                  (xv) A Compliance Certificate calculated as of December 31, 2000;

                  (xvi) A letter from the Agent under the Existing Credit Agreement to the effect that such agreement has terminated and all amounts outstanding thereunder have been paid; and

                  (xvii) Such other documents, agreements and instruments as the Administrative Agent on behalf of the Lenders may reasonably request; and

         (b) In the good faith judgment of the Agent and the Lenders:

                  (i) There shall not have occurred or become known to the Agent or any of the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Borrower and its Subsidiaries delivered to the Agent and the Lenders prior to the Agreement Date that has had or could reasonably be expected to result in a Material Adverse Effect;

                  (ii) No litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be expected to (1) result in a Material Adverse Effect or (2) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of the Borrower or any other Loan Party to fulfill its obligations under the Loan Documents to which it is a party;

                  (iii) The Borrower and its Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (1) any Applicable Law or (2) any agreement, document or instrument to which the Borrower or any other Loan Party is a party or by which any of them or their respective properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which would not reasonably be likely to (A) have a Material Adverse Effect, or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of the Borrower or any other Loan Party to fulfill its obligations under the Loan Documents to which it is a party; and

                  (iv) There shall not have occurred or exist any other material disruption of financial or capital markets that could reasonably be expected to materially and adversely affect the transactions contemplated by the Loan Documents.

Section 5.2.  Conditions Precedent to All Loans and Letters of Credit.

         The obligations of the Lenders to make any Loans, of the Agent to issue Letters of Credit, and of the Swingline Lender to make any Swingline Loan are all subject to the further condition precedent that: (a) no Default or Event of Default shall have occurred and be continuing as of the date of the making of such Loan or date of issuance of such Letter of Credit or would exist immediately after giving effect thereto; (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct on and as of the date of the making of such Loan or date of issuance of such Letter of Credit with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder and (c) in the case of the borrowing of Revolving Loans, the Agent shall have received a timely Notice of Borrowing. Each Credit Event shall constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of the giving of notice relating to such Credit Event and, unless the Borrower otherwise notifies the Agent prior to the date of such Credit Event, as of the date of the occurrence of such Credit Event). In addition, if such Credit Event is the making of a Loan, the Borrower shall be deemed to have represented to the Agent and the Lender at the time such Loan is made that all conditions to the making of such Loan contained in Article V. have been satisfied.

Section 5.3.  Conditions as Covenants.

         If the Lenders make any Loans, or the Agent issues a Letter of Credit, prior to the satisfaction of all conditions precedent set forth in Sections 5.1. and 5.2., the Borrower shall nevertheless cause such condition or conditions to be satisfied within 5 Business Days after the date of the making of such Loans or the issuance of such Letter of Credit. Unless set forth in writing to the contrary, the making of its initial Loan by a Lender shall constitute a certification by such Lender to the Agent and the other Lenders that the Borrower has satisfied the conditions precedent for initial Loans set forth in Sections 5.1. and 5.2.

                   ARTICLE VI. REPRESENTATIONS AND WARRANTIES

Section 6.1.  Representations and Warranties.

         In order to induce the Agent and each Lender to enter into this Agreement and to make Loans and issue Letters of Credit, the Borrower represents and warrants to the Agent and each Lender as follows:

         (a) Organization; Power; Qualification. Each of the Borrower and its Subsidiaries is a corporation, partnership or other legal entity, duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation, has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a foreign corporation, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized would have, in each instance, a Material Adverse Effect.

         (b) Ownership Structure. As of the Agreement Date Part I of Schedule 6.1.(b) is a complete and correct list of all Subsidiaries of the Borrower setting forth for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding any Equity Interests in such Subsidiary, (iii) the nature of the Equity Interests held by each such

Person, (iv) the percentage of ownership of such Subsidiary represented by such Equity Interests and (v) whether such Subsidiary is a Material Subsidiary and/or an Excluded Subsidiary. The parties hereto acknowledge that as of the Agreement Date, neither HPT nor SNH is a Subsidiary. Except as disclosed in such Schedule, as of the Agreement Date (i) each of the Borrower and its Subsidiaries owns, free and clear of all Liens, and has the unencumbered right to vote, all outstanding Equity Interests in each Person shown to be held by it on such Schedule, (ii) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (iii) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, any such Person. As of the Agreement Date Part II of Schedule 6.1.(b) correctly sets forth all Unconsolidated Affiliates of the Borrower, including the correct legal name of such Person, the type of legal entity which each such Person is, and all Equity Interests in such Person held directly or indirectly by the Borrower.

         (c) Authorization of Agreement, Etc. The Borrower has the right and power, and has taken all necessary action to authorize it, to borrow and obtain other extensions of credit hereunder. The Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. The Loan Documents to which the Borrower or any other Loan Party is a party have been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein may be limited by equitable principles generally.

         (d) Compliance of Loan Documents with Laws, Etc. The execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Borrower or any other Loan Party is a party in accordance with their respective terms and the borrowings and other extensions of credit hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

         (e) Compliance with Law; Governmental Approvals. The Borrower, each Subsidiary and each other Loan Party is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Law (including without limitation, Environmental

Laws) relating to the Borrower, a Subsidiary or such other Loan Party except for noncompliances which, and Governmental Approvals the failure to possess which, would not, individually or in the aggregate, cause a Default or Event of Default or have a Material Adverse Effect.

         (f) Title to Properties;  Liens.  As of the Agreement  Date,  Part I of
Schedule 6.1.(f) sets forth all of the real property owned or leased by the Borrower, each other Loan Party and each other Subsidiary. Each such Person has good, marketable and legal title to, or a valid leasehold interest in, its respective assets. As of the Agreement Date, there are no Liens against any assets of the Borrower, any Subsidiary or any other Loan Party except for Permitted Liens.

         (g) Existing Indebtedness. Schedule 6.1.(g) is, as of February 28, 2001, a complete and correct listing of all (i) Indebtedness of the Borrower and its Subsidiaries, including without limitation, Guarantees of the Borrower and its Subsidiaries, and indicating whether such Indebtedness is Secured Indebtedness or Unsecured Indebtedness. During the period from such date to the Agreement Date, neither the Borrower nor any Subsidiary incurred any material Indebtedness except as set forth on such Schedule. The Borrower and its Subsidiaries have performed and are in compliance with all of the terms of such Indebtedness and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute such a default or event of default, exists with respect to any such Indebtedness.

         (h) Material Contracts. Schedule 6.1.(h) is, as of the Agreement Date, a true, correct and complete listing of all Material Contracts. Each of the Borrower, its Subsidiaries and the other Loan Parties that is a party to any Material Contract has performed and is in compliance with all of the terms of such Material Contract, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute such a default or event of default, exists with respect to any such Material Contract.

         (i) Litigation. Except as set forth on Schedule 6.1.(i), there are no actions, suits or proceedings pending (nor, to the knowledge of the Borrower, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting the Borrower, any Subsidiary or any other Loan Party or any of its respective property in any court or before any arbitrator of any kind or before or by any other Governmental Authority which could reasonably be expected to have a Material Adverse Effect. There are no strikes, slow downs, work stoppages or walkouts or other labor disputes in progress or threatened relating to the Borrower, any Subsidiary or any other Loan Party.

         (j) Taxes. All federal, state and other tax returns of the Borrower, any Subsidiary or any other Loan Party required by Applicable Law to be filed have been duly filed, and all federal, state and other taxes, assessments and other governmental charges or levies upon the Borrower, any Subsidiary and each other Loan Party and its respective properties, income, profits and assets which are due and payable have been paid, except any such nonpayment which is at the time permitted under Section 7.6. As of the Agreement Date, none of the United States income tax returns of the Borrower, its Subsidiaries or any other Loan Party is under audit. All charges, accruals and reserves on the books of the Borrower and each of its Subsidiaries in respect of any taxes or other governmental charges are in accordance with GAAP.

         (k) Financial Statements. The Borrower has furnished to each Lender copies of (i) the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries for the fiscal year ending December 31, 1999, and the related audited consolidated statements of income, shareholders' equity and cash flow for the fiscal year ending on such date, with the opinion thereon of Ernst & Young LLP, and (ii) the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries for the fiscal quarter ending September 30, 2000, and the related unaudited consolidated statements of income and cash flow of the Borrower and its consolidated Subsidiaries for the three fiscal quarter period ending on such date. Such financial statements (including in each case related schedules and notes) are complete and correct and present fairly, in accordance with GAAP consistently applied throughout the periods involved, the consolidated financial position of the Borrower and its consolidated Subsidiaries as at their respective dates and the results of operations and the cash flow for such periods (subject, as to interim statements, to changes resulting from normal year-end audit adjustments). Neither the Borrower nor any of its Subsidiaries has on the Agreement Date any material contingent liabilities, liabilities, liabilities for taxes, unusual or long-term commitments or unrealized or forward anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said financial statements or except as set forth on Schedule 6.1.(k).

         (l) No Material Adverse Change. Since December 31, 1999, there has been no material adverse change in the consolidated financial condition, results of operations, business or prospects of the Borrower and its consolidated Subsidiaries taken as a whole. Each of the Borrower, its Subsidiaries and the other Loan Parties is Solvent.

         (m) ERISA. Each member of the ERISA Group is in compliance with its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan, except in each case for noncompliances which could not reasonably be expected to have a Material Adverse Effect. As of the Agreement Date, no member of the ERISA Group has (i) sought a waiver of the minimum funding standard under
Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

         (n) Not Plan Assets; No Prohibited Transaction. None of the assets of the Borrower, any Subsidiary or any other Loan Party constitute "plan assets" within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder. The execution, delivery and performance of this Agreement and the other Loan Documents, and the borrowing and repayment of amounts hereunder, do not and will not constitute "prohibited transactions" under ERISA or the Internal Revenue Code.

         (o) Absence of Defaults. Neither the Borrower, any Subsidiary nor any other Loan Party is in default under its articles of incorporation, bylaws, partnership agreement or other similar organizational documents, and no event has occurred, which has not been remedied, cured or waived: (i) which constitutes a Default or an Event of Default; or (ii) which constitutes, or which with the passage of time, the giving of notice, a determination of materiality, the satisfaction of any condition, or any combination of the foregoing, would constitute, a default or event of default by the Borrower, any Subsidiary or any other Loan Party under any agreement (other than this Agreement) or judgment, decree or order to which the Borrower or any Subsidiary or other Loan Party is a party or by which the Borrower or any Subsidiary or other Loan Party or any of their respective properties may be bound where such default or event of default could, individually or in the aggregate, have a Material Adverse Effect.

         (p) Environmental Laws. Each of the Borrower, its Subsidiaries and the other Loan Parties has obtained all Governmental Approvals which are required under Environmental Laws and is in compliance with all terms and conditions of such Governmental Approvals which the failure to obtain or to comply with could reasonably be expected to have a Material Adverse Effect. Except for any of the following matters that could not be reasonably expected to have a Material Adverse Effect, (i) the Borrower is not aware of, and has not received notice of, any past, present, or future events, conditions, circumstances, activities, practices, incidents, actions, or plans which, with respect to the Borrower, its Subsidiaries and each other Loan Party, may interfere with or prevent compliance or continued compliance with Environmental Laws, or may give rise to any common-law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study, or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, chemical, or industrial, toxic, or other Hazardous Material; and (ii) there is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, notice of violation, investigation, or proceeding pending or, to the Borrower's knowledge after due inquiry, threatened, against the Borrower, its Subsidiaries and each other Loan Party relating in any way to Environmental Laws.

         (q) Investment Company; Public Utility Holding Company. Neither the Borrower nor any Subsidiary nor any other Loan Party is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party.

         (r) Margin Stock. Neither the Borrower, any Subsidiary nor any other Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

         (s) Affiliate Transactions. Except as permitted by Section 9.10., neither the Borrower, any Subsidiary nor any other Loan Party is a party to or bound by any agreement or arrangement (whether oral or written) to which any Affiliate of the Borrower, any Subsidiary or any other Loan Party is a party.

         (t) Intellectual Property. Each of the Borrower and each Subsidiary owns or has the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights (collectively, "Intellectual Property") necessary to the conduct of its businesses as now conducted and as contemplated by the Loan Documents, without known conflict with any patent, license, franchise, trademark, trade secret, trade name, copyright, or other proprietary right of any other Person. The Borrower and each such Subsidiary have taken all such steps as they deem reasonably necessary to protect their respective rights under and with respect to such Intellectual Property. No material claim has been asserted by any Person with respect to the use of any Intellectual Property by the Borrower or any Subsidiary, or challenging or questioning the validity or effectiveness of any Intellectual Property. The use of such Intellectual Property by the Borrower, its Subsidiaries and the other Loan Parties, does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liabilities on the part of the Borrower and its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

         (u) Business. As of the Agreement Date, the Borrower and its Subsidiaries are engaged substantially in the business of owning, operating and developing office buildings, together with other business activities incidental thereto.

         (v) Broker's Fees. No broker's or finder's fee, commission or similar compensation will be payable with respect to the transactions contemplated hereby. No other similar fees or commissions will be payable by any Loan Party for any other services rendered to the Borrower or any of its Subsidiaries ancillary to the transactions contemplated hereby.

         (w) Accuracy and Completeness of Information. No written information, report or other papers or data (excluding financial projections and other forward looking statements) furnished to the Agent or any Lender by, on behalf of, or at the direction of, the Borrower, any Subsidiary or any other Loan Party in connection with or relating in any way to this Agreement, contained any untrue statement of a fact material to the creditworthiness of the Borrower, any Subsidiary or any other Loan Party or omitted to state a material fact necessary in order to make such statements contained therein, in light of the circumstances under which they were made, not misleading. All financial statements furnished to the Agent or any Lender by, on behalf of, or at the direction of, the Borrower, any Subsidiary or any other Loan Party in connection with or relating in any way to this Agreement, present fairly, in accordance with GAAP consistently applied throughout the periods involved, the financial position of the Persons involved as at the date thereof and the results of operations for such periods. All financial projections and other forward looking statements prepared by or on behalf of the Borrower, any Subsidiary or any other Loan Party that have been or may hereafter be made available to the Agent or any Lender were or will be prepared in good faith based on reasonable assumptions. No fact is known to the Borrower which has had, or may in the future have (so far as the Borrower can reasonably foresee), a Material Adverse Effect which has not been set forth in the financial statements referred to in Section 6.1.(k) or in such information, reports or other papers or data or otherwise disclosed in writing to the Agent and the Lenders prior to the Effective Date.

         (x) REIT Status. The Borrower qualifies as a REIT and is in compliance with all requirements and conditions imposed under the Internal Revenue Code to allow the Borrower to maintain its status as a REIT.

         (y) Unencumbered Assets. As of the Agreement Date, Part I of Schedule 6.1.(y) is a correct and complete list of all Unencumbered Assets and Part II of such Schedule is a correct and complete list of all Unencumbered Mortgage Notes. Each of the Properties included by the Borrower in calculations of Unencumbered Asset Value satisfies all of the requirements contained in the definition of "Unencumbered Asset". Each of the promissory notes included by the Borrower in calculations of Unencumbered Asset Value satisfies all of the requirements contained in the definition of "Unencumbered Mortgage Note".

Section 6.2.  Survival of Representations and Warranties, Etc.

         All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of the Borrower, any Subsidiary or any other Loan Party to the Agent or any Lender pursuant to or in connection with this Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in or in connection with any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of the Borrower prior to the Agreement Date and delivered to the Agent or any Lender in connection with closing the transactions contemplated hereby) shall constitute representations and warranties made by the Borrower under this Agreement. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date, the Effective Date and the date of the occurrence of any Credit Event, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically permitted hereunder. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Loans and the issuance of the Letters of Credit.


                       ARTICLE VII. AFFIRMATIVE COVENANTS

         For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 12.6., all of the Lenders) shall otherwise consent in the manner provided for in Section 12.6., the Borrower shall comply with the following covenants:

Section 7.1.  Preservation of Existence and Similar Matters.

         Except as otherwise permitted under Section 9.7., the Borrower shall preserve and maintain, and cause each Subsidiary and each other Loan Party to preserve and maintain, its respective existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation or formation and qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization and where the failure to be so authorized and qualified could reasonably be expected to have a Material Adverse Effect.

Section 7.2.  Compliance with Applicable Law and Material Contracts.

         The Borrower  shall comply,  and cause each  Subsidiary  and each other
Loan Party to comply, with (a) all Applicable Law, including the obtaining of all Governmental Approvals, the failure with which to comply could reasonably be expected to have a Material Adverse Effect, and (b) all terms and conditions of all Material Contracts to which it is a party.

Section 7.3.  Maintenance of Property.

         In addition to the requirements of any of the other Loan Documents, the Borrower shall, and shall cause each Subsidiary and other Loan Party to, (a) protect and preserve all of its material properties, including, but not limited to, all Intellectual Property, and maintain in good repair, working order and condition all tangible properties, ordinary wear and tear excepted, and (b) make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

Section 7.4.  Conduct of Business.

         The Borrower shall at all times carry on, and cause its Subsidiaries and the other Loan Parties to carry on, its respective businesses as described in Section 6.1.(u).

Section 7.5.  Insurance.

         In addition to the requirements of any of the other Loan Documents, the Borrower shall, and shall cause each Subsidiary and other Loan Party to, maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as is customarily maintained by Persons engaged in similar businesses or as may be required by Applicable Law, and from time to time deliver to the Agent or any Lender upon its request a detailed list, together with copies of all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

Section 7.6.  Payment of Taxes and Claims.

         The Borrower shall, and shall cause each Subsidiary and other Loan Party to, pay and discharge when due (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Person; provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings which operate to suspend the collection thereof and for which adequate reserves have been established on the books of the Borrower, such Subsidiary or such other Loan Party, as applicable, in accordance with GAAP.

Section 7.7.  Visits and Inspections.

         The Borrower shall, and shall cause each Subsidiary and other Loan Party to, permit representatives or agents of any Lender or the Agent, from time to time after reasonable prior notice if no Event of Default shall be in existence, as often as may be reasonably requested, but only during normal business hours and at the expense of such Lender or the Agent (unless a Default or Event of Default shall be continuing, in which case the exercise by the Agent or such Lender of its rights under this Section shall be at the expense of the Borrower), as the case may be, to: (a) visit and inspect all properties of the Borrower or such Subsidiary or other Loan Party to the extent any such right to visit or inspect is within the control of such Person; (b) inspect and make extracts from their respective books and records, including but not limited to management letters prepared by independent accountants; and (c) discuss with its principal officers, and its independent accountants, its business, properties, condition (financial or otherwise), results of operations and performance. If requested by the Agent, the Borrower shall execute an authorization letter addressed to its accountants authorizing the Agent or any Lender to discuss the financial affairs of the Borrower and any Subsidiary or any other Loan Party with its accountants.

Section 7.8.  Use of Proceeds; Letters of Credit.

         The Borrower shall use the proceeds of all Loans and all Letters of Credit for general business purposes only. The Borrower shall not, and shall not permit any Subsidiary or other Loan Party to, use any part of such proceeds or Letters of Credit to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

Section 7.9.  Environmental Matters.

         The Borrower shall, and shall cause all of its Subsidiaries and the other Loan Parties to, comply with all Environmental Laws the failure with which to comply could reasonably be expected to have a Material Adverse Effect. If the Borrower, any Subsidiary or any other Loan Party shall (a) receive notice that any violation of any Environmental Law may have been committed or is about to be committed by such Person, (b) receive notice that any administrative or judicial complaint or order has been filed or is about to be filed against the Borrower, any Subsidiary or any other Loan Party alleging violations of any Environmental Law or requiring the Borrower, any Subsidiary or any other Loan Party to take any action in connection with the release of Hazardous Materials or (c) receive any notice from a Governmental Authority or private party alleging that the Borrower, any Subsidiary or any other Loan Party may be liable or responsible for costs associated with a response to or cleanup of a release of Hazardous Materials or any damages caused thereby, and such notices, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, the Borrower shall provide the Agent and each Lender with a copy of such notice within 30 days after the receipt thereof by the

Borrower, any Subsidiary or any other Loan Party. The Borrower shall, and shall cause its Subsidiaries and the other Loan Parties to, take promptly all actions necessary to prevent the imposition of any Liens on any of their respective properties arising out of or related to any Environmental Laws.

Section 7.10.  Books and Records.

         The Borrower shall, and shall cause each of its Subsidiaries and the other Loan Parties to, maintain books and records pertaining to its respective business operations in such detail, form and scope as is consistent with good business practice and in accordance with GAAP.

Section 7.11.  Further Assurances.

         The Borrower shall, at the Borrower's cost and expense and upon request of the Agent, execute and deliver or cause to be executed and delivered, to the Agent such further instruments, documents and certificates, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

Section 7.12.  New Subsidiaries/Guarantors.

         (a) Requirement to Become Guarantor. Within 30 days of any Person (other than an Excluded Subsidiary) becoming a Material Subsidiary after the Effective Date, the Borrower shall deliver to the Agent each of the following items, each in form and substance satisfactory to the Agent: (a) an Accession Agreement executed by such Material Subsidiary and (b) the items that would have been delivered under Sections 5.1.(a)(iv) and (ix) through (xii) if such Material Subsidiary had been one on the Effective Date; provided, however, promptly (and in any event within 5 Business Days) upon any Excluded Subsidiary ceasing to be subject to the restriction which prevented it from delivering an Accession Agreement pursuant to this Section, such Subsidiary shall comply with the provisions of this Section. The Agent shall send to each Lender copies of each of the foregoing items once the Agent has received all such items with respect to a Material Subsidiary.

         (b) Release of a Guarantor. The Borrower may request in writing that the Agent release, and upon receipt of such request the Agent shall release, a Guarantor from the Guaranty so long as: (i) such Guarantor meets, or will meet simultaneously with its release from the Guaranty, all of the provisions of the definition of the term "Excluded Subsidiary" or has ceased to be, or simultaneously with its release from the Guaranty will cease to be, a Material Subsidiary; (ii) such Guarantor is not otherwise required to be a party to the Guaranty under the immediately preceding subsection (a); (iii) no Default or Event of Default shall then be in existence or would occur as a result of such release, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 9.1.; and (iv) the Agent shall have received such written request at least 10 Business Days prior to the requested date of release. Delivery by the Borrower to the Agent of any such request shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.

Section 7.13.  REIT Status.

         The Borrower shall at all times maintain its status as a REIT.

Section 7.14.  Exchange Listing.

         The Borrower shall maintain at least one class of common shares of the Borrower having trading privileges on the New York Stock Exchange or the American Stock Exchange or which is the subject of price quotations in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System.


                            ARTICLE VIII. INFORMATION

         For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 12.6., all of the Lenders) shall otherwise consent in the manner set forth in Section 12.6., the Borrower shall furnish to each Lender (or to the Agent if so provided below) at its Lending
Office:

Section 8.1.  Quarterly Financial Statements.

         As soon as available and in any event within 45 days after the close of each of the first, second and third fiscal quarters of the Borrower, the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such period and the related unaudited consolidated statements of income, shareholders' equity and cash flows of the Borrower and its Subsidiaries for such period, setting forth in each case in comparative form the figures as of the end of and for the corresponding periods of the previous fiscal year, all of which shall be certified by the chief financial officer of the Borrower, in his or her opinion, to present fairly, in accordance with GAAP, the consolidated financial position of the Borrower and its Subsidiaries as at the date thereof and the results of operations for such period (subject to normal year-end audit adjustments). Together with such financial statements, the Borrower shall deliver reports, in form and detail satisfactory to the Agent, setting forth (a) a statement of Funds From Operations for the fiscal quarter then ending; (b) all capital expenditures made during the fiscal quarter then ended; (c) a description of all Properties acquired during such fiscal quarter, including the net operating income of each such Property, acquisition costs and related mortgage debt and such other information as the Agent may request.

Section 8.2.  Year-End Statements.

         Within 90 days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of income, shareholders' equity and cash flows of the Borrower and its Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, all of which shall be certified by (a) the chief financial officer of the Borrower, in his or her opinion, to present fairly, in accordance with GAAP, the consolidated financial position of the Borrower and its Subsidiaries as at the date thereof and the results of operations for such period and (b) independent certified public accountants of recognized national standing acceptable to the Agent, whose certificate shall be unqualified and in scope and substance satisfactory to the Requisite Lenders and who shall have authorized the Borrower to deliver such financial statements and certification thereof to the Agent and the Lenders pursuant to this Agreement. Together with such financial statements, the Borrower shall deliver a report, in form and detail satisfactory to the Agent, setting forth the Net Operating Income for each Property for such fiscal year.

Section 8.3.  Compliance Certificate.

         At the time  financial  statements  are furnished  pursuant to Sections
8.1. and 8.2., and within 5 Business Days of the Agent's request with respect to any other fiscal period, a certificate substantially in the form of Exhibit O (a "Compliance Certificate") executed by the chief financial officer of the
Borrower: (a) setting forth in reasonable detail as at the end of such quarterly accounting period, fiscal year, or other fiscal period, as the case may be, the calculations required to establish whether or not the Borrower was in compliance with the covenants contained in Sections 9.1. through 9.3. and 9.6., and (b) stating that, to the best of his or her knowledge, information and belief after due inquiry, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower with respect to such event, condition or failure.

Section 8.4.  Other Information.

         (a) Management Reports. Promptly upon receipt thereof, copies of all management reports, if any, submitted to the Borrower or its Board of Trustees by its independent public accountants including;

         (b) Securities Filings. Within 5 Business Days of the filing thereof, copies of all registration statements (excluding the exhibits thereto (unless requested by the Agent) and any registration statements on Form S-8 or its equivalent), reports on Forms 10-K, 10-Q and 8-K (or their equivalents) and all other periodic reports which the Borrower, any Subsidiary or any other Loan
Party shall file with the Securities and Exchange Commission (or any Governmental Authority substituted therefor) or any national securities exchange;

         (c) Shareholder Information. Promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed and promptly upon the issuance thereof copies of all press releases issued by the Borrower, any Subsidiary or any other Loan Party;

         (d) ERISA. If and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to
Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer of the Borrower setting forth details as to such occurrence and the action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

         (e) Litigation. To the extent the Borrower or any Subsidiary is aware of the same, prompt notice of the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or other tribunal or before any arbitrator against or in any other way relating adversely to, or adversely affecting, the Borrower or any Subsidiary or any of their respective properties, assets or businesses which could reasonably be expected to have a Material Adverse Effect, and prompt notice of the receipt of notice that any United States income tax returns of the Borrower or any of its Subsidiaries are being audited;

         (f) Modification of Organizational Documents. A copy of any amendment to the articles of incorporation, bylaws, partnership agreement or other similar organizational documents of the Borrower or any other Loan Party promptly upon, and in any event within 15 Business Days of, the effectiveness thereof;

         (g) Change of Management or Financial Condition. Prompt notice of any change in the senior management of the Borrower, any Subsidiary or any other
Loan Party and any change in the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower, any Subsidiary or any other Loan Party which has had or could reasonably be expected to have Material Adverse Effect;

         (h) Default. Notice of the occurrence of any of the following promptly upon a Responsible Officer obtaining knowledge thereof: (i) any Default or Event of Default or (ii) any event which constitutes or which with the passage of time, the giving of notice, or otherwise, would constitute a default or event of default by the Borrower, any Subsidiary or any other Loan Party under any Material Contract to which any such Person is a party or by which any such Person or any of its respective properties may be bound;

         (i) Judgments. Prompt notice of any order, judgment or decree in excess of $5,000,000 having been entered against the Borrower, any Subsidiary or any other Loan Party or any of their respective properties or assets;

         (j) Notice of Violations of Law. Prompt notice if the Borrower, any Subsidiary or any other Loan Party shall receive any notification from any Governmental Authority alleging a violation of any Applicable Law or any inquiry which could reasonably be expected to have a Material Adverse Effect;

         (k) Material Subsidiary. Prompt notice of any Person becoming a Material Subsidiary;

         (l) Material Asset Sales. Prompt notice of the sale, transfer or other disposition of any material assets of the Borrower, any Subsidiary or any other Loan Party to any Person other than the Borrower, any Subsidiary or any other Loan Party;

         (m)  Material  Contracts.  Promptly  upon  entering  into any  Material
Contract after the Agreement Date, a copy to the Agent of such Material Contract; and

         (n) Other Information. From time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower or any of its Subsidiaries as the Agent or any Lender may reasonably request.

                         ARTICLE IX. NEGATIVE COVENANTS

         For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 12.6., all of the Lenders) shall otherwise consent in the manner set forth in Section 12.6., the Borrower shall comply with the following covenants:

Section 9.1.  Financial Covenants.

         The Borrower shall not permit:

         (a) Leverage Ratio. The ratio of (i) Total Indebtedness to (ii) Total Asset Value, to exceed 0.550 to 1.0 at any time.

         (b) Interest Coverage Ratio. The ratio of (i) EBITDA of the Borrower and its Subsidiaries determined on a consolidated basis for the fiscal quarter of the Borrower most recently ending to (ii) Interest Expense of the Borrower and its Subsidiaries determined on a consolidated basis for such period, to be less than 2.0 to 1.0 at any time.

         (c) Minimum Fixed Charge Coverage Ratio. The ratio of (i) Adjusted EBITDA for the fiscal quarter of the Borrower most recently ending to (ii) Fixed Charges for such period, to be less than 1.750 to 1.00 at any time.

         (d) Secured Indebtedness. The ratio of (i)(x) Secured Indebtedness of the Borrower and its Subsidiaries to (y) Total Asset Value, to be greater than
0.30 to 1.00 at any time; and (ii)(x) Secured Indebtedness (other than Nonrecourse Indebtedness) of the Borrower and its Subsidiaries to (y) Total Asset Value, to be greater than 0.15 to 1.00 at any time.

         (e) Unencumbered Leverage Ratio. The ratio of (i) Unencumbered Asset Value to (ii) Unsecured Indebtedness, to be less than 1.750 to 1.00 at any time.

         (f) Unencumbered Interest Coverage Ratio. The ratio of (i) Unencumbered Net Operating Income to (ii) Unsecured Debt Service for the Borrower's fiscal quarter most recently ending, to be less than 2.0 to 1.0 at any time.

         (g) Minimum Tangible Net Worth. Tangible Net Worth at any time to be less than (i) $1,150,000,000 plus (ii) 75% of the Net Proceeds of all Equity Issuances effected by the Borrower or any Subsidiary (other Equity Issuances to the Borrower or any Subsidiary) after the Agreement Date.

         (h)  Floating  Rate  Debt.  The  aggregate   principal  amount  of  all
outstanding Floating Rate Debt to exceed $600,000,000 at any time.

         (i) Total Assets Owned by Borrower and Guarantors. The amount of Total Asset Value directly owned by the Borrower and the Guarantors to be less than 95.0% of Total Asset Value (excluding the amount of Total Asset Value, if any, then attributable to Excluded Subsidiaries).

Section 9.2.  Indebtedness.

         The Borrower shall not, and shall not permit any Subsidiary or any other Loan Party to, create, incur, assume, or permit or suffer to exist, any Indebtedness other than the following:

         (a) the Obligations;

         (b) Indebtedness set forth on Schedule 6.1.(g);

         (c) intercompany Indebtedness among the Borrower and its Wholly Owned Subsidiaries; provided, however, that the obligations of the Borrower and each Guarantor in respect of such intercompany Indebtedness shall be subordinate to the Obligations; and

         (d) any other Indebtedness of a type not described above in this Section and created, incurred or assumed after the Agreement Date so long as immediately prior to the creation, incurring or assumption thereof, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in
Section 9.1.

Section 9.3. Certain Permitted Investments.

         The Borrower shall not, and shall not permit any Subsidiary or any other Loan Party to, make any Investment in or otherwise own the following items which would cause the aggregate value of such holdings of the Borrower and such other Subsidiaries to exceed the applicable limits set forth below at such time:

                  (a) Investments in Persons which are not Subsidiaries (including ownership of Indebtedness secured by real property but excluding the Borrower's Investments in SNH and HPT), such that the aggregate book value of such Investments exceeds 25.0% of Total Asset Value at any time;

                  (b) Developable Property, such that the aggregate book value of all such Developable Property exceeds 7.5% of Total Asset Value at any time;

                  (c) Assets Under Development such that the aggregate Construction Budget for all such Assets Under Development exceeds 15.0% of Total Asset Value at any time. For purposes of this subsection, (i) "Construction Budget" means the fully-budgeted costs for the acquisition and construction of a given piece of real property (including without limitation, the cost of acquiring such piece of real property (except to the extent any portion thereof is Developable Property included in the immediately preceding subsection (b)), reserves for construction interest and operating deficits, tenant improvements, leasing commissions, and infrastructure costs) as reasonably determined by the Borrower in good faith and (ii) real property under construction to be (but not yet) acquired by the Borrower or a Subsidiary upon completion of construction pursuant to a contract in which the seller of such real property is required to complete construction prior to, and as a condition precedent to, such acquisition, shall be subject to this subsection; and

                  (d) Investments in "taxable REIT  subsidiaries" (as defined in
         Section 856(l) of the Internal Revenue Code), such that the aggregate book value of such Investments exceeds 20% of Total Asset Value at any time.

In addition to the foregoing limitations, the aggregate value of all of the items subject to the limitations in the preceding clauses (a), (b) and (d) shall not exceed 25.0% of Total Asset Value at any time.

Section 9.4.  Investments Generally.

         The Borrower shall not, and shall not permit any Subsidiary or other Loan Party to, directly or indirectly, acquire, make or purchase any Investment, or permit any Investment of such Person to be outstanding on and after the Agreement Date, other than the following:

         (a) Investments in Subsidiaries in existence on the Agreement Date and disclosed on Part I of Schedule 6.1.(b);

         (b) Investments to acquire Equity Interests of a Subsidiary or any other Person who after giving effect to such acquisition would be a Subsidiary, so long as in each case (i) immediately prior to such Investment, and after giving effect thereto, no Default or Event of Default is or would be in existence and (ii) if such Subsidiary is (or after giving effect to such Investment would become) a Material Subsidiary, the terms and conditions set forth in Section 7.12. are satisfied;

         (c) Investments permitted under Section 9.3.;

         (d) Investments in Cash Equivalents;

         (e) intercompany Indebtedness among the Borrower and its Wholly Owned Subsidiaries provided that such Indebtedness is permitted by the terms of
Section 9.2.;

         (f)  loans  and  advances  to  officers  and   employees   for  moving,
entertainment, travel and other similar expenses in the ordinary course of business consistent with past practices; and

         (g) any other Investment so long as immediately prior to making such Investment, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence, including without limitation, a Default or Event of Default resulting from a violation of Section 7.4.

Notwithstanding the foregoing, the Borrower shall not, and shall not permit any Subsidiary to, directly or indirectly, acquire, make or purchase any Investment that is an Equity Interest in HPT or SNH, or permit any such Investment to be outstanding on and after the Agreement Date, other than the Investments set forth on Schedule 9.4.

Section 9.5.  Liens; Negative Pledges; Other Matters.

         (a) The Borrower shall not, and shall not permit any Subsidiary or other Loan Party to, create, assume, or incur any Lien (other than Permitted Liens) upon any of its properties, assets, income or profits of any character whether now owned or hereafter acquired if immediately prior to the creation, assumption or incurring of such Lien, or immediately thereafter, a Default or Event of Default is or would be in existence, including without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 9.1.;

         (b) The Borrower shall not, and shall not permit any Subsidiary or other Loan Party to, enter into, assume or otherwise be bound by any Negative Pledge except for a Negative Pledge contained in any agreement (i) evidencing Indebtedness which the Borrower or such Subsidiary may create, incur, assume, or permit or suffer to exist under Section 9.2.; (ii) which Indebtedness is secured by a Lien permitted to exist and (iii) which prohibits the creation of any other Lien on only the property securing such Indebtedness as of the date such agreement was entered into;

         (c) The Borrower shall not, and shall not permit any Subsidiary or other Loan Party to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary (other than an Excluded Subsidiary) to: (i) pay dividends or make any other distribution on any of such Subsidiary's capital stock or other equity interests owned by the Borrower or any Subsidiary; (ii) pay any Indebtedness owed to the Borrower or any Subsidiary; (iii) make loans or advances to the Borrower or any Subsidiary; or (iv) transfer any of its property or assets to the Borrower or any Subsidiary.

Section 9.6.  Restricted Payments.

         The Borrower shall not, and shall not permit any Subsidiary or other Loan Party to, declare or make any Restricted Payment; provided, however, that:

         (a) the Borrower may declare or make cash distributions to its shareholders during any fiscal year in an aggregate amount not to exceed the greater of (i) 90.0% of Funds From Operations of the Borrower for such fiscal year or (ii) the amount for the Borrower to remain in compliance with Section 7.13.;

         (b) the Borrower may make cash distributions to its shareholders of capital gains resulting from gains from certain asset sales to the extent necessary to avoid payment of taxes on such asset sales imposed under Sections 857(b)(3) and 4981 of the Internal Revenue Code;

         (c) the Borrower may make cash payments to repurchase outstanding shares of any of its Preferred Stock, common stock or other similar common Equity Interests;

         (d) Subsidiaries may pay Restricted Payments to the Borrower or any other Subsidiary; and

         (e)  the  Borrower  may  distribute  any  extraordinary   distributions
received by the Borrower in respect of its Investments in SNH and HPT.

Notwithstanding the foregoing, but subject to the following sentence, if a Default or Event of Default shall have occurred and be continuing, the Borrower may only declare or make cash distributions to its shareholders during any fiscal year in an aggregate amount not to exceed the minimum amount necessary for the Borrower to remain in compliance with Section 7.13. If a Default or Event of Default specified in Section 10.1.(a), Section 10.1.(f) or Section 10.1.(g) shall have occurred and be continuing, or if as a result of the occurrence of any other Event of Default the Obligations have been accelerated pursuant to Section 10.2.(a), the Borrower shall not, and shall not permit any Subsidiary or other Loan Party to, make any Restricted Payments to any Person whatsoever other than to the Borrower or any Subsidiary.

Section 9.7.  Merger, Consolidation, Sales of Assets and Other Arrangements.

         The Borrower shall not, and shall not permit any Subsidiary or other Loan Party to: (i) enter into any transaction of merger or consolidation; (ii) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); or (iii) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, whether now owned or hereafter acquired; provided, however, that:

         (a) any of the actions  described in the immediately  preceding clauses
(i) through (iii) may be taken with respect to any Subsidiary or any other Loan Party (other than the Borrower) so long as immediately prior to the taking of such action, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence;

         (b) the Borrower, its Subsidiaries and the other Loan Parties may lease and sublease their respective assets, as lessor or sublessor (as the case may be), in the ordinary course of their business;

         (c) a Person may merge with and into the Borrower so long as (i) the Borrower is the survivor of such merger, (ii) immediately prior to such merger, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence; and (iii) the Borrower shall have given the Agent and the Lenders at least 10 Business Days' prior written notice of such merger (except that such prior notice shall not be required in the case of the merger of a Subsidiary with and into the Borrower); and

         (d) the Borrower and each Subsidiary may sell, transfer or dispose of assets among themselves.

Section 9.8.  Fiscal Year.

         The Borrower shall not change its fiscal year from that in effect as of the Agreement Date.

Section 9.9.  Modifications to Advisory Agreement and Other Material Contracts.

         The Borrower shall not default in any material respect in the performance of any of its obligations under the Advisory Agreement or the Management Agreement or permit the Advisory Agreement or the Management Agreement to be canceled or terminated prior to its stated maturity. The Borrower shall not enter into any amendment, modification or waiver of or with respect to any of the terms of the Advisory Agreement or the Management Agreement, except for extensions thereof. With respect to Material Contracts other than the Advisory Agreement and the Management Agreement, the Borrower shall not, and shall not permit any Subsidiary or other Loan Party to, enter into any amendment or modification to any such Material Contract which could reasonably be expected to have a Material Adverse Effect.

Section 9.10.  Transactions with Affiliates.

         The Borrower shall not, and shall not permit any of its Subsidiaries or any other Loan Party to, permit to exist or enter into, any transaction
(including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate, except transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Borrower or any of its Subsidiaries and upon fair and reasonable terms which are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate.

Section 9.11.  ERISA Exemptions.

         The Borrower shall not, and shall not permit any Subsidiary to, permit any of its respective assets to become or be deemed to be "plan assets" within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder.

                               ARTICLE X. DEFAULT

Section 10.1.  Events of Default.

         Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment or order of any Governmental Authority:

         (a) Default in Payment of Principal. The Borrower shall fail to pay when due (whether upon demand, at maturity, by reason of acceleration or otherwise) the principal of any of the Loans, or any Reimbursement Obligation.

         (b) Default in Payment of Interest and Other Obligations. The Borrower shall fail to pay when due any interest on any of the Loans or any of the other payment Obligations owing by the Borrower under this Agreement or any other Loan Document, or any other Loan Party shall fail to pay when due any payment Obligation owing by such other Loan Party under any Loan Document to which it is a party, and such failure shall continue for a period of 5 Business Days.

         (c) Default in Performance. (i) The Borrower shall fail to perform or observe any term, covenant, condition or agreement contained in Section 8.4.(h) or in Article IX. or (ii) the Borrower or any other Loan Party shall fail to perform or observe any term, covenant, condition or agreement contained in this Agreement or any other Loan Document to which it is a party and not otherwise mentioned in this Section and such failure shall continue for a period of 30 days after the earlier of (x) the date upon which a Responsible Officer of the Borrower or such Loan Party obtains knowledge of such failure or (y) the date upon which the Borrower has received written notice of such failure from the Agent.

         (d) Misrepresentations. Any written statement, representation or warranty made or deemed made by or on behalf of the Borrower or any other Loan Party under this Agreement or under any other Loan Document, or any amendment hereto or thereto, or in any other writing or statement at any time furnished or made or deemed made by or on behalf of the Borrower or any other Loan Party to the Agent or any Lender, shall at any time prove to have been incorrect or misleading, in light of the circumstances in which made or deemed made, in any material respect when furnished or made or deemed made.

         (e) Indebtedness Cross-Default.

                  (i) The Borrower, any Subsidiary or any other Loan Party shall fail to pay when due and payable the principal of, or interest on, any Indebtedness or Subordinated Debt (other than (A) the Loans and (B) Nonrecourse Indebtedness of Excluded Subsidiaries) having an aggregate outstanding principal amount of $10,000,000 or more ("Material Indebtedness") or any Excluded Subsidiary shall fail to pay when due and payable the principal of, or interest on, Nonrecourse Indebtedness having an aggregate outstanding principal amount of $75,000,000 or more; or

                  (ii) (x) The maturity of any Material Indebtedness shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Material Indebtedness or (y) any Material Indebtedness shall have been required to be prepaid or repurchased prior to the stated maturity thereof; or

                  (iii) any other event shall have occurred and be continuing which, with or without the passage of time, the giving of notice, or both, would permit any holder or holders of Material Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person, to accelerate the maturity of any such Material Indebtedness or require any such Material Indebtedness to be prepaid or repurchased prior to its stated maturity.

         (f) Voluntary Bankruptcy Proceeding. The Borrower, any other Loan Party or any Subsidiary (other than (x) an Excluded Subsidiary all Indebtedness of which is Nonrecourse Indebtedness or (y) a Subsidiary that, together with all other Subsidiaries then subject to a bankruptcy proceeding or other proceeding or condition described in this subsection or the immediately following subsection, does not account for more than $10,000,000 of Total Asset Value) shall: (i) commence a voluntary case under the Bankruptcy Code of 1978, as amended, or other federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action described in the immediately following subsection; (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; (vii) make a conveyance fraudulent as to creditors under any Applicable Law; or (viii) take any corporate or partnership action for the purpose of effecting any of the foregoing.

         (g) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against the Borrower, any other Loan Party or any Subsidiary (other than (x) an Excluded Subsidiary all Indebtedness of which is Nonrecourse Indebtedness or (y) a Subsidiary that, together with all other Subsidiaries then subject to a bankruptcy proceeding or other proceeding or condition described in this subsection or the immediately preceding subsection, does not account for more than $10,000,000 of Total Asset Value) or any other Loan Party, in any court of competent jurisdiction seeking: (i) relief under the Bankruptcy Code of 1978, as amended, or other federal bankruptcy laws (as now or hereafter in effect) or under any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or an order granting the remedy or other relief requested in such case or proceeding against the Borrower, such Subsidiary or such other Loan Party (including, but not limited to, an order for relief under such Bankruptcy Code or such other federal bankruptcy laws) shall be entered.

         (h) Litigation; Enforceability. The Borrower or any other Loan Party shall disavow, revoke or terminate (or attempt to terminate) any Loan Document to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of this Agreement, any Note or any other Loan Document or this Agreement, any Note, the Guaranty or any other Loan Document shall cease to be in full force and effect (except as a result of the express terms thereof).

         (i) Judgment. A judgment or order for the payment of money or for an injunction shall be entered against the Borrower, any Subsidiary or any other Loan Party, by any court or other tribunal and (i) such judgment or order shall continue for a period of 30 days without being paid, stayed or dismissed through appropriate appellate proceedings and (ii) either (A) the amount of such judgment or order for which insurance has not been acknowledged in writing by the applicable insurance carrier (or the amount as to which the insurer has denied liability) exceeds, individually or together with all other such outstanding judgments or orders entered against the Borrower, such Subsidiaries and such other Loan Parties, $10,000,000 or (B) in the case of an injunction or other non-monetary judgment, such judgment could reasonably be expected to have a Material Adverse Effect.

         (j) Attachment. A warrant, writ of attachment, execution or similar process shall be issued against any property of the Borrower, any Subsidiary or any other Loan Party which exceeds, individually or together with all other such warrants, writs, executions and processes, $10,000,000 in amount and such warrant, writ, execution or process shall not be discharged, vacated, stayed or bonded for a period of 30 days; provided, however, that if a bond has been issued in favor of the claimant or other Person obtaining such warrant, writ, execution or process, the issuer of such bond shall execute a waiver or subordination agreement in form and substance satisfactory to the Agent pursuant to which the issuer of such bond subordinates its right of reimbursement, contribution or subrogation to the Obligations and waives or subordinates any Lien it may have on the assets of any Loan Party.

         (k) ERISA. Any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $10,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer, any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of
Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $10,000,000.

         (l) Loan Documents. An Event of Default (as defined therein) shall occur under any of the other Loan Documents.

         (m) Change of Control.

                  (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 15% of the total voting power of the then outstanding voting stock of the Borrower; or

                  (ii) during any period of 12 consecutive months ending after the Agreement Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office;

                  (iii) at least 750,000 shares of the outstanding common stock of the Borrower (such number to be adjusted for any division, reclassification, stock dividend and any other similar dilutive events) shall in the aggregate cease to be owned beneficially and of record by
         (A) Barry M. Portnoy or Gerard M. Martin; (B) any of their immediate family members consisting of their respective spouses and lineal descendants (whether natural or adopted), and (C) any corporations, limited liability companies, trusts or other legal entities which are beneficially owned solely by any of the foregoing;

                  (iv) RMR shall cease for any reason to act as the sole investment advisor to the Borrower; or

                  (v) any three of Barry M. Portnoy, Gerard M. Martin, John C. Popeo, John A. Mannix, David M. Lepore or Jennifer B. Clark (or a substitute elected by the directors or trustees of RMR or the Borrower, as the case may be, and which is reasonably satisfactory to the Requisite Lenders) shall cease to serve as an officer, director or trustee of RMR or the Borrower in a position, in the case of an officer, of equal or greater seniority to the respective offices each holds with RMR or the Borrower, as the case may be as of the Agreement Date.

Section 10.2.  Remedies Upon Event of Default.

         Upon the occurrence of an Event of Default the following provisions shall apply:

         (a) Acceleration; Termination of Facilities.

                  (i) Automatic. Upon the occurrence of an Event of Default specified in Sections 10.1.(f) or 10.1.(g), (A)(i) the principal of, and all accrued interest on, the Loans and the Notes at the time outstanding, (ii) an amount equal to the Stated Amount of all

         Letters of Credit outstanding as of the date of the occurrence of such Event of Default and (iii) all of the other Obligations of the Borrower, including, but not limited to, the other amounts owed to the Lenders, the Swingline Lender and the Agent under this Agreement, the Notes or any of the other Loan Documents shall become immediately and automatically due and payable by the Borrower without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Borrower and (B) all of the Commitments, the obligation of the Lenders to make Revolving Loans, the Swingline Commitment, the obligation of the Swingline Lender to make Swingline Loans, and the obligation of the Agent to issue Letters of Credit hereunder, shall all immediately and automatically terminate.

                  (ii) Optional. If any other Event of Default shall have occurred and be continuing, the Agent shall, at the direction of the Requisite Lenders: (A) declare (1) the principal of, and accrued interest on, the Loans and the Notes at the time outstanding, (2) an amount equal to the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such other Event of Default and (3) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Agent under this Agreement, the Notes or any of the other Loan Documents to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower and (B) terminate the Commitments and the obligation of the Lenders to make Loans hereunder and the obligation of the Agent to issue Letters of Credit hereunder. Further, if the Agent has exercised any of the rights provided under the preceding sentence, the Swingline Lender shall: (x) declare the principal of, and accrued interest on, the Swingline Loans and the
         Swingline Note at the time outstanding, and all of the other Obligations owing to the Swingline Lender, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower and (y) terminate the Swingline Commitment and the obligation of the Swingline Lender to make Swingline Loans.

         (b) Loan Documents. The Requisite Lenders may direct the Agent to, and the Agent if so directed shall, exercise any and all of its rights under any and all of the other Loan Documents.

         (c) Applicable Law. The Requisite Lenders may direct the Agent to, and the Agent if so directed shall, exercise all other rights and remedies it may have under any Applicable Law.

         (d) Appointment of Receiver. To the extent permitted by Applicable Law, the Agent and the Lenders shall be entitled to the appointment of a receiver for the assets and properties of the Borrower and its Subsidiaries, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the business operations of the Borrower and its Subsidiaries and to exercise such power as the court shall confer upon such receiver.

Section 10.3.  Remedies Upon Default.

         Upon the occurrence of a Default specified in Sections 10.1.(f) or 10.1.(g), the Commitments shall immediately and automatically terminate.

Section 10.4.  Allocation of Proceeds.

         If an Event of Default shall have occurred and be continuing and maturity of any of the Obligations has been accelerated, all payments received by the Agent under any of the Loan Documents, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder or thereunder, shall be applied in the following order and priority:

                  (a) amounts due to the Agent and the Lenders in respect of fees and expenses due under Section 12.2.;

                  (b) payments of interest on Swingline Loans;

                  (c) payments of interest on all other Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders;

                  (d) payments of principal of Swingline Loans;

                  (e) payments of principal of all other Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders;

                  (f) amounts to be deposited into the Collateral Account in respect of Letters of Credit;

                  (g) amounts due the Agent and the Lenders pursuant to Sections
         11.7. and 12.9.;

                  (h) payments of all other amounts due and owing by the Borrower under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders; and

                  (i) any amount remaining after application as provided above, shall be paid to the Borrower or whomever else may be legally entitled thereto.

Section 10.5.  Collateral Account.

         (a) As collateral security for the prompt payment in full when due of all Letter of Credit Liabilities and the other Obligations, the Borrower hereby pledges and grants to the Agent, for the benefit of the Agent and the Lenders as provided herein, a security interest in all of its right, title and interest in and to the Collateral Account and the balances from time to time in the Collateral Account (including the investments and reinvestments therein provided for below). The balances from time to time in the Collateral Account shall not constitute payment of any Letter of Credit Liabilities until applied by the
Agent  as  provided   herein.   Anything  in  this

Agreement to the contrary notwithstanding, funds held in the Collateral Account shall be subject to withdrawal only as provided in this Section and in Section 2.14.

         (b) Amounts on deposit in the Collateral Account shall be invested and reinvested by the Agent in such Cash Equivalents as the Agent shall determine in its sole discretion. All such investments and reinvestments shall be held in the name of and be under the sole dominion and control of the Agent. The Agent shall exercise reasonable care in the custody and preservation of any funds held in the Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Agent accords other funds deposited with the Agent, it being understood that the Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Collateral Account.

         (c) If an Event of Default shall have occurred and be continuing, the Requisite Lenders may, in their discretion, at any time and from time to time, instruct the Agent to liquidate any such investments and reinvestments and credit the proceeds thereof to the Collateral Account and apply or cause to be applied such proceeds and any other balances in the Collateral Account to the payment of any of the Letter of Credit Liabilities due and payable.

         (d) If (i) no Default or Event of Default has occurred and is continuing and (ii) all of the Letter of Credit Liabilities have been paid in full, the Agent shall, from time to time, at the request of the Borrower, deliver to the Borrower, against receipt but without any recourse, warranty or representation whatsoever, such of the balances in the Collateral Account as exceed the aggregate amount of Letter of Credit Liabilities at such time.

         (e) The Borrower shall pay to the Agent from time to time such fees as the Agent normally charges for similar services in connection with the Agent's administration of the Collateral Account and investments and reinvestments of funds therein.

Section 10.6.  Performance by Agent.

         If the Borrower shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, the Agent may perform or attempt to perform such covenant, duty or agreement on behalf of the Borrower after the expiration of any cure or grace periods set forth herein. In such event, the Borrower shall, at the request of the Agent, promptly pay any amount reasonably expended by the Agent in such performance or attempted performance to the Agent, together with interest thereon at the applicable Post-Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, neither the Agent nor any Lender shall have any liability or responsibility whatsoever for the performance of any obligation of the Borrower under this Agreement or any other Loan Document.

Section 10.7.  Rights Cumulative.

         The rights and remedies of the Agent and the Lenders under this Agreement and each of the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Agent and the Lenders may be selective and no failure or delay by the Agent or any of the Lenders in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.


                              ARTICLE XI. THE AGENT

Section 11.1.  Authorization and Action.

         Each Lender hereby appoints and authorizes the Agent to take such action as contractual representative on such Lender's behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Not in limitation of the foregoing, each Lender authorizes and directs the Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Requisite Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Agent a trustee or fiduciary for any Lender nor to impose on the Agent duties or obligations other than those expressly provided for herein. At the request of a Lender, the Agent will forward to such Lender copies or, where appropriate, originals of the documents delivered to the Agent pursuant to this Agreement or the other Loan Documents. The Agent will also furnish to any Lender, upon the request of such Lender, a copy of any certificate or notice furnished to the Agent by the Borrower, any Loan Party or any other Affiliate of the Borrower, pursuant to this Agreement or any other Loan Document not already delivered to such Lender pursuant to the terms of this Agreement or any such other Loan Document. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Obligations), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or all of the Lenders if explicitly required under any other provision of this Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or Applicable Law. Not in limitation of the foregoing, the Agent shall not exercise any right or remedy it or the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders have so directed the Agent to exercise such right or remedy.

Section 11.2.  Agent's Reliance, Etc.

         Notwithstanding any other provisions of this Agreement or any other Loan Documents, neither the Agent nor any of its directors, officers, agents, employees or counsel shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (a) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent; (b) may consult with legal counsel (including its own counsel or counsel for the Borrower or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender or any other Person and shall not be responsible to any Lender or any other Person for any statements, warranties or representations made by any Person in or in connection with this Agreement or any other Loan Document; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of the Borrower or other Persons or inspect the property, books or records of the Borrower or any other Person; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral covered thereby or the perfection or priority of any Lien in favor of the Agent on behalf of the Lenders in any such collateral; and (f) shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone or telecopy) believed by it to be genuine and signed, sent or given by the proper party or parties.

Section 11.3.  Notice of Defaults.

         The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a "notice of default." If any Lender (excluding the Lender which is also serving as the Agent) becomes aware of any Default or Event of Default, it shall promptly send to the Agent such a "notice of default." Further, if the Agent receives such a "notice of default", the Agent shall give prompt notice thereof to the Lenders.

Section 11.4.  First Union as Lender.

         First Union, as a Lender, shall have the same rights and powers under this Agreement and any other Loan Document as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include First Union in each case in its individual capacity. First Union and its affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with, the Borrower, any other Loan Party or any other affiliate thereof as if it were any other bank and without any duty to account therefor to the other Lenders. Further, the Agent and any affiliate may accept fees and other consideration from the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the other Lenders.

Section 11.5.  Approvals of Lenders.

         All communications from the Agent to any Lender requesting such Lender's determination, consent, approval or disapproval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or issue as to which such determination, approval, consent or disapproval is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved, (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials and a summary of all oral information provided to the Agent by the Borrower in respect of the matter or issue to be resolved, and
(d) shall include the Agent's recommended course of action or determination in respect thereof. Each Lender shall reply promptly, but in any event within 10 Business Days (or such lesser or greater period as may be specifically required under the Loan Documents) of receipt of such communication. Except as otherwise provided in this Agreement and except with respect to items requiring the unanimous consent or approval of the Lenders under Section 12.6., unless a Lender shall give written notice to the Agent that it specifically objects to the recommendation or determination of the Agent (together with a written explanation of the reasons behind such objection) within the applicable time period for reply, such Lender shall be deemed to have conclusively approved of or consented to such recommendation or determination.

Section 11.6.  Lender Credit Decision, Etc.

         Each Lender expressly acknowledges and agrees that neither the Agent nor any of its officers, directors, employees, agents, counsel, attorneys-in-fact or other affiliates has made any representations or warranties as to the financial condition, operations, creditworthiness, solvency or other information concerning the business or affairs of the Borrower, any other Loan Party, any Subsidiary or any other Person to such Lender and that no act by the Agent hereafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any such representation or warranty by the Agent to any Lender. Each Lender acknowledges that it has, independently and without reliance upon the Agent, any other Lender or counsel to the Agent, or any of their respective officers, directors, employees and agents, and based on the financial statements of the Borrower, the Subsidiaries or any other Affiliate thereof, and inquiries of such Persons, its independent due diligence of the business and affairs of the Borrower, the Loan Parties, the Subsidiaries and other Persons, its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to enter into this Agreement and the transaction contemplated hereby. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, any other Lender or counsel to the Agent or any of their respective officers, directors, employees and agents, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent under this Agreement or any of the other Loan Documents, the Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower, any other Loan Party or any other Affiliate thereof which may come into possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or other Affiliates. Each Lender acknowledges that the Agent's legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Agent and is not acting as counsel to such Lender.

Section 11.7.  Indemnification of Agent.

         Each Lender agrees to indemnify the Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) pro rata in accordance with such Lender's respective Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent (in its capacity as Agent but not as a Lender) in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the Agent under the Loan Documents (collectively, "Indemnifiable Amounts"); provided, however, that no Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from the Agent's gross negligence or willful misconduct or if the Agent fails to follow the written direction of the Requisite Lenders unless such failure is pursuant to the reasonable advice of counsel of which the Lenders have received notice. Without limiting the generality of the foregoing but subject to the preceding proviso, each Lender agrees to reimburse the Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees of the counsel(s) of the Agent's own choosing) incurred by the Agent in connection with the preparation, negotiation, execution, or enforcement of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Agent to enforce the terms of the Loan Documents and/or collect any Obligations, any "lender liability" suit or claim brought against the Agent and/or the Lenders, and any claim or suit brought against the Agent and/or the Lenders arising under any Environmental Laws. Such out-of-pocket expenses (including counsel fees) shall be advanced by the Lenders on the request of the Agent notwithstanding any claim or assertion that the Agent is not entitled to indemnification hereunder upon receipt of an undertaking by the Agent that the Agent will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Agent is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder or under the other Loan Documents and the termination of this Agreement. If the Borrower shall reimburse the Agent for any Indemnifiable Amount following payment by any Lender to the Agent in respect of such Indemnifiable Amount pursuant to this Section, the Agent shall share such reimbursement on a ratable basis with each Lender making any such payment.

Section 11.8.  Successor Agent.

         The Agent may resign at any time as Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower. The Agent may be removed as Agent under the Loan Documents for good cause by all of the Lenders (other than the Lender then acting as the Agent) upon 30 days' prior notice. Upon any such resignation or removal, the Requisite Lenders (other than the Lender then acting as Agent, in the case of the removal of the Agent under the immediately preceding sentence) shall have the right to appoint a successor Agent which appointment shall, provided no Default or Event of Default shall have occurred and be continuing, be subject to the Borrower's approval, which approval shall not be unreasonably withheld or delayed (except that the Borrower shall, in all events, be deemed to have approved each Lender and its affiliates as a successor Agent). If no successor Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within 30 days after the resigning Agent's giving of notice of resignation or the Lenders' removal of the resigning Agent, then the resigning or removed Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be a commercial bank having total combined assets of at least $50,000,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any Agent's resignation or removal hereunder as Agent, the provisions of this Article XI. shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents.

Section 11.9.  Titled Agents.

         Each of the Titled Agents in each such respective capacity, assumes no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles of "Lead Arranger", "Co-Lead Arranger", "Syndication Agent" and "Documentation Agent" are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Agent, the Borrower or any Lender and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled.


                           ARTICLE XII. MISCELLANEOUS

Section 12.1.  Notices.

         Unless otherwise provided herein, communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered as follows:

         If to the Borrower:

                  HRPT Properties Trust
                  400 Centre Street
                  Newton, Massachusetts  02458
                  Attention:  Treasurer
                  Telecopy Number:   (617) 332-2261
                  Telephone Number:  (617) 332-3990

         If to the Agent:

                  First Union National Bank
                  One First Union Center, TW-6
                  Charlotte, North Carolina 28288-0166
                  Attention: Rex E. Rudy
                  Telecopy Number:    (704) 383-6205
                  Telephone Number:   (704) 383-6506

         If to a Lender:

                  To such Lender's address or telecopy number, as applicable, set forth on its signature page hereto or in the applicable Assignment and Acceptance Agreement.

or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section. All such notices and other communications shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; or (iii) if hand delivered, when delivered. Notwithstanding the immediately preceding sentence, all notices or communications to the Agent or any Lender under Article II. shall be effective only when actually received. Neither the Agent nor any Lender shall incur any liability to the Borrower (nor shall the Agent incur any liability to the Lenders) for acting upon any telephonic notice referred to in this Agreement which the Agent or such Lender, as the case may be, believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith hereunder.

Section 12.2.  Expenses.

         The Borrower agrees (a) to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including due diligence expenses and travel expenses relating to closing), and the consummation of the transactions contemplated thereby, including the reasonable fees and disbursements of counsel to the Agent, (b) to pay or reimburse the Agent and the Lenders for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents, including the reasonable fees and disbursements of their respective counsel (including the allocated fees and expenses of in-house counsel) and any payments in indemnification or otherwise payable by the Lenders to the Agent pursuant to the Loan Documents, (c) to pay, and indemnify and hold harmless the Agent and the Lenders from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure to pay or delay in paying, documentary, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of any of the Loan Documents, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, any Loan Document and (d) to the extent not already covered by any of the preceding subsections, to pay or reimburse the Agent and the Lenders for all their costs and expenses incurred in connection with any bankruptcy or other proceeding of the type described in Sections 10.1.(f) or 10.1.(g), including the reasonable fees and disbursements of counsel to the Agent and any Lender, whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding. If the Borrower shall fail to pay any amounts required to be paid by it pursuant to this Section, the Agent and/or the Lenders may pay such amounts on behalf of the Borrower and either deem the same to be Loans outstanding hereunder or otherwise Obligations owing hereunder.

Section 12.3.  Setoff.

         Subject to Section 3.3. and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Agent, each Lender and each Participant is hereby authorized by the Borrower, at any time or from time to time during the continuance of an Event of Default, without prior notice to the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender or Participant subject to receipt of the prior written consent of the Agent exercised in its sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Agent, such Lender or any affiliate of the Agent or such Lender, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by
Section 10.2., and although such obligations shall be contingent or unmatured. Promptly following any such set-off the Agent shall notify the Borrower thereof and of the application of such set-off, provided that the failure to give such notice shall not invalidate such set-off.

Section 12.4.  Litigation; Jurisdiction; Other Matters; Waivers.

         (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE BORROWER, THE AGENT OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE AGENT AND THE BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT, THE NOTES, OR ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE.

         (b) EACH OF THE BORROWER, THE AGENT AND EACH LENDER HEREBY AGREES THAT THE FEDERAL DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK OR, AT THE OPTION OF THE AGENT, ANY STATE COURT LOCATED IN NEW YORK, NEW YORK, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE BORROWER, THE AGENT OR ANY OF THE LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS

AGREEMENT, THE LOANS AND LETTERS OF CREDIT, THE NOTES OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM. THE BORROWER AND EACH OF THE LENDERS EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

         (c) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS, THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND THE TERMINATION OF THIS AGREEMENT.

Section 12.5.  Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Borrower may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of all Lenders and any such assignment or other transfer to which all of the Lenders have not so consented shall be null and void.

         (b) Any Lender may make, carry or transfer Loans at, to or for the account of any of its branch offices or the office of an affiliate of such Lender except to the extent such transfer would result in increased costs to the Borrower.

         (c) Any Lender may at any time grant to one or more banks or other financial institutions (each a "Participant") participating interests in its Commitment or the Obligations owing to such Lender; provided, however, (i) any such participating interest must be for a constant and not a varying percentage interest, (ii) no Lender may grant a participating interest in its Commitment, or if the Commitments have been terminated, the aggregate outstanding principal balance of Notes held by it, in an amount less than $5,000,000 and (iii) after giving effect to any such participation by a Lender, the amount of its
Commitment, or if the Commitments have been terminated, the aggregate outstanding principal balance of Notes held by it, in which it has not granted any participating interests must be equal to $5,000,000 and integral multiples of $1,000,000 in excess thereof. Except as otherwise provided in Section 12.3., no Participant shall have any rights or benefits under this Agreement or any other Loan Document. In the event of any such grant by a Lender of a participating interest to a Participant, such Lender shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided, however, such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase, or extend the term or extend the time or waive any requirement for the reduction or termination of, such Lender's Commitment, (ii) extend the date fixed for the payment of principal of or interest on the Loans or portions thereof owing to such Lender, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon or (v) release any Guarantor (except as otherwise permitted under Section 7.12.(b)). An assignment or other transfer which is not permitted by subsection (d) or (e) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (c). The selling Lender shall notify the Agent and the Borrower of the sale of any participation hereunder and, if requested by the Agent, certify to the Agent that such participation is permitted hereunder.

         (d) Any Lender may with the prior written consent of the Agent and, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower (which consent, in each case, shall not be unreasonably withheld), assign to one or more Eligible Assignees (each an "Assignee") all or a portion of its Commitment and its other rights and obligations under this Agreement and the Notes; provided, however, (i) no such consent by the Borrower shall be required in the case of any assignment to another Lender or any affiliate of such Lender or another Lender and no such consent by the Agent shall be required in the case of any assignment by a Lender to any affiliate of such Lender; (ii) any partial assignment shall be in an amount at least equal to $5,000,000 and integral multiples of $1,000,000 in excess thereof and after giving effect to such assignment the assigning Lender retains a Commitment, or if the Commitments have been terminated, holds Notes having an aggregate outstanding principal balance, of at least $5,000,000 and integral multiples of $1,000,000 in excess thereof; (iii) each such assignment shall be effected by means of an Assignment and Acceptance Agreement; and (iv) after giving effect to any such assignment by the Lender then acting as Agent, such Lender shall retain a Commitment greater than or equal to the lesser of (x) the Commitment of such Lender as of the Agreement Date (or the date such Lender first became a party to this Agreement ) or (y) the Commitment of any other Lender (other than any Lender whose Commitment has increased as a result of a merger or other combination with another Lender). Upon execution and delivery of such instrument and payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, such Assignee shall be deemed to be a Lender party to this Agreement as of the effective date of the Assignment and Acceptance Agreement and shall have all the rights and obligations of a Lender with a Commitment as set forth in such Assignment and Acceptance Agreement, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (d), the transferor Lender, the Agent and the Borrower shall make appropriate arrangements so that new Notes are issued to the Assignee and such transferor Lender, as appropriate. In connection with any such assignment, the transferor Lender shall pay to the Agent an administrative fee for processing such assignment in the amount of $3,500.

         (e) Any Lender (each, a "Designating Lender") may at any time while the Borrower has been assigned an Investment Grade Rating from either S&P or Moody's designate one Designated Lender to fund Bid Rate Loans on behalf of such Designating Lender subject to the terms of this subsection (e) and the provisions in the immediately preceding subsections (c) and (d) shall not apply to such designation. No Lender may designate more than one Designated Lender. The parties to each such designation shall execute and deliver to the Agent for its acceptance a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender, the Agent will accept such Designation Agreement and give prompt notice thereof to the Borrower, whereupon
(i) the Borrower shall execute and deliver to the Designating Lender a Designated Lender Note payable to the order of the Designated Lender, (ii) from and after the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right to make Bid Rate Loans on behalf of its Designating Lender pursuant to Section 2.2. after the Borrower has accepted a Bid Rate Loan (or portion thereof) of the Designating Lender, and (iii) the Designated Lender shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender shall be and remain obligated to the Borrower, the Agent and the Lenders for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to this Agreement, including, without limitation, any indemnification obligations under
Section 11.7. and any sums otherwise payable to the Borrower by the Designated Lender. Each Designating Lender shall serve as the administrative agent of the Designated Lender and shall on behalf of, and to the exclusion of, the Designated Lender: (i) receive any and all payments made for the benefit of the Designated Lender and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Lender as administrative agent for the Designated Lender and shall not be signed by the Designated Lender on its own behalf and shall be binding on the Designated Lender to the same extent as if signed by the Designated Lender on its own behalf. The Borrower, the Agent and the Lenders may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. No Designated Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than assignments to the Designating Lender which originally designated such Designated Lender. The Borrower, the Lenders and the Agent each hereby agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (x) one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender and (y) the Termination Date.

         (f) The Agent shall maintain at the Principal Office a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of each Lender from time to time (the "Register"). The Agent shall give each Lender and the Borrower notice of the assignment by any Lender of its rights as contemplated by this Section. The Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register and copies of each Assignment and Acceptance Agreement shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice to the Agent. Upon its receipt of an Assignment and Acceptance Agreement executed by an assigning Lender, together with each Note subject to such assignment, the Agent shall, if such Assignment and Acceptance Agreement has been completed and if the Agent receives the processing and recording fee described in subsection (d) above, (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.

         (g) In addition to the assignments and participations permitted under the foregoing provisions of this Section, any Lender may assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank, and such Loans and Notes shall be fully transferable as provided therein. No such assignment shall release the assigning Lender from its obligations hereunder.

         (h) A Lender may furnish any information concerning the Borrower, any other Loan Party or any of their respective Subsidiaries in the possession of such Lender from time to time to Assignees and Participants (including prospective Assignees and Participants) subject to compliance with Section 12.8.

         (i) Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to the Borrower, any other Loan Party or any of their respective Affiliates or Subsidiaries.

         (j) Each Lender agrees that, without the prior written consent of the Borrower and the Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan or Note under the Securities Act or any other securities laws of the United States of America or of any other jurisdiction.

Section 12.6.  Amendments.

         Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement or any other Loan Document to be given by the Lenders may be given, and any term of this Agreement or of any other Loan Document may be amended, and the performance or observance by the Borrower or any other Loan Party or any Subsidiary of any terms of this Agreement or such other Loan Document or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders

(and, in the case of an amendment to any Loan Document, the written consent of the Borrower). Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing, and signed by all of the Lenders (or the Agent at the written direction of the Lenders), do any of the following: (i) increase the Commitments of the Lenders (except as contemplated by Section 2.16.) or subject the Lenders to any additional obligations; (ii) reduce the principal of, or interest rates that have accrued or that will be charged on the outstanding principal amount of, any Loans or Fees or other Obligations; (iii) reduce the amount of any Fees payable hereunder; (iv) postpone any date fixed for any payment of any principal of, or interest on, any Loans or any other Obligations, or extend the expiration date of any Letter of Credit beyond the Termination Date; (v) change the Commitment Percentages (except as a result of any increase in the aggregate amount of the Commitments contemplated by Section 2.16., 3.11.(b) or 4.5.) or amend or otherwise modify the provisions of Section 3.2.;
(vi) amend Section 9.1.(e) or waive any Default or Event of Default occurring under Section 10.1.(c) resulting from a violation of such Section; (vii) amend the definition of "Unencumbered Asset Value" (or any of the definitions used in such definition or the percentages or rates used in the calculation thereof);
(viii) modify the definition of the term "Requisite Lenders" or, except as otherwise provided in the immediately following clause (x), modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof, including without limitation, any modification of this Section if such modification would have such effect; (ix) release any Guarantor from its obligations under the Guaranty (except as otherwise permitted under Section 7.12.(b)); or (x) amend or otherwise modify the provisions of Section 2.15.(a). In addition, no amendment, waiver or consent shall, unless in writing, and signed by the Supermajority Lenders (or the Agent at the written direction of the Supermajority Lenders), do any of the following: (x) amend or otherwise modify the provisions of, or waive any Event of Default occurring under, Section 10.1.(m) or (y) modify the definition of the term "Supermajority Lenders". Further, no amendment, waiver or consent unless in writing and signed by the Agent, in addition to the Lenders required hereinabove to take such action, shall affect the rights or duties of the Agent under this Agreement or any of the other Loan Documents. Any amendment, waiver or consent relating to Section
2.3. or the obligations of the Swingline Lender under this Agreement or any other Loan Document shall, in addition to the Lenders required hereinabove to take such action, require the written consent of the Swingline Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Borrower shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

Section 12.7.  Nonliability of Agent and Lenders.

         The relationship between the Borrower and the Lenders and the Agent shall be solely that of borrower and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to the Borrower and no provision in this Agreement or in any of the other Loan Documents, and no course of dealing between or among any of the parties hereto, shall be deemed to create any fiduciary duty owing by the Agent or any Lender to any Lender, the Borrower, any Subsidiary or any other Loan Party. Neither the Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

Section 12.8.  Confidentiality.

         Except as otherwise provided by Applicable Law, the Agent and each Lender shall utilize all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential or proprietary by the Borrower in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to any of their respective affiliates (provided they shall agree to keep such information confidential in accordance with the terms of this Section); (b) as reasonably requested by any bona fide Assignee, Participant or other transferee in connection with the contemplated transfer of any Commitment or participations therein as permitted hereunder (provided they shall agree to keep such information confidential in accordance with the terms of this Section); (c) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal proceedings; (d) to the Agent's or such Lender's independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) after the happening and during the continuance of an Event of Default, to any other Person, in connection with the exercise by the Agent or the Lenders of rights hereunder or under any of the other Loan Documents; and
(f) to the extent such information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Agent or any Lender on a nonconfidential basis from a source other than the Borrower or any Affiliate.

Section 12.9.  Indemnification.

         (a) The Borrower shall and hereby agrees to indemnify, defend and hold harmless the Agent, any affiliate of the Agent and each of the Lenders and their respective directors, officers, shareholders, agents, employees and counsel (each referred to herein as an "Indemnified Party") from and against any and all losses, costs, claims, damages, liabilities, deficiencies, judgments or expenses of every kind and nature (including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any litigation, investigation, claim or proceeding or any advice rendered in connection therewith, but excluding losses, costs, claims, damages, liabilities, deficiencies, judgments or expenses indemnification in respect of which is specifically covered by Section 3.12. or 4.1. or expressly excluded from the coverage of such Sections) incurred by an Indemnified Party in connection with, arising out of, or by reason of, any suit, cause of action, claim, arbitration, investigation or settlement, consent decree or other proceeding (the foregoing referred to herein as an "Indemnity Proceeding") which is in any way related directly or indirectly to: (i) this Agreement or any other Loan Document or the transactions contemplated thereby; (ii) the making of any Loans or issuance of Letters of Credit hereunder; (iii) any actual or proposed use by the Borrower of the proceeds of the Loans or Letters of Credit; (iv) the Agent's or any Lender's entering into this Agreement; (v) the fact that the Agent and the Lenders have established the credit facility evidenced hereby in favor of the Borrower; (vi) the fact that the Agent and the Lenders are creditors of the Borrower and have or are alleged to have information regarding the financial condition, strategic plans or business operations of the Borrower and the Subsidiaries; (vii) the fact that the Agent and the Lenders are material creditors of the Borrower and are alleged to influence directly or indirectly the business decisions or affairs of the Borrower and the Subsidiaries or their financial condition; (viii) the exercise of any right or remedy the Agent or the Lenders may have under this Agreement or the other Loan Documents; provided, however, that the Borrower shall not be obligated to indemnify any Indemnified Party for any acts or omissions of such Indemnified Party in connection with matters described in this clause (viii) that constitute gross negligence or willful misconduct; or (ix) any violation or non-compliance by the Borrower or any Subsidiary of any Applicable Law (including any Environmental Law) including, but not limited to, any Indemnity Proceeding commenced by (A) the Internal Revenue Service or state taxing authority or (B) any Governmental Authority or other Person under any Environmental Law, including any Indemnity Proceeding commenced by a Governmental Authority or other Person seeking remedial or other action to cause the Borrower or its Subsidiaries (or its respective properties) (or the Agent and/or the Lenders as successors to the Borrower) to be in compliance with such Environmental Laws.

         (b) The Borrower's indemnification obligations under this Section shall apply to all Indemnity Proceedings arising out of, or related to, the foregoing whether or not an Indemnified Party is a named party in such Indemnity
Proceeding. In this connection, this indemnification shall cover all costs and expenses of any Indemnified Party in connection with any deposition of any Indemnified Party or compliance with any subpoena (including any subpoena requesting the production of documents). This indemnification shall, among other things, apply to any Indemnity Proceeding commenced by other creditors of the Borrower or any Subsidiary, any shareholder of the Borrower or any Subsidiary (whether such shareholder(s) are prosecuting such Indemnity Proceeding in their individual capacity or derivatively on behalf of the Borrower), any account debtor of the Borrower or any Subsidiary or by any Governmental Authority.

         (c) This indemnification shall apply to any Indemnity Proceeding arising during the pendency of any bankruptcy proceeding filed by or against the Borrower and/or any Subsidiary.

         (d) All out-of-pocket fees and expenses of, and all amounts paid to third-persons by, an Indemnified Party shall be advanced by the Borrower at the request of such Indemnified Party notwithstanding any claim or assertion by the Borrower that such Indemnified Party is not entitled to indemnification hereunder upon receipt of an undertaking by such Indemnified Party that such Indemnified Party will reimburse the Borrower if it is actually and finally determined by a court of competent jurisdiction that such Indemnified Party is not so entitled to indemnification hereunder.

         (e) An Indemnified Party may conduct its own investigation and defense of, and may formulate its own strategy with respect to, any Indemnified Proceeding covered by this Section and, as provided above, all costs and expenses incurred by such Indemnified Party shall be reimbursed by the Borrower. No action taken by legal counsel chosen by an Indemnified Party in investigating or defending against any such Indemnified Proceeding shall vitiate or in any way impair the obligations and duties of the Borrower hereunder to indemnify and hold harmless each such Indemnified Party; provided, however, that (i) if the Borrower is required to indemnify an Indemnified Party pursuant hereto and (ii) the Borrower has provided evidence reasonably satisfactory to such Indemnified Party that the Borrower has the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such Indemnified Proceeding, such Indemnified Party shall not settle or compromise any such Indemnified Proceeding without the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed).

         (f) If and to the extent that the obligations of the Borrower hereunder are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law.

         (g) The Borrower's obligations hereunder shall survive any termination of this Agreement and the other Loan Documents and the payment in full in cash of the Obligations, and are in addition to, and not in substitution of, any other of their obligations set forth in this Agreement or any other Loan Document to which it is a party.

Section 12.10.  Termination; Survival.

         At such time as (a) all of the Commitments have been terminated, (b) all Letters of Credit have terminated, (c) none of the Lenders nor the Swingline Lender is obligated any longer under this Agreement to make any Loans and (d) all Obligations (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full, this Agreement shall terminate. The indemnities to which the Agent, the Lenders and the Swingline Lender are entitled under the provisions of Sections 3.12., 4.1., 4.4., 11.7.,
12.2. and 12.9. and any other provision of this Agreement and the other Loan Documents, and the provisions of Section 12.4., shall continue in full force and effect and shall protect the Agent, the Lenders and the Swingline Lender (i) notwithstanding any termination of this Agreement, or of the other Loan Documents, against events arising after such termination as well as before and
(ii) at all times after any such party ceases to be a party to this Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Agreement.

Section 12.11.  Severability of Provisions.

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 12.12.  GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 12.13.  Counterparts.

         This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

Section 12.14.  Obligations with Respect to Loan Parties.

         The obligations of the Borrower to direct or prohibit the taking of certain actions by the other Loan Parties as specified herein shall be absolute and not subject to any defense the Borrower may have that the Borrower does not control such Loan Parties.

Section 12.15.  Limitation of Liability.

         Neither the Agent nor any Lender, nor any affiliate, officer, director, employee, attorney, or agent of the Agent or any Lender shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower hereby waives, releases, and agrees not to sue the Agent or any Lender or any of the Agent's or any Lender's affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or financed hereby.

Section 12.16.  Entire Agreement.

         This Agreement, the Notes, and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

Section 12.17.  Construction.

         The Agent, the Borrower and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Agent, the Borrower and each Lender.

SECTION 12.18.  LIABILITY OF TRUSTEES, ETC.

         THE PARTIES HERETO ACKNOWLEDGE AND AGREE AS FOLLOWS:

         THE  AMENDED  AND  RESTATED   DECLARATION  OF  TRUST  ESTABLISHING  THE
BORROWER, DATED JULY 1, 1994, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE

OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT THE NAME "HRPT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE BORROWER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE BORROWER. ALL PERSONS DEALING WITH THE BORROWER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE BORROWER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION. THE PROVISIONS OF THIS SECTION SHALL NOT LIMIT ANY OBLIGATIONS OF ANY LOAN PARTY OTHER THAN THE BORROWER.




                         [Signatures on Following Pages]

         IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

                                  Borrower:

                                  HRPT Properties Trust


                                  By:  /s/ John C. Popeo
                                       Name:  John C. Popeo
                                       Title: Treasurer, Secretary, CFO


                                  Attest:  /s/ Jennifer B. Clark
                                       Name:  Jennifer B. Clark
                                       Title: Senior Vice President/Assistant
                                              Secretary


















                       [Signatures Continued on Next Page]

                 [Signature Page to Credit Agreement dated as of
                   April 30, 2001 with HRPT Properties Trust]


                             First Union National Bank, as Agent, as a Lender
                              and as Swingline Lender


                             By:  /s/ Rex E. Rudy
                                  Name:  Rex E. Rudy
                                  Title:  Vice President

                             Commitment Amount:

                             $70,000,000


                             Lending Office (all Types of Loans):

                             First Union National Bank
                             REIT Banking Group
                             One First Union Center, NC5604
                             301 South College Street
                             Charlotte, North Carolina  28288
                             Attn:  Rex E. Rudy
                             Telecopier:       (704) 383-6205
                             Telephone:        (704) 383-6506













                       [Signatures Continued on Next Page]

                 [Signature Page to Credit Agreement dated as of
                   April 30, 2001 with HRPT Properties Trust]


                             FLEET NATIONAL BANK


                             By: /s/ James B. McLaughlin
                                 Name: James B. McLaughlin
                                 Title: Director

                              Commitment Amount:

                              $63,000,000


                              Lending Office (all Types of Loans):

                              Fleet National Bank
                              100 Federal Street
                              MA DE 10009A
                              Boston, MA 02110
                              Attn: James B. McLaughlin
                              Telecopier:       617.434.0645
                              Telephone:        617.434.1448




















                       [Signatures Continued on Next Page]

                 [Signature Page to Credit Agreement dated as of
                   April 30, 2001 with HRPT Properties Trust]


                             WELLS FARGO BANK, NATIONAL ASSOCIATION


                             By:  /s/ Douglas S. Novitch
                                  Name: Douglas S. Novitch
                                  Title: Vice President

                             Commitment Amount:

                             $60,000,000


                             Lending Office (all Types of Loans):

                             Wells Fargo Bank, National Association
                             121 High Street, 5th Floor
                             Boston, MA  02110
                             Attn:  Douglas S. Novitch
                             Telecopier:       617-772-9337
                             Telephone:        617-574-6307











                       [Signatures Continued on Next Page]

                 [Signature Page to Credit Agreement dated as of
                   April 30, 2001 with HRPT Properties Trust]


                  COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES


                  By:  /s/ Christian Berry              /s/ David Buettner
                       Name: Christian Berry            David Buettner
                       Title: Assistant Vice President  Assistant Vice President

                  Commitment Amount:

                  $60,000,000


                  Lending Office (all Types of Loans):

                  Commerzbank AG, New York Branch
                  2 World Financial Center
                  New York, New York  10281
                  Attn:  Douglas P. Traynor
                  Telecopier:       212-266-7565
                  Telephone:        212-266-7569












                       [Signatures Continued on Next Page]

                 [Signature Page to Credit Agreement dated as of
                   April 30, 2001 with HRPT Properties Trust]


                              THE BANK OF NEW YORK


                              By:  /s/ David V. Fowler
                                   Name:  David V. Fowler
                                   Title:  Vice President

                              Commitment Amount:

                              $35,000,000


                              Lending Office (all Types of Loans):

                              The Bank of New York
                              One Wall Street, 21st Floor
                              New York, New York  10286
                              Attn:  David V. Fowler
                              Telecopier:       212-809-9526
                              Telephone:        212-635-8113












                       [Signatures Continued on Next Page]

                 [Signature Page to Credit Agreement dated as of
                   April 30, 2001 with HRPT Properties Trust]


                             AMSOUTH BANK


                             By:  /s/ Katherine M. Allen
                                  Name: Katherine M. Allen
                                  Title: Vice President

                             Commitment Amount:

                             $25,000,000


                             Lending Office (all Types of Loans):

                             AmSouth Bank
                             1900 5th Avenue North, 9th Floor
                             Birmingham, AL  35203
                             Attn:  Crystal Cassels
                             Telecopier:       205-326-4075
                             Telephone:        205-801-0622




















                       [Signatures Continued on Next Page]

                 [Signature Page to Credit Agreement dated as of
                   April 30, 2001 with HRPT Properties Trust]


                             CITIZENS BANK OF MASSACHUSETTS


                             By:  /s/ Daniel R. Ouellette
                                  Name:  Daniel R. Ouellette
                                  Title:  Senior Vice President

                             Commitment Amount:

                             $25,000,000


                             Lending Office (all Types of Loans):

                             Citizens Bank
                             28 State Street, 14th Floor
                             Boston, Massachusetts 02109
                             Attn: Daniel R. Ouellette
                             Telecopier:       617-725-5695
                             Telephone:        617-725-5602













                       [Signatures Continued on Next Page]

                 [Signature Page to Credit Agreement dated as of
                   April 30, 2001 with HRPT Properties Trust]


                                            SUNTRUST BANK


                             By:  /s/ Blake K. Thompson
                                  Name: Blake K. Thompson
                                  Title: Vice President

                             Commitment Amount:

                             $20,000,000


                             Lending Office (all Types of Loans):

                             SunTrust Bank
                             8245 Boone Blvd
                             Suite 820
                             Vienna VA  22182
                             Attn:  Glenda Charles
                             Telecopier:       703-902-9245/9190
                             Telephone:        703-902-9183






                       [Signatures Continued on Next Page]

                 [Signature Page to Credit Agreement dated as of
                   April 30, 2001 with HRPT Properties Trust]


                             THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND


                             By:  /s/ Niamh O'Flynn
                                  Name:  Niamh O'Flynn
                                  Title:  Manager

                             By:  /s/Kieran Rockett
                                  Name:  Kieran Rockett
                                  Title:  Authorised Signatory

                             Commitment Amount:

                             $15,000,000


                             Lending Office (all Types of Loans):

                             The Governor and Company of the Bank of Ireland LaTouche House
                             International Financial Services Centre
                             Dublin 1, Ireland
                             Attn:  Niamh O'Flynn
                             Telecopier:       011-353-1-8290129
                             Telephone:        011-353-1-6093491










                       [Signatures Continued on Next Page]

                 [Signature Page to Credit Agreement dated as of
                   April 30, 2001 with HRPT Properties Trust]


                             CHEVY CHASE BANK


                             By:  /s/ Eric A. Lawrence
                                  Name:  Eric A. Lawrence
                                  Title:  Vice President

                             Commitment Amount:

                             $15,000,000


                             Lending Office (all Types of Loans):

                             Chevy Chase Bank
                             8401 Connecticut Avenue
                             Chevy Chase MD  20815
                             Attn:  Eric A. Lawrence
                             Telecopier:       301-986-7516
                             Telephone:        301-986-7216











                       [Signatures Continued on Next Page]

                 [Signature Page to Credit Agreement dated as of
                   April 30, 2001 with HRPT Properties Trust]


                             EASTERN BANK


                             By:  /s/ Richard C. Muraida
                                  Name: Richard C. Muraida
                                  Title: Vice President

                             Commitment Amount:

                             $12,000,000


                             Lending Office (all Types of Loans):

                             Eastern Bank
                             53 State Street, 13th Floor
                             Boston MA  02109
                             Attn:  Richard Muraida
                             Telecopier:       617-263-2522
                             Telephone:        617-263-2458





                       [Signatures Continued on Next Page]

                 [Signature Page to Credit Agreement dated as of
                   April 30, 2001 with HRPT Properties Trust]


                             NATIONAL BANK OF EGYPT, NEW YORK BRANCH


                             By:  /s/ Carmelo L. Foti
                                  Name: Carmelo L. Foti
                                  Title: Vice President


                             By:  /s/ Rami El-Rifai
                                  Name: Rami El-Rifai
                                  Title: Assistant Vice President

                             Commitment Amount:

                             $10,000,000


                             Lending Office (all Types of Loans):

                             Nation Bank of Egypt
                             New York Branch
                             40 East 52nd Street
                             New York, New York 10022
                             Attn: Vernon Hatton
                             Telecopier:       212-755-6944
                             Telephone:        212-326-8000













                       [Signatures Continued on Next Page]

                 [Signature Page to Credit Agreement dated as of
                   April 30, 2001 with HRPT Properties Trust]


                             RZB FINANCE LLC


                             By:  /s/John A. Valiska
                                  Name:  John A. Valiska
                                  Title:  Vice President


                             By:  /s/ Pearl Geffers
                                  Name:  Pearl Geffers
                                  Title:  Firs Vice President

                             Commitment Amount:

                             $10,000,000


                             Lending Office (all Types of Loans):

                             RZB Finance LLC
                             1133 Avenue of the Americas - 16th Floor
                             New York, New York 10030
                             Attn: Peter Siggia
                             Telecopier:       (212) 391-9670
                             Telephone:        (212) 845-8340















                       [Signatures Continued on Next Page]

                 [Signature Page to Credit Agreement dated as of
                   April 30, 2001 with HRPT Properties Trust]


                             BANK LEUMI USA


                             By:  /s/ Charles C. D'Amico
                                  Name: Charles C. D'Amico
                                  Title: Vice President

                             Commitment Amount:

                             $5,000,000


                             Lending Office (all Types of Loans):

                             Bank Leumi USA
                             562 Fifth Avenue
                             New York NY  10036
                             Attn:  Charles C. D'Amico
                             Telecopier:       212-626-1239
                             Telephone:        212-626-1220

                                 SCHEDULE 1.1(A)

                              List of Loan Parties

1735 Market Street Properties Trust
Causeway Holdings, Inc.
Health and Retirement Properties International, Inc.
Hub Acquisition Trust
Hub LA Properties Trust
Hub Management, Inc.
Hub Properties Trust
Hub Realty College Park I, LLC
Hub Realty College Park, Inc.
Hub Realty Funding, Inc.
Hub Realty Golden, Inc.
Hub Realty Kansas City, Inc.
Hub RI Properties Trust
Hub Woodmont Investment Trust
Hub Woodmont Limited Liability Company
Indemnity Collection Corporation
Nine Penn Center Properties Trust
Research Park Properties Trust
Rosedale Properties Trust
HRPT Medical Buildings Realty Trust
47 Harvard Street Real Estate Trust
145 University Avenue Realty Trust
MOB Realty Trust
4 Maguire Road Realty Trust
Putnam Place Realty Trust
Hub MA Realty Trust
Hub LA Limited Partnership
Nine Penn Center Associates, L.P.

                                 SCHEDULE 6.1(b)

                               Ownership Structure

Part I (Subsidiaries)

Causeway Holdings, Inc. - (Massachusetts)
         HRPT Properties Trust owns 100 shares of common stock, $.01 par value, representing 100% ownership.


Health and Retirement Properties International, Inc. - (Delaware)
         HRPT Properties Trust owns 100 shares of common stock, $.01 par value, representing 100% ownership.


Hub Realty Golden, Inc. - (Delaware)
         Hub Acquisition Trust owns 1 share of common stock, $.01 par value, representing 100% ownership.


Hub Realty Kansas City, Inc. - (Delaware)
         Hub Acquisition Trust owns 1 share of common stock, $.01 par value, representing 100% ownership.


Hub RI Properties Trust - (Maryland)
         HRPT Properties Trust owns 1,000 shares of beneficial interest, $.01 par value, representing 100% ownership.


Hub Woodmont Investment Trust - (Maryland)
         Hub Properties Trust owns 100 shares of beneficial interest, $.01 par value, representing 100% ownership interest.


Hub Woodmont Limited Liability Company - (Delaware)
         Hub Woodmont Investment Trust - $9,000,000 capital account - 99% ownership Blackridge Woodmont LLC - $320,500 capital account - 1% ownership


Indemnity Collection Corporation - (Delaware)
         HRPT Properties Trust owns 100 shares of common stock, $.01 par value, representing 100% ownership.

Rosedale Properties Trust - (Maryland)
         Hub Properties Trust owns 1,000 shares of beneficial interest, $.01 par value, representing 100% ownership.


47 Harvard Street Real Estate Trust  (Nominee Trust - Massachusetts)
         Hub Properties Trust is the 100% beneficiary.


145 University Avenue Realty Trust  (Nominee Trust - Massachusetts)
         Hub Properties Trust is the 100% beneficiary.


4 Maguire Road Realty Trust  (Nominee Trust - Massachusetts)
         Hub Properties Trust is the 100% beneficiary.


Putnam Place Realty Trust (Nominee Trust - Massachusetts)
         Hub Properties Trust is the 100% beneficiary.


Hub MA Realty Trust (Nominee Trust - Massachusetts)
         Hub Properties Trust is the 100% beneficiary.


Hub Realty College Park I, LLC - (Maryland)
         Hub Management, Inc. - 50% membership interest.
         Hub Realty College Park, Inc. - 50% membership interest.


Hub Management, Inc. - (Delaware)
         Hub Acquisition Trust owns 1,000 shares of common stock, $.01 par value, representing 100% ownership.


Hub Realty College Park, Inc. - (Delaware)
         Hub Acquisition Trust owns 1 share of common stock, $.01 par value, representing 100% ownership.


Material Subsidiaries

1735 Market Street Properties Trust - (Maryland)
         Hub Properties Trust owns 100 shares of beneficial interest, $.01 par value, representing 100% ownership.

Hub Acquisition Trust  - (Maryland)
         HRPT Properties Trust owns 1,000 shares of beneficial interest, $.01 par value, representing 100% ownership.


Hub LA Properties Trust - (Maryland)
         Hub Properties Trust owns 1,000 shares of beneficial interest, $.01 par value, representing 100% ownership.


Hub Properties Trust - (Maryland)
         HRPT Properties Trust owns 1,000 shares of beneficial interest, $.01 par value, representing 100% ownership.


Hub Realty Funding, Inc.- (Delaware)
         Hub Acquisition Trust owns 1 share of common stock, $.01 par value, representing 100% ownership.


Nine Penn Center Properties Trust - (Maryland)
         Hub Properties Trust owns 100 shares of beneficial interest, $.01 par value, representing 100% ownership.


Research Park Properties Trust - (Maryland)
         HRPT Properties Trust owns 100 shares of beneficial interest, $.01 par value, representing 100% ownership.


HRPT Medical Buildings Realty Trust (Nominee Trust - Massachusetts)
         Hub Properties Trust is the 100% beneficiary.


MOB Realty Trust (Nominee Trust - Massachusetts)
         Hub Properties Trust is the 100% beneficiary.


Hub LA Limited Partnership (98%) - (Delaware)
         Hub Properties Trust - 98% ownership interest
         Hub LA Properties Trust - 1% ownership interest
         Medical Office Buildings Limited - 1% ownership interest

Nine Penn Center Associates, L.P. - (Pennsylvania)
         Hub Properties Trust - 88% ownership interest.
         Nine Penn Center Properties Trust - 1% ownership interest. Transportation Associates - 11% ownership interest.


Excluded Subsidiaries

Rosedale Properties, Inc. - (Delaware)
         Rosedale Properties Trust owns 100 shares of common stock, $.01 par value, representing 100% ownership.


Quarry Lake Properties Trust - (Maryland)
         Hub Properties Trust owns 1,000 common shares of beneficial interest, $.01 par value, representing 100% ownership.


Hub Realty Richland, Inc. - (Delaware)
         Hub Acquisition Trust owns 1 share of common stock, $.01 par value, representing 100% ownership.


Hub Realty Buffalo, Inc. - (Delaware)
         Hub Acquisition Trust owns 1 share of common stock, $.01 par value, representing 100% ownership.


Rosedale Properties Limited Liability Company - (Delaware)
         Hub Properties Trust - 99%
         Rosedale Properties, Inc. - 1%


Park San Antonio Properties Trust - (Maryland)
         Hub Properties Trust owns 1,000 shares of beneficial interest, $.01 par value, representing 100% ownership.


Cedars LA LLC - (Delaware)
         Hub LA Limited Partnership - 100% ownership interest


SP Holding Property Trust - (Maryland)
         Hub Properties Trust - 100%

Franklin Plaza Property Trust - (Maryland)
         SP Holding Property Trust - 100%


Lakewood Property Trust - (Maryland)
         SP Holding Property Trust - 100% ownership interest


Herald Square LLC - (Delaware)
         SP Holding Property Trust - 100% ownership interest


Indiana Avenue LLC - (Delaware)
         SP Holding Property Trust - 100% ownership interest


Bridgepoint Property Trust - (Maryland)
         SP Holding Property Trust - 100% ownership interest


1600 Market Street Property Trust - (Maryland)
         SP Holding Property Trust - 100% ownership interest


Rosedale Corporate Plaza Condominium, Inc. - (Minnesota)
         Rosedale Properties LLC owns 5 condo units representing 89% ownership. Servico Roseville, Inc. owns 1 condo unit representing 11% ownership.]


Part II (Unconsolidated Affiliates)


                                 SCHEDULE 6.1(f)

                           Title To Properties; Liens

Part I (Real Property)


            Owner                                     Property                              City                  State
            -----                                     --------                              ----                  -----
Hub Acquisition Trust                         4560 Viewridge Avenue                     San Diego                    CA
Hub Acquisition Trust                         55 North Robinson                         Oklahoma City                OK
Hub Acquisition Trust                         2029 Stonewall Jackson Dr.                Falling Waters               WV
Hub Acquisition Trust                         5051 Rodeo Road                           Los Angeles                  CA
Hub Acquisition Trust                         330 Second Avenue                         Minneapolis                  MN
Hub Acquisition Trust                         701 Clay Street                           Waco                         TX
Hub Acquisition Trust                         4181 Ruffin Road                          San Diego                    CA
Hub Realty Buffalo, Inc.                      130-138 Delaware Avenue                   Buffalo                      NY
Hub Realty Golden, Inc.                       16194 West 45th Street                    Golden                       CO
Hub Realty College Park I,                    4700 River Road                           Riverdale                    MD
   LLC
Hub Realty Kansas City, Inc.                  4241 N.E. 34th Street                     Kansas City                  MO
Hub Realty Funding, Inc.                      25 Twelfth Street                         Petersburg                   AK
Hub Realty Funding, Inc.                      711 14th Avenue                           Safford                      AZ
Hub Realty Funding, Inc.                      220 E. Bryan Street                       Savannah                     GA
Hub Realty Funding, Inc.                      435 Montano Boulevard                     Albuquerque                  NM
Hub Realty Funding, Inc.                      9797 Aero Drive                           San Diego                    CA
Hub Realty Funding, Inc.                      5353 North Yellowstone Dr.                Cheyenne                     WY
Hub Realty Funding, Inc.                      1474 Rodeo Road                           Sante Fe                     NM
Hub Realty Funding, Inc.                      820 West Diamond Avenue                   Gaithersburg                 MD
Hub Realty Funding, Inc.                      20400 Century Boulevard                   Germantown                   MD
Hub Realty Funding, Inc.                      6710 Oxon Hill Drive                      Oxon Hill                    MD
Hub Realty Funding, Inc.                      5600 Columbia Pike                        Falls Church                 VA
Hub Realty Funding, Inc.                      20 Massachusetts Avenue                   Washington                   DC
Hub Realty Funding, Inc.                      625 Indiana Avenue                        Washington                   DC
Hub Realty Funding, Inc.                      400 State Avenue                          Kansas City                  KS
Hub Realty Funding, Inc.                      201 Indianola Avenue                      Phoenix                      AZ
Hub Realty Funding, Inc.                      3285 E. Hemisphere Loop                   Tucson                       AZ
Hub Realty Richland, Inc.                     2420 & 2430 Stevens Ctr Pl                Richland                     WA
Causeway Holdings, Inc.                       251 Causeway Street                       Boston                       MA
Hub Woodmont Limited                          1401 Rockville Pike-Wdmt                  Rockville                    MD
   Liability Company
Cedars LA LLC                                 8631 West Third Avenue                    Los Angeles                  CA
                                                 (2 buildings)
Lakewood Property Trust                       7600 Capital of Texas                     Austin                       TX
                                                 Highway



            Owner                                     Property                              City                  State
            -----                                     --------                              ----                  -----

Hub RI Properties Trust                       701 George Washington Hw                  Lincoln                      RI
Park San Antonio Properties                   812 San Antonio Park                      Austin                       TX
   Trust
Research Park Properties                      Research Park                             Austin                       TX
   Trust                                         (includes Solectron Expan.)
Research Park Properties                      Research Park - Phase II                  Austin                       TX
   Trust
Research Park Properties                      Research Park - Land                      Austin                       TX
   Trust
Rosedale Properties Limited                   2665 Long Lake Road                       Roseville                    MN
   Liability Company
Hub Properties Trust                          1145 19th Street NW                       Washington                   DC
Hub Properties Trust                          One Franklin Plaza                        Philadelphia                 PA
Hub Properties Trust                          1250 H. Street N.W.                       Washington                   DC
Hub Properties Trust                          4001 Fair Ridge Drive                     Fairfax                      VA
Hub Properties Trust                          3030, 3040 and 3050                       San Diego                    CA
                                                 Sci Pk. Rd.
Hub Properties Trust                          5555, 5601, 5626 and                      San Diego                    CA
                                              5627 Oberlin Drive
Hub Properties Trust                          443 Gulph Road                            King of Prussia              PA
Hub Properties Trust                          1035 Virginia Drive                       Ft. Washington               PA
Hub Properties Trust                          515 Penn Ave.                             Ft. Washington               PA
Hub Properties Trust                          525 Virginia Drive                        Ft. Washington               PA
Hub Properties Trust                          723 Drescher Road                         Horsham                      PA
Hub Properties Trust                          830 E. Potomac Circle                     Aurora                       CO
Hub Properties Trust                          100 South Charles St.,                    Baltimore                    MD
                                                 Tower II
Hub Properties Trust                          710 North Euclid,                         Anaheim                      CA
                                                 Bldg. 1 of 3
Hub Properties Trust                          1085 North Harbor,                        Anaheim                      CA
                                                 Bldg. 3 of 3
Hub Properties Trust                          2141 K St., N.W.                          Washington                   DC
Hub Properties Trust                          3043 Walton Road                          Plymouth Meeting             PA
Hub Properties Trust                          475 Virginia Drive                        Ft. Washington               PA
Hub Properties Trust                          6937 NIH - Founders Bldg.                 Austin                       TX
Hub Properties Trust                          216 Mall Boulevard                        King of Prussia              PA
Hub Properties Trust                          210 Mall Boulevard                        King of Prussia              PA
Hub Properties Trust                          1911 Mills Avenue                         Orlando                      FL
Hub Properties Trust                          1825 Mills Avenue                         Orlando                      FL
Hub Properties Trust                          1925 N. Mills Avenue                      Orlando                      FL
Hub Properties Trust                          5750 Centre Avenue                        Pittsburgh                   PA
Hub Properties Trust                          1305 Corp. Ctr. Dr.-I/Shop                Eagan                        MN



            Owner                                     Property                              City                  State
            -----                                     --------                              ----                  -----
Hub Properties Trust                          2250 Pilot Knob Rd.-I/Shop                Mendota Heights              MN
Hub Properties Trust                          4421 W. John Carpenter                    Irving                       TX
                                                 Fw-I/Shop
Hub Properties Trust                          4770 Regent Blvd.-I/Shop                  Irving                       TX
Hub Properties Trust                          8880 Queen Ave.-I/Shop                    Bloomington                  MN
Hub Properties Trust                          2100 NW 82nd Ave.-I/Shop                  Miami                        FL
Hub Properties Trust                          1111 W. 34th Street                       Austin                       TX
Hub Properties Trust                          1600 Market Street                        Philadelphia                 PA
Hub Properties Trust                          Vorhees Ctr., 333 Laurel Oak              Vorhees                      NJ
Hub Properties Trust                          Vorhees Ctr., 400 Laurel Oak              Vorhees                      NJ
Hub Properties Trust                          Vorhees Ctr., 1000 Vorhees                Vorhees                      NJ
Hub Properties Trust                          35 Thorpe Ave.                            Wallingford                  CT
Hub Properties Trust                          Donahue Road                              Greenberg                    PA
Hub Properties Trust                          5300 Kings Island Drive                   Mason                        OH
Hub Properties Trust                          1534 Ridge Road East                      Irondequoit                  NY
Hub Properties Trust                          6818 Austin Center Blvd.                  Austin                       TX
Hub Properties Trust                          802 Delaware Ave.                         Wilmington                   DE
Hub Properties Trust                          7-9 Vreeland Road                         Florham Park                 NJ
Hub Properties Trust                          3330 North Washington                     Arlington                    VA
                                                 Blvd.
Hub Properties Trust                          200 Jefferson Ave.                        Memphis                      TN
Hub Properties Trust                          700 Cherington Parkway                    Pittsburgh                   PA
Hub Properties Trust                          Metro Exec. Ctr.,                         Baltimore                    MD
                                                 4201 Patterson
Hub Properties Trust                          580 Virginia Drive                        Ft. Washington               PA
Hub Properties Trust                          801 Barnes Road                           Wallingford                  CT
Hub Properties Trust                          2800 Eisenhower Drive                     Alexandria                   VA
Hub Properties Trust                          3000 Goffs Falls Road                     Manchester                   NH
Hub Properties Trust                          1601 Rio Grande                           Austin                       TX
Hub Properties Trust                          1525 Locust Street                        Philadelphia                 PA
Hub Properties Trust                          One Suffolk Square                        Islandia                     NY
Hub Properties Trust                          The Pavillion                             Mineola                      NY
                                              200 Old County Road
Hub Properties Trust                          110 W. Fayette Street                     Syracuse                     NY
Hub Properties Trust                          7800 Shoal Creek                          Austin                       TX
Hub Properties Trust                          1920 & 1930                               Tempe                        AZ
                                              University Drive
Hub Properties Trust                          1001 Jefferson Plaza                      Wilmington                   DE
Hub Properties Trust                          Two Corporate Center Drive                Melville                     NY
Hub Properties Trust                          2444 West Las                             Phoenix                      AZ
                                              Palmerita Drive
Hub Properties Trust                          3737 Broadway                             San Antonio                  TX
Hub Properties Trust                          8701 North Mopac                          Austin                       TX



            Owner                                     Property                              City                  State
            -----                                     --------                              ----                  -----
Hub Properties Trust                          7100 Northland Circle                     Brooklyn Park                MN
Hub Properties Trust                          1000 Shelard Parkway                      St. Louis Park               MN
Hub Properties Trust                          4516 Seton Center Park                    Plymouth                     MN
Hub Properties Trust                          525 Park Street                           St. Paul                     MN
Hub Properties Trust                          4000 Old Court Road                       Pikesville                   MD
Hub Properties Trust                          701 NE 10th Street                        Oklahoma City                OK
Hub Properties Trust                          8315 So. Walker Avenue                    Oklahoma City                OK
Hub Properties Trust                          200 N. Bryant                             Edmond                       OK
Hub Properties Trust                          201 N. Garrett                            Elk City                     OK
Hub Properties Trust                          600 National Avenue                       Midwest City                 OK
Hub Properties Trust                          200-625 Corporate Center                  Moon Township                PA
                                                 (6 Bldgs.)
Hub Properties Trust                          1801 Randolph Road S.E.                   Albuquerque                  NM
                                                 (4 Bldgs.)
Hub Properties Trust                          960 Harvest Drive (3 Bldgs.)              Blue Bell                    PA
Hub Properties Trust                          251 Salina Meadows                        Syracuse                     NY
                                                 Parkway
Hub Properties Trust                          14026 and 14030                           Chantilly                    VA
                                                 Thunderbolt
Hub Properties Trust                          9800 Shelard Parkway                      Austin                       TX
Hub Properties Trust                          3840 South Wadsworth Blvd.                Lakewood                     CO
Hub Properties Trust                          5790 Widewaters Parkway                   DeWitt                       NY
Quarry Lake Properties Trust                  4545 Seton Center Park                    Austin                       TX
Bridgepoint Property Trust                    6300 Bridgepoint Pkwy                     Austin                       TX
                                                 (5 Bldgs)
Nine Penn Center Associates                   1735 Market Street                        Philadelphia                 PA
   L.P.
HRPT Medical Buildings                        1295 Boylston Street                      Boston                       MA
   Realty Trust
HRPT Medical Buildings                        109 Brookline Avenue                      Boston                       MA
   Realty Trust
47 Harvard Street Real Estate                 47 Harvard Street                         Westwood                     MA
   Trust
University Avenue Real                        145 University Avenue                     Westwood                     MA
   Estate Trust
MOB Realty Trust                              35 Milbury Street                         Auburn                       MA
MOB Realty Trust                              Cady Brook Plaza                          Charlton                     MA
MOB Realty Trust                              370 Lunenburg Street                      Fitchburg                    MA
MOB Realty Trust                              28 Grafton Common                         Worcester                    MA
MOB Realty Trust                              165 Mill Street                           Leominster                   MA
MOB Realty Trust                              108 Elm Street                            Worcester                    MA
MOB Realty Trust                              176 West Street                           Worcester                    MA
MOB Realty Trust                              338 Church Street                         Worcester                    MA
MOB Realty Trust                              715 Pleasant Street                       Worcester                    MA



            Owner                                     Property                              City                  State
            -----                                     --------                              ----                  -----

MOB Realty Trust                              405-407 Main Street                       Worcester                    MA
MOB Realty Trust                              67 Hall Road                              Worcester                    MA
MOB Realty Trust                              340 Thompson Road                         Worcester                    MA
MOB Realty Trust                              106 East Main Street                      Worcester                    MA
MOB Realty Trust                              112 East Main Street                      Worcester                    MA
MOB Realty Trust                              135 Gold Star Blvd.                       Worcester                    MA
MOB Realty Trust                              191 May Street                            Worcester                    MA
MOB Realty Trust                              277 E. Mountain Street                    Worcester                    MA
MOB Realty Trust                              425 N. Lake Avenue                        Worcester                    MA
MOB Realty Trust                              630 Plantation Street                     Worcester                    MA
MOB Realty Trust                              95 Lincoln Street                         Worcester                    MA
4 Maguire Road Realty Trust                   4 Maguire Road                            Lexington                    MA
Putnam Place Realty Trust                     859 Willard Street                        Quincy                       MA
Putnam Place Realty Trust                     19-23 Granite Street                      Braintree                    MA
Hub MA Realty Trust                           165 University Avenue                     Westwood                     MA
HRPT Properties Trust                         15 No. Broadway                           White Plains                 NY
HRPT Properties Trust                         6300 Eighth Avenue                        Brooklyn                     NY


Part II (Permitted Liens)

1. Mortgage by Hub Realty Buffalo, Inc. to and for the benefit of M&T Real Estate, Inc. for the property located at 130-138 Delaware Ave., Buffalo, New York.

2. Mortgage by Hub Realty Richland, Inc. to and for the benefit of Canadian Imperial Bank of Commerce for the property located at 2420 and 2430 Stevens Center Plaza, Richland, Wisconsin.

3. Open-End Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Franklin Plaza Property Trust, as Mortgagor, to and for the benefit of Merrill Lynch Mortgage Lending, Inc., as Mortgagee for the property located at One Franklin Plaza, Philadelphia, Pennsylvania.

4. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Cedars LA LLC to
         Lawyers Title Borrower for the benefit of Merrill Lynch Mortgage Lending, Inc. for the property located at 8631 West Third Avenue, Los Angeles, California.

5. Loan and Security Agreement, dated December 15, 2000, by and between Cedars LA LLC, Herald Square LLC, Indiana Avenue LLC, Bridgeport Property Trust, Lakewood Property Trust and 1600 Market Street Property Trust, collectively as Borrowers, and Merrill Lynch Mortgage Lending, Inc., as Lender.

6. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Lakewood Property Trust in favor of William Z. Fairbanks, Jr. and for the benefit of Merrill Lynch Mortgage Lending, Inc. for the property located at 7600 Capital of Texas Highway, Austin, Texas.

7. Mortgage by Park San Antonio Properties Trust to and for the benefit of First Union National Bank for the property located at 812 San Antonio Park, Austin, Texas.

8. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Herald Square LLC to Lawyers Title Realty Services, Inc. for the benefit of Merrill Lynch Mortgage Lending, Inc. for the property located at 1250 H. Street N.W., Washington, D.C.

9. Mortgage by Rosedale Properties LLC to and for the benefit of DLJ Commercial Corp. for the property located at 2665 Long Lake Road, Roseville, Minnesota.

10. Mortgage by Quarry Lake Properties Trust to and for the benefit of Teachers Insurance and Annuity Association of America for the property located at 4545 Seton Center Park, Austin, Texas.

11. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Bridgepoint Property Trust in favor of William Z. Fairbanks, Jr. and for the benefit of Merrill Lynch Mortgage Lending, Inc. for the property located at 6300 Bridgepoint Parkway, Austin, Texas.

12. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Indiana Avenue LLC to Lawyers Title Realty Services, Inc. for the benefit of Merrill Lynch Mortgage Lending, Inc. for the property located at 625 Indiana Avenue, Washington, D.C.

13 Open-End Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by 1600 Market Street Property Trust, as Mortgagor, to and for the benefit of Merrill Lynch Mortgage Lending, Inc., as Mortgagee. for the property located at 1600 Market Street, Philadelphia, Pennsylvania.

14. Loan and Security Agreement, dated December 15, 2000, entered into by and between Franklin Plaza Property Trust, as Borrower and Merrill Lynch Mortgage Lending, Inc., as Lender.

                                 SCHEDULE 6.1(g)

                           Indebtedness and Guaranties


1. Indenture, dated July 9, 1997, by and between Borrower and State Street Bank and Trust Company, as Trustee (Unsecured)

2. Supplemental Indenture No. 3, dated February 23, 1998, by and between Borrower and State Street Bank and Trust Company, relating to 6.70% Senior Notes due 2005 (Unsecured) ($100,000,000)

3. Supplemental Indenture No. 4, dated August 26, 1998, by and between Borrower and State Street Bank and Trust Company, relating to 6.875% Senior Notes due 2002 (Unsecured) ($160,000,000)

4. Supplemental Indenture No. 5, dated November 30, 1998, by and between Borrower and State Street Bank and Trust Company, relating to 8.5% Monthly Notes due 2013 (Unsecured) ($143,000,000)

5. Supplemental Indenture No. 6, dated March 24, 1999, by and between Borrower and State Street Bank and Trust Company, relating to 7.875% Monthly Notes due 2009 (Unsecured) ($90,000,000)

6. Supplemental Indenture No. 7, dated June 17, 1999, by and between Borrower and State Street Bank and Trust Company, relating to 8.375% Senior Notes due 2011 (Unsecured) ($65,000,000)

7. Supplemental Indenture No. 8, dated July 31, 2000, by and between Borrower and State Street Bank and Trust Company, relating to 8.875% Senior Notes due 2010 (Unsecured) ($30,000,000)

8. Supplemental Indenture No. 9, dated September 29, 2000, by and between Borrower and State Street Bank and Trust Company, relating to 8.625% Senior Notes due 2010 (Unsecured) ($20,000,000)

9. Indenture, dated as of December 18, 1997, by and between the Borrower and State Street Bank and Trust Company, as Trustee (Unsecured)

10. Supplemental Indenture, dated as of December 18, 1997, by and between the Borrower and State Street Bank and Trust Company, as Trustee, relating to the Company's 6.75% Senior Notes due 2002. (Unsecured) ($150,000,000)

11. Mortgage by Hub Realty Buffalo, Inc. to and for the benefit of M&T Real Estate, Inc. (Secured) ($10,152,703)

12. Mortgage by Hub Realty Richland, Inc. to and for the benefit of Canadian Imperial Bank of Commerce. (Secured) ($11,269,850)

13. Open-End Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Franklin Plaza Property Trust, as Mortgagor, to and for the benefit of Merrill Lynch Mortgage Lending, Inc., as Mortgagee. (Secured) ($44,000,000)

14. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Cedars LA LLC to
         Lawyers Title Borrower for the benefit of Merrill Lynch Mortgage Lending, Inc. (Secured) ($72,829,000)

15. Loan and Security Agreement, dated December 15, 2000, by and between Cedars LA LLC, Herald Square LLC, Indiana Avenue LLC, Bridgeport Property Trust, Lakewood Property Trust and 1600 Market Street Property Trust, collectively as Borrowers, and Merrill Lynch Mortgage Lending, Inc., as Lender. (Secured)

16. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Lakewood Property Trust in favor of William Z. Fairbanks, Jr. and for the benefit of Merrill Lynch Mortgage Lending, Inc. (Secured) ($23,312,000)

17. Mortgage by Park San Antonio Properties Trust to and for the benefit of First Union National Bank. (Secured) ($3,505,532)

18. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Herald Square LLC to Lawyers Title Realty Services, Inc. for the benefit of Merrill Lynch Mortgage Lending, Inc. (Secured) ($32,058,000)

19. Mortgage by Rosedale Properties LLC to and for the benefit of DLJ Commercial Corp. (Secured) ($17,501,499)

20. Mortgage by Quarry Lake Properties Trust to and for the benefit of Teachers. (Secured) ($10,933,964)

21. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Bridgepoint Property Trust in favor of William Z. Fairbanks, Jr. and for the benefit of Merrill Lynch Mortgage Lending, Inc. (Secured) ($45,342,000)

22. Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by Indiana Avenue to Lawyers Title Realty Services, Inc. for the benefit of Merrill Lynch Mortgage Lending, Inc. (Secured) ($23,221,000)

23. Open-End Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated December 15, 2000, made by 1600 Market Street Property

         Trust, as Mortgagor, to and for the benefit of Merrill Lynch Mortgage Lending, Inc., as Mortgagee. (Secured) ($62,238,000)

24. Exceptions to Non-Recourse Guaranty, dated December 15, 2000, entered into by Hub Realty College Park I, LLC, as Guarantor, for the benefit of Merrill Lynch Mortgage Lending, Inc., as Lender, in reference to the $260,000,000 loan. (Secured)

25. Exceptions to Non-Recourse Guaranty, dated December 15, 2000, entered by Hub Realty College Park I, LLC, as Guarantor, for the benefit of Merrill Lynch Mortgage Lending, Inc., as Lender, in reference to the $44,000,000 loan. (Secured)

26. Loan and Security Agreement, dated December 15, 2000, entered into by and between Franklin Plaza Property Trust, as Borrower and Merrill Lynch Mortgage Lending, Inc., as Lender. (Secured)







  [Amounts stated above represent the unpaid principal balance as of 12/31/00]

                                 SCHEDULE 6.1(h)

                               Material Contracts

1. Advisory Agreement by and between REIT Management & Research, Inc. and the Borrower dated as of January 1, 1998.

2. Amendment No. 1 to Advisory Agreement between the Borrower and REIT Management & Research, Inc. dated as of October 12, 1999.

3. Master Management Agreement by and between the Borrower and REIT Management & Research, Inc., dated as of January 1, 1998.

4. Transaction Agreement between Senior Housing Properties Trust and the Borrower, dated as of September 21, 1999.

5. Promissory Note in the amount of $260,000,000, dated December 15, 2000, issued by Cedars LA LLC, Herald Square LLC, Indiana Avenue LLC, Bridgepoint Property Trust, Lakewood Property Trust and 1600 Market Street Property Trust, collectively as Borrowers, to Merrill Lynch Mortgage Lending, Inc., as Lender.

6. Promissory Note in the amount of $44,000,000, dated December 15, 2000, issued by Franklin Plaza Property Trust, as Borrower, to Merrill Lynch Mortgage Lending, Inc., as Lender.

7.       Agreements listed on Schedule 6.1(g).








       [Certain of the foregoing may not constitute Material Contracts but are provided for informational purposes.]

                                 SCHEDULE 6.1(i)

                                   Litigation

None

                                 SCHEDULE 6.1(k)

                              Financial Statements

None, other than declared and unpaid dividends on the Borrower's common shares of beneficial interest and preferred shares of beneficial interests.



                                 SCHEDULE 6.1(y)

                           List of Unencumbered Assets

Part I (Unencumbered Assets)

Street                                           City                         St.           Properties
----------------------------------------------------------------------------------------------------------

Real Estate:

Sorrento Valley, Oberlin Dr                      San Diego                    CA                 4
Torrey Pines, Sci Pk Rd                          San Diego                    CA                 3
Fair Oaks                                        Fairfax                      VA                 1
1145 19th Street                                 Washington                   DC                 1
1295 Boylston Street                             Boston                       MA                 1
251 Causeway Street                              Boston                       MA                 1
109 Brookline Avenue                             Boston                       MA                 1
443 Gulph Road                                   King of Prussia              PA                 1
1035 Virginia Drive                              Ft. Washington               PA                 1
100 South Charles St, Twr II                     Baltimore                    MD                 1
2141 K St, N.W.                                  Washington                   DC                 1
3043 Walton Rd                                   Plymouth Meeting             PA                 1
475 Virginia Drive                               Ft. Washington               PA                 1
6937 N IH - Founders Bldg                        Austin                       TX                 1
216 Mall Boulevard                               King of Prussia              PA                 1
1401 Rockville Pike-Wdmt                         Rockville                    MD                 1
5750 Centre Ave                                  Pittsburgh                   PA                 1
Bailey Square                                    Austin                       TX                 1
Putnam Place                                     Quincy                       MA                 2
Mellon Bank Bldg, 1735 Mkt St                    Philadelphia                 PA                 1
Vorhees Ctr, 333 Laurel Oak                      Vorhees                      NJ                 1
Vorhees Ctr,400 Laurel Oak                       Vorhees                      NJ                 1
Vorhees Ctr, 1000 Vorhs                          Vorhees                      NJ                 1
Signature 91, 35 Thorpe Ave                      Wallingford                  CT                 1
Kings Mill Office Bldg                           Mason                        OH                 1
Kings Park                                       Irondequoit                  NY                 1
Austin Surgical Plaza                            Austin                       TX                 1
One Memphis Place                                Memphis                      TN                 1
3330 North Washington Blvd                       Arlington                    VA                 1
Research Park (includes Solectron Expan.)        Austin                       TX                 3
Research Park - Phase II                         Austin                       TX                 2

Street                                           City                         St.           Properties
----------------------------------------------------------------------------------------------------------
Research Park - Land                             Austin                       TX
700 Cherington Parkway                           Pittsburgh                   PA                 1
Metro Exec Ctr-4201 Patterson                    Baltimore                    MD                 1
580 Virginia Drive                               Ft. Washington               PA                 1
Liberty Plaza                                    Wallingford                  CT                 1
2800 Eisenhower Dr                               Alexandria                   VA                 1
Meridian Executive Park, 1601 Rio Grande         Austin                       TX                 1
1525 Locust St.                                  Philadelphia                 PA                 1
One Suffolk Square                               Islandia                     NY                 1
The Pavillion, 200 Old County Rd.                Mineola                      NY                 1
One Lincoln Center                               Syracuse                     NY                 1
Exchange Park                                    Austin                       TX                 4
Regents Center                                   Tempe                        AZ                 2
1001 Jefferson Plaza                             Wilmington                   DE                 1
Parkside Office Bldg                             San Antonio                  TX                 1
Atrium Office Centre                             Austin                       TX                 1
Quadrant Office Bldg                             Brooklyn Park                MN                 1
Superior Plaza                                   St. Louis Park               MN                 1
Willow Creek Plaza                               Plymouth                     MN                 1
Capitol Office Building                          St. Paul                     MN                 1
Old Court Medical Bldg                           Pikesville                   MD                 1
Cherrington Corporate Center                     Moon Township                PA                 6
Albuquerque Office Complex                       Albuquerque                  NM                 4
Union Meeting Corporate Center III               Blue Bell                    PA                 3
251 Salina Meadows Parkway                       Syracuse                     NY                 1
Wright I & II                                    Chantilly                    VA                 2
The Towle Building                               Minneapolis                  MN                 1
Lakeview Plaza                                   Austin                       TX                 1
3840 South Wadsworth Blvd.                       Lakewood                     CO                 2
Widewaters V                                     DeWitt                       NY                 1
145 University Avenue                            Westwood                     MA                 1
47 Harvard Street                                Westwood                     MA                 1
515 Penn Ave                                     Ft. Washington               PA                 1
525 Virginia Drive                               Ft. Washington               PA                 1
723 Drescher Road                                Horsham                      PA                 1
701 George Washington Hw                         Lincoln                      RI                 1
4 Maguire Rd                                     Lexington                    MA                 1
1305 Corp Ctr Dr-I/Shop                          Eagan                        MN                 1
2250 Pilot Knob Rd-I/Shop                        Mendota Heights              MN                 1

Street                                           City                         St.           Properties
----------------------------------------------------------------------------------------------------------
4421 W.John Carp Fw-I/Shop                       Irving                       TX                 1
4770 Regent Blvd.-I/Shop                         Irving                       TX                 1
8880 Queen Ave-I/shop                            Bloomington                  MN                 1
2100 NW 82nd Ave-I/Shop                          Miami                        FL                 1
Owens & Minor Office/Distrib                     Greenburg                    PA                 1
165 University Ave                               Westwood                     MA                 1
Chase Bldg                                       Wilmington                   DE                 1
7-9 Vreeland Road                                Florham Park                 NJ                 1
3000 Goffs Falls Road                            Manchester                   NH                 1
Two Corporate Center Drive                       Melville                     NY                 1
 2444 West Las Palmerita Drive                   Phoenix                      AZ                 1
Fallon Clinics                                                                MA                20
830 E. Potomac Circle                            Aurora                       CO                 1
710 North Euclid - bldg1 of 3                    Anaheim                      CA                 1
1085 North Harbor-bld 3of3                       Anaheim                      CA                 1
210 Mall Boulevard                               King of Prussia              PA                 1
1911 Mills Ave                                   Orlando                      FL                 1
1825 Mills Ave                                   Orlando                      FL                 1
1925 N. Mills Ave                                Orlando                      FL                 1
The Oklahoma Clinics                             Oklahoma City                OK                 5
HIP of NY                                        White Plains                 NY                 1
HIP of NY                                        Brooklyn                     NY                 1
15 Twelfth Street                                Petersburg                   AK                 1
711 14th Avenue                                  Safford                      AZ                 1
220 E. Bryan Street                              Savannah                     GA                 1
435 Montano Boulevard                            Albuquerque                  NM                 1
2029 Stonewall Jackson Dr                        Falling Waters               WV                 1
55 North Robinson                                Oklahoma City                OK                 1
4700 River Road                                  Riverdale                    MD                 1
4241 N.E. 34th Street                            Kansas City                  MO                 1
9797 Aero Drive                                  San Diego                    CA                 1
5353 North Yellowstone Dr                        Cheyenne                     WY                 1
4560 Viewridge Avenue                            San Diego                    CA                 1
1474 Rodeo Road                                  Santa Fe                     NM                 1
4181 Ruffin Road                                 San Diego                    CA                 1
820 West Diamond Avenue                          Gaithersburg                 MD                 1
20400 Century Boulevard                          Germantown                   MD                 1
6710 Oxon Hill Drive                             Oxon Hill                    MD                 1
5600 Columbia Pike                               Falls Church                 VA                 1

Street                                           City                         St.           Properties
----------------------------------------------------------------------------------------------------------
20 Massachusetts Avenue                          Washington                   DC                 1
400 State Avenue                                 Kansas City                  KS                 1
201 Indianola Avenue                             Phoenix                      AZ                 1
3285 E. Hemisphere Loop                          Tucson                       AZ                 1
5051 Rodeo Road                                  Los Angeles                  CA                 1
701 Clay Avenue                                  Waco                         Tx                 1
16194 West 45th Street                           Golden                       CO                 1
                                                 ---------------------------------------------------------
HRPT Grand Totals                                                                               163
                                                 =========================================================



Part II (Unencumbered Mortgage Notes)


                          Mortgages:           Balances               Maturity
                          ---------            --------               --------

Florence                     KS                 500,000               12/31/06
RiverPark                    KS                 943,212               11/09/02
(balance at 12/31/00)
Austin                       TX               1,300,000               05/01/01
                                              ---------
                                              2,743,212

                                  SCHEDULE 9.4

                              Existing Investments


1.       HPT -  4,000,000 shares (7.1%)

2.       SNH - 12,809,238 shares (49.4%)

                                    EXHIBIT A

                   FORM OF ASSIGNMENT AND Acceptance AGREEMENT

         THIS ASSIGNMENT AND Acceptance AGREEMENT dated as of ___________, 200_ (the "Agreement") by and among _________________________ (the "Assignor"),
_________________________ (the "Assignee"), and First Union National Bank, as Agent (the "Agent").

         WHEREAS, the Assignor is a Lender under that certain Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among HRPT Properties Trust (the "Borrower"), the financial institutions party thereto and their assignees under Section 12.5 thereof (the "Lenders"), the Agent, and the other parties thereto;

         WHEREAS, the Assignor desires to assign to the Assignee, among other things, all or a portion of the Assignor's Commitment under the Credit Agreement, all on the terms and conditions set forth herein; and

         WHEREAS, the Agent consents to such assignment on the terms and conditions set forth herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         Section 1.  Assignment.

         (a) Subject to the terms and conditions of this Agreement and in consideration of the payment to be made by the Assignee to the Assignor pursuant to Section 2 of this Agreement, effective as of ____________, 200_ (the "Assignment Date"), the Assignor hereby irrevocably sells, transfers and assigns to the Assignee, without recourse, a $__________ interest (such interest being the "Assigned Commitment") in and to the Assignor's Commitment and all of the other rights and obligations of the Assignor under the Credit Agreement, such Assignor's Revolving Note and the other Loan Documents (representing ______% in respect of the aggregate amount of all Lenders' Commitments), including without limitation, a principal amount of outstanding Revolving Loans equal to $_________ and all voting rights of the Assignor associated with the Assigned Commitment, all rights to receive interest on such amount of Revolving Loans and all commitment and other Fees with respect to the Assigned Commitment and other rights of the Assignor under the Credit Agreement and the other Loan Documents with respect to the Assigned Commitment, all as if the Assignee were an original Lender under and signatory to the Credit Agreement having a Commitment equal to the amount of the Assigned Commitment. The Assignee, subject to the terms and conditions hereof, hereby assumes all obligations of the Assignor with respect to the Assigned Commitment as if the Assignee were an original Lender under and signatory to the Credit Agreement having a Commitment equal to the Assigned Commitment, which obligations shall include, but shall not be limited to, the obligation of the Assignor to make Revolving Loans to the Borrower with respect to the Assigned Commitment, the obligation to pay the Agent amounts due in respect of draws under Letters of Credit as required under
Section 2.4(i) of the Credit Agreement and the obligation to indemnify the Agent as provided therein (the foregoing enumerated obligations, together with all other similar obligations more particularly set forth in the Credit Agreement and the other Loan Documents, shall be referred to hereinafter, collectively, as the "Assigned Obligations"). [In addition, the Assignor hereby irrevocably sells, transfers and assigns to the Assignee, without recourse, a $____________ interest in and to the Assignor's Bid Rate Note, including without limitation, a principal amount of outstanding Bid Rate Loans owing to the Assignor in an aggregate amount equal to $__________, all rights to receive interest on such amount of Bid Rate Loans and other rights of the Assignor under the Credit Agreement and the other Loan Documents with respect to such Bid Rate Loans, all as if the Assignee had originally made such amount of Bid Rate Loans to the Borrower. The obligations assigned pursuant to the immediately preceding sentence shall constitute Assigned Obligations hereunder.] The Assignor shall have no further duties or obligations with respect to, and shall have no further interest in, the Assigned Obligations or the Assigned Commitment from and after the Assignment Date.

         (b) The assignment by the Assignor to the Assignee hereunder is without recourse to the Assignor. The Assignee makes and confirms to the Agent, the Assignor, and the other Lenders all of the representations, warranties and covenants of a Lender under Article XI. of the Credit Agreement. Not in limitation of the foregoing, the Assignee acknowledges and agrees that, except as set forth in Section 4 below, the Assignor is making no representations or warranties with respect to, and the Assignee hereby releases and discharges the Assignor for any responsibility or liability for: (i) the present or future solvency or financial condition of the Borrower, any Subsidiary or any other Loan Party, (ii) any representations, warranties, statements or information made or furnished by the Borrower, any Subsidiary or any other Loan Party in connection with the Credit Agreement or otherwise, (iii) the validity, efficacy, sufficiency, or enforceability of the Credit Agreement, any other Loan Document or any other document or instrument executed in connection therewith, or the collectibility of the Assigned Obligations, (iv) the perfection, priority or validity of any Lien with respect to any collateral at any time securing the Obligations or the Assigned Obligations under the Notes or the Credit Agreement and (v) the performance or failure to perform by the Borrower or any other Loan Party of any obligation under the Credit Agreement or any other Loan Document to which it is a party. Further, the Assignee acknowledges that it has, independently and without reliance upon the Agent, or on any affiliate or subsidiary thereof, the Assignor or any other Lender and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement. The Assignee also acknowledges that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Documents or pursuant to any other obligation. Except as expressly provided in the Credit Agreement, the Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide the Assignee with any credit or other information with respect to the Borrower or any other Loan Party or to notify the Assignee of any Default or Event of Default.

The Assignee has not relied on the Agent as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder.

         Section 2. Payment by Assignee. In consideration of the assignment made pursuant to Section 1 of this Agreement, the Assignee agrees to pay to the Assignor on the Assignment Date, an amount equal to $_________ representing (i) the aggregate principal amount outstanding of the Loans owing to the Assignor under the Credit Agreement and the other Loan Documents being assigned hereby plus (ii) the aggregate amount of payments previously made by Assignor under
Section 2.4(j) of the Credit Agreement which have not been repaid and which are being assigned hereby.

         Section 3. Payments by Assignor. The Assignor agrees to pay to the Agent on the Assignment Date the administration fee, if any, payable under the applicable provisions of the Credit Agreement.

         Section 4. Representations and Warranties of Assignor. The Assignor hereby represents and warrants to the Assignee that (a) as of the Assignment Date (i) the Assignor is a Lender under the Credit Agreement having a Commitment under the Credit Agreement [and the outstanding principal balance of Bid Rate Loans owing to the Assignor] (without reduction by any assignments thereof which have not yet become effective), equal to $____________ [and $__________, respectively], and that the Assignor is not in default of its obligations under the Credit Agreement; and (ii) the outstanding balance of Revolving Loans owing to the Assignor (without reduction by any assignments thereof which have not yet become effective) is $____________; and (b) it is the legal and beneficial owner of the Assigned Commitment which is free and clear of any adverse claim created by the Assignor.

         Section 5. Representations, Warranties and Agreements of Assignee. The Assignee (a) represents and warrants that it is (i) legally authorized to enter into this Agreement, (ii) an "accredited investor" (as such term is used in Regulation D of the Securities Act) and (iii) an Eligible Assignee; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof together with such powers as are reasonably incidental thereto; and (d) agrees that it will become a party to and shall be bound by the Credit Agreement and the other Loan Documents to which the other Lenders are a party on the Assignment Date and will perform in accordance therewith all of the obligations which are required to be performed by it as a Lender.

         Section 6. Recording and Acknowledgment by the Agent. Following the execution of this Agreement, the Assignor will deliver to the Agent (a) a duly executed copy of this Agreement for acknowledgment and recording by the Agent and (b) the Assignor's Revolving Note [and Bid Rate Note]. Upon such acknowledgment and recording, from and after the Assignment Date, the Agent shall make all payments in respect of the interest assigned hereby

(including payments of principal, interest, Fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Assignment Date directly between themselves.

         Section 7. Addresses. The Assignee specifies as its address for notices and its Lending Office for all Loans, the offices set forth below:

         Notice Address:
                                   ------------------------------------

                                   Telephone No.:
                                                 -------------
                                   Telecopy No.:
                                                -----------------------

         Lending Office:
                                   ------------------------------------

                                   Telephone No.:
                                                 -------------
                                   Telecopy No.:
                                                -----------------------

         Section 8. Payment Instructions. All payments to be made to the Assignee under this Agreement by the Assignor, and all payments to be made to the Assignee under the Credit Agreement, shall be made as provided in the Credit Agreement in accordance with the following instructions:

                         ------------------
                         ------------------

         Section 9. Effectiveness of Assignment. This Agreement, and the assignment and assumption contemplated herein, shall not be effective until (a) this Agreement is executed and delivered by each of the Assignor, the Assignee, the Agent, and if required under Section 12.5.(d) of the Credit Agreement, the Borrower, and (b) the payment to the Assignor of the amounts, if any, owing by the Assignee pursuant to Section 2 hereof and (c) the payment to the Agent of the amounts, if any, owing by the Assignor pursuant to Section 3 hereof. Upon recording and acknowledgment of this Agreement by the Agent, from and after the Assignment Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Agreement, relinquish its rights (except as otherwise provided in Section 12.10 of the Credit Agreement) and be released from its obligations under the Credit Agreement; provided, however, that if the Assignor does not assign its entire interest under the Loan Documents, it shall remain a Lender entitled to all of the benefits and subject to all of the obligations thereunder with respect to its Commitment.

         Section 10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

         Section 11. Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

         Section 12. Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

         Section 13. Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by the Assignee and the Assignor; provided, however, any amendment, waiver or consent which shall affect the rights or duties of the Agent under this Agreement shall not be effective unless signed by the Agent.

         Section 14. Entire Agreement. This Agreement embodies the entire agreement between the Assignor and the Assignee with respect to the subject matter hereof and supersedes all other prior arrangements and understandings relating to the subject matter hereof.

         Section 15. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 16. Definitions. Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

         [Include  this Section  only if  Borrower's  consent is required  under
Section 12.5.(d) Section 17. Agreements of the Borrower. The Borrower hereby agrees that the Assignee shall be a Lender under the Credit Agreement having a Commitment equal to the Assigned Commitment. The Borrower agrees that the Assignee shall have all of the rights and remedies of a Lender under the Credit Agreement and the other Loan Documents as if the Assignee were an original Lender under and signatory to the Credit Agreement, including, but not limited to, the right of a Lender to receive payments of principal and interest with respect to the Assigned Obligations, and to the Revolving Loans made by the Lenders after the date hereof and to receive the commitment and other Fees payable to the Lenders as provided in the Credit Agreement. Further, the Assignee shall be entitled to the indemnification provisions from the Borrower in favor of the Lenders as provided in the Credit Agreement and the other Loan Documents. The Borrower further agrees, upon the execution and delivery of this Agreement, to execute in favor of the Assignee Notes as required by Section 12.5(d) of the Credit Agreement. Upon receipt by the Assignor of the amounts due the Assignor under Section 2, the Assignor agrees to surrender to the Borrower such Assignor's Notes.]

                         [Signatures on Following Pages]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Acceptance Agreement as of the date and year first written above.

                               ASSIGNOR:

                               [Name of Assignor]


                               By:
                                  -----------------------------------------
                                    Name:
                                         ----------------------------------
                                    Title:
                                          ---------------------------------


                               ASSIGNEE:

                               [Name of Assignee]


                               By:
                                  -----------------------------------------
                                    Name:
                                         ----------------------------------
                                    Title:
                                          ---------------------------------

[Include signature of the Borrower only if required under Section 12.5.(d) of the Credit
   Agreement]
Agreed and consented to as of the date first written above.

BORROWER:

HRPT PROPERTIES TRUST

By:
    ----------------------------------------
     Name:
          ----------------------------------
     Title:
           ---------------------------------


                                 [Signatures Continued on Following Page]

Accepted as of the date first written above.

AGENT:

First Union National Bank, as Agent


By:
   -----------------------------------------
      Name:
           ---------------------------------
      Title:
            --------------------------------

                                    EXHIBIT B

                          FORM OF designation AGREEMENT


         THIS designation AGREEMENT dated as of ___________, _____ (the "Agreement") by and among _________________________ (the "Designating Lender"), _________________________ (the "Designated Lender") and First Union National Bank, as Agent (the "Agent").

         WHEREAS, the Designating Lender is a Lender under that certain Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among HRPT Properties Trust (the "Borrower"), the financial institutions party thereto and their assignees under Section 12.5 thereof (the "Lenders"), the Agent, and the other parties thereto;

         WHEREAS, pursuant to Section 12.5(e), the Designating Lender desires to designate the Designated Lender as its "Designated Lender" under and as defined in the Credit Agreement; and

         WHEREAS, the Agent consents to such designation on the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

         Section 1. Designation. Subject to the terms and conditions of this Agreement, the Designating Lender hereby designates the Designated Lender, and the Designated Lender hereby accepts such designation, to have a right to make Bid Rate Loans on behalf of the Designating Lender pursuant to Section 2.2. of the Credit Agreement. Any assignment by the Designating Lender to the Designated Lender of rights to make a Bid Rate Loan shall only be effective at the time such Bid Rate Loan is funded by the Designated Lender. The Designated Lender, subject to the terms and conditions hereof, hereby agrees to make such accepted Bid Rate Loans and to perform such other obligations as may be required of it as a Designated Lender under the Credit Agreement.

         Section 2. Designating Lender Not Discharged. Notwithstanding the designation of the Designated Lender hereunder, the Designating Lender shall be and remain obligated to the Borrower, the Agent and the Lenders for each and every of the obligations of the Designating Lender and its related Designated
Lender with respect to the Credit Agreement and the other Loan Documents, including, without limitation, any indemnification obligations under Section
11.7 of the Credit Agreement and any sums otherwise payable to the Borrower by the Designated Lender.

         Section 3. No Representations by Designating Lender. The Designating Lender makes no representation or warranty and, except as set forth in Section 8 below, assumes no responsibility pursuant to this Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto and (b) the financial condition of the Borrower, any Subsidiary or any other Loan Party or the performance or observance by the Borrower or any other Loan Party of any of its respective obligations under any Loan Document to which it is a party or any other instrument or document furnished pursuant thereto.

         Section 4.  Representations  and  Covenants of Designated  Lender.  The
Designated Lender makes and confirms to the Agent, the Designating Lender, and the other Lenders all of the representations, warranties and covenants of a Lender under Article XI of the Credit Agreement. Not in limitation of the foregoing, the Designated Lender (a) represents and warrants that it (i) is legally authorized to enter into this Agreement; (ii) is an "accredited investor" (as such term is used in Regulation D of the Securities Act) and (iii) meets the requirements of a "Designated Lender" contained in the definition of such term contained in the Credit Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) confirms that it has, independently and without reliance upon the Agent, or on any affiliate thereof, the Designating Lender or any other Lender and based on such financial statements and such other documents and information, made its own credit analysis and decision to become a Designated Lender under the Credit Agreement; (d) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof together with such powers as are reasonably incidental thereto; and (e) agrees that it will become a party to and shall be bound by the Credit Agreement, the other Loan Documents to which the other Lenders are a party on the Effective Date (as defined below) and will perform in accordance therewith all of the obligations which are required to be performed by it as a Designated Lender. The Designated Lender also acknowledges that it will, independently and without reliance upon the Agent, the Designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any Note or pursuant to any other obligation. The Designated Lender acknowledges and agrees that except as expressly required under the Credit Agreement, the Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide the Designated Lender with any credit or other information with respect to the Borrower, any Subsidiary or any other Loan Party or to notify the Designated Lender of any Default or Event of Default.

         Section 5. Appointment of Designating Lender as Attorney-In-Fact. The Designated Lender hereby appoints the Designating Lender as the Designated Lender's agent and attorney-in-fact, and grants to the Designating Lender an irrevocable power of attorney, to receive any and all payments to be made for the benefit of the Designated Lender under the Credit Agreement, to deliver and receive all notices and other communications under the Credit Agreement and other Loan Documents and to exercise on the Designated Lender's behalf all rights to vote and to grant and make approvals, waivers, consents of amendments to or under the Credit Agreement or other Loan Documents. Any document executed by the Designating Lender on the Designated Lender's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designated Lender. Each Borrower, each Agent and each of the Lenders may rely on and are beneficiaries of the preceding provisions.

         Section 6. Acceptance by the Agent. Following the execution of this Agreement by the Designating Lender and the Designated Lender, the Designating Lender will (i) deliver to the Agent a duly executed original of this Agreement for acceptance by the Agent and (ii) pay to the Agent the fee, if any, payable under the applicable provisions of the Credit Agreement whereupon this Agreement shall become effective as of the date of such acceptance or such other date as may be specified on the signature page hereof (the "Effective Date").

         Section 7. Effect of Designation. Upon such acceptance and recording by the Agent, as of the Effective Date, the Designated Lender shall be a party to the Credit Agreement with a right to make Bid Rate Loans as a Lender pursuant to
Section 2.2. of the Credit Agreement and the rights and obligations of a Lender related thereto; provided, however, that the Designated Lender shall not be required to make payments with respect to such obligations except to the extent of excess cash flow of the Designated Lender which is not otherwise required to repay obligations of the Designated Lender which are then due and payable. Notwithstanding the foregoing, the Designating Lender, as agent for the Designated Lender, shall be and remain obligated to the Borrowers, the Agent and the Lenders for each and every of the obligations of the Designated Lender and the Designating Lender with respect to the Credit Agreement.

         Section 8. Indemnification of Designated Lender. The Designating Lender unconditionally agrees to pay or reimburse the Designated Lender and save the Designated Lender harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designated Lender, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Designated Lender hereunder or thereunder, provided that the Designating Lender shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designated Lender's gross negligence or willful misconduct.

         Section 9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

         Section 10. Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

         Section 11. Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

         Section 12. Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by all parties hereto.

         Section 13. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 14. Definitions. Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.


                         [Signatures on Following Page]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Designation Agreement as of the date and year first written above.

                                 Effective Date:
                                                   --------------------------


                                 DESIGNATING LENDER:

                                 [Name of Designating Lender]


                                 By:
                                    -----------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                                 Designated Lender:

                                 [Name of Designated Lender]


                                 By:
                                    -----------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------

Accepted as of the date first written above.

AGENT:

FIRST UNION NATIONAL BANK, as Agent


By:
   -----------------------------------------
     Name:
          ----------------------------------
     Title:
           ---------------------------------

                                    EXHIBIT C

                           FORM OF NOTICE OF BORROWING

                               ____________, 200_

First Union National Bank, as Agent
One First Union Center, TW-6
301 South College Street
Mail Code:  NC0166
Charlotte, North Carolina  28288-0166
Attention:  _____________________

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among HRPT Properties Trust (the "Borrower"), the financial institutions party thereto and their assignees under
Section 12.5 thereof (the "Lenders"), First Union National Bank, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         1. Pursuant to Section 2.1.(b) of the Credit Agreement, the Borrower hereby requests that the Lenders make Revolving Loans to the Borrower in an aggregate amount equal to $_______________.


         2. The Borrower requests that such Revolving Loans be made available to the Borrower on ____________, 200_.

         3. The Borrower hereby requests that the requested Revolving Loans all be of the following Type:

                  [Check one box only]

                        / /  Base Rate Loans
                        / /  LIBOR Loans,  each with an initial Interest Period
                            for a duration of:

                  [Check one box only]  / /   7 days
                                        / /   30 days
                                        / /   90 days

         4.       The proceeds of this borrowing of Revolving Loans will be used
                  for   the   following    purpose:    -------------------------
                  ------------------------------------------------------------.

         5.       The Borrower  requests that the proceeds of this  borrowing of
                  Revolving   Loans  be  made   available  to  the  Borrower  by
                  ____________________________.

         The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof and as of the date of the making of the requested Revolving Loans and after giving effect thereto, (a) no Default or Event of Default has or shall have occurred and be continuing, and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are and shall be true and correct in all material respects, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement. In addition, the Borrower certifies to the Agent and the Lenders that all conditions to the making of the requested Revolving Loans contained in Article V. of the Credit Agreement will have been satisfied at the time such Revolving Loans are made.

         If notice of the requested borrowing of Revolving Loans was previously given by telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 2.1.(b) of the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Borrowing as of the date first written above.

                                 HRPT PROPERTIES TRUST

                                 By:
                                     ---------------------------------------
                                      Name:
                                           ---------------------------------
                                      Title:
                                            --------------------------------

                                    EXHIBIT D

                         FORM OF NOTICE OF CONTINUATION

                               ____________, 200_

First Union National Bank, as Agent
One First Union Center, TW-6
301 South College Street
Mail Code:  NC0166
Charlotte, North Carolina  28288-0166
Attention:  __________________

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among HRPT Properties Trust (the "Borrower"), the financial institutions party thereto and their assignees under
Section 12.5 thereof (the "Lenders"), First Union National Bank, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         Pursuant to Section 2.9. of the Credit Agreement, the Borrower hereby requests a Continuation of a borrowing of Loans under the Credit Agreement, and in that connection sets forth below the information relating to such Continuation as required by such Section of the Credit Agreement:

         1.       The proposed date of such Continuation is ____________, _____.

         2. The aggregate principal amount of Loans subject to the requested Continuation is $________________________ and was originally borrowed by the Borrower on ____________, 200_.

         3.       The  portion  of  such   principal   amount  subject  to  such
                  Continuation is $________________.

         4. The current Interest Period for each of the Loans subject to such Continuation ends on ________________, 200_.

         5. The duration of the new Interest Period for each of such Loans or portion thereof subject to such Continuation is:


                  [Check one box only]  / /   7 days
                                        / /   30 days
                                        / /   90 days


         The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Continuation, and after giving effect to such Continuation, no Default or Event of Default has or shall have occurred and be continuing.

         If notice of the requested Continuation was given previously by telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 2.9. of the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Continuation as of the date first written above.

                                 HRPT PROPERTIES TRUST

                                 By:
                                     ------------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                    EXHIBIT E

                          FORM OF NOTICE OF CONVERSION

                               ____________, 200_

First Union National Bank, as Agent
One First Union Center, TW-6
301 South College Street
Mail Code:  NC0166
Charlotte, North Carolina  28288-0166
Attention:  ______________

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among HRPT Properties Trust (the "Borrower"), the financial institutions party thereto and their assignees under
Section 12.5 thereof (the "Lenders"), First Union National Bank, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         Pursuant to Section 2.10. of the Credit Agreement, the Borrower hereby requests a Conversion of a borrowing of Loans of one Type into Loans of another Type under the Credit Agreement, and in that connection sets forth below the information relating to such Conversion as required by such Section of the Credit Agreement:

         1.       The proposed date of such Conversion is ______________, 200_.

         2.       The Loans to be Converted pursuant hereto are currently:

                  [Check one box only]    / /    Base Rate Loans
                                          / /    LIBOR Loans

         3.       The  aggregate  principal  amount  of  Loans  subject  to  the
                  requested   Conversion  is   $_____________________   and  was
                  originally borrowed by the Borrower on ____________, 200_.

         4.       The  portion  of  such   principal   amount  subject  to  such
                  Conversion is $___________________.

         5. The amount of such Loans to be so Converted is to be converted into Loans of the following Type:

                  [Check one box only]

                        / /  Base Rate Loans
                        / /  LIBOR Loans,  each with an initial Interest Period
                            for a duration of:

                  [Check one box only]  / /   7 days
                                        / /   30 days
                                        / /   90 days

         The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof and as of the date of the requested Conversion and after giving effect thereto, (a) no Default or Event of Default has or shall have occurred and be continuing, and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are and shall be true and correct in all material respects, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

         If  notice  of  the  requested   Conversion  was  given  previously  by
telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 2.10. of the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Conversion as of the date first written above.

                                 HRPT PROPERTIES TRUST

                                 By:
                                     ------------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                    EXHIBIT F

                      FORM OF NOTICE OF SWINGLINE BORROWING

                                                ------------, -----

First Union National Bank, as Agent
One First Union Center, TW-6
301 South College Street
Mail Code:  NC0166
Charlotte, North Carolina  28288-0166
Attention:  ______________

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among HRPT Properties Trust (the "Borrower"), the financial institutions party thereto and their assignees under
Section 12.5 thereof (the "Lenders"), First Union National Bank, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         1. Pursuant to Section 2.3.(b) of the Credit Agreement, the Borrower hereby requests that the Swingline Lender make a Swingline Loan to the Borrower in an amount equal to $__________________.

         2. The Borrower requests that such Swingline Loan be made available to the Borrower on ____________, 200_.

         3.       The  proceeds  of this  Swingline  Loan  will be used  for the
                  following  purpose:   ________________________________________
                  ___________________________________________________________.

         4.       The Borrower requests that the proceeds of such Swingline Loan
                  be     made      available      to     the     Borrower     by
                  ______________________________.

         The Borrower hereby certifies to the Agent, the Swingline Lender and the Lenders that as of the date hereof, as of the date of the making of the requested Swingline Loan, and after making such Swingline Loan, (a) no Default or Event of Default has or shall have occurred and be continuing, and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are and shall be true and correct in all material respects, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement. In addition, the Borrower certifies to the Agent and the Lenders that all conditions to the making of the requested Swingline Loan contained in Article V. of the Credit Agreement will have been satisfied at the time such Swingline Loan is made.

         If notice of the requested borrowing of this Swingline Loan was previously given by telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 2.3.(b) of the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Notice of Swingline Borrowing as of the date first written above.

                                 HRPT PROPERTIES TRUST

                                 By:
                                     -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                    EXHIBIT G

                             FORM OF SWINGLINE NOTE


$25,000,000.00                                                   April 30, 2001

         FOR VALUE RECEIVED, the undersigned, HRPT PROPERTIES TRUST, a Maryland real estate investment trust (the "Borrower"), hereby promises to pay to the order of FIRST UNION NATIONAL BANK (the "Swingline Lender") to its address at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Swingline Lender to the Borrower, the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of Swingline Loans made by the Swingline Lender to the Borrower under the Credit Agreement), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

         The date, amount of each Swingline Loan, and each payment made on account of the principal thereof, shall be recorded by the Swingline Lender on its books and, prior to any transfer of this Note, endorsed by the Swingline Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Swingline Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Swingline Loans.

         This Note is the Swingline Note referred to in the Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the financial institutions party thereto and their assignees under Section 12.5 thereof (the "Lenders"), First Union National Bank, as Agent, and the other parties thereto, and evidences Swingline Loans made to the Borrower thereunder. Terms used but not otherwise defined in this Note have the respective meanings assigned to them in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Swingline Loans upon the terms and conditions specified therein.

         This Note shall be governed by, and construed in accordance with, the laws of the State of NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

         The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

         Time is of the essence for this Note.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Swingline Note under seal as of the date first written above.

                                 HRPT PROPERTIES TRUST

                                 By:
                                     ----------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                                 Attest:
                                        -------------------------------------
                                         Name:
                                              -------------------------------
                                         Title:
                                               ------------------------------


                                 [CORPORATE SEAL]

                           SCHEDULE OF Swingline LOANS

         This Note evidences Swingline Loans made under the within-described Credit Agreement to the Borrower, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

                    Principal                         Unpaid
                     Amount      Amount Paid or      Principal      Notation
Date of Loan        of Loan         Prepaid           Amount         Made By
------------        -------         -------           ------         -------

                                    EXHIBIT H

                         FORM OF BID RATE QUOTE REQUEST

                                               --------------, -----

First Union National Bank, as Agent
One First Union Center, TW-6
301 South College Street
Mail Code:  NC0166
Charlotte, North Carolina  28288-0166
Attention:  ______________

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among HRPT Properties Trust (the "Borrower"), the financial institutions party thereto and their assignees under
Section 12.5 thereof (the "Lenders"), First Union National Bank, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         1. The Borrower hereby requests Bid Rate Quotes for the following proposed Bid Rate Borrowings:

Borrowing Date                 Amount1                     Interest Period2
--------------                 -------                     ----------------

______________, 200_           $____________               ______ days


         2. Borrower's Credit Rating, as applicable, as of the date hereof is:

                           S&P      _______
                           Moody's  _______



--------

1    Minimum amount of $10,000,000 or larger multiple of $500,000.

2    Not less than 7 nor more than 90 days in duration.

         3. The proceeds of this Bid Rate borrowing will be used for the following purpose: -----------------------------------------
                  ----------------------------------------------------------.

         4. After giving effect to the Bid Rate Borrowing requested herein, the total amount of Bid Rate Loans outstanding shall be $______________.3

         The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Bid Rate Loans, and after making such Bid Rate Loans, (a) no Default or Event of Default has or shall have occurred and be continuing, and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are and shall be true and correct in all material respects, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement. In addition, the Borrower certifies to the Agent and the Lenders that all conditions to the making of the requested Bid Rate Loans contained in Article V. of the Credit Agreement will have been satisfied at the time such Bid Rate Loans are made.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Bid Rate Quote Request as of the date first written above.

                                 HRPT PROPERTIES TRUST

                                 By:
                                     ------------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



----------
3 Must not be in excess of the lesser of (i) $200,000,000 or (ii) one-half of the aggregate amount of all existing Commitments.

                                    EXHIBIT I

                             FORM OF BID RATE QUOTE

                                              ----------------, ----

First Union National Bank, as Agent
One First Union Center, TW-6
301 South College Street
Mail Code:  NC0166
Charlotte, North Carolina  28288-0166
Attention:  ______________

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among HRPT Properties Trust (the "Borrower"), the financial institutions party thereto and their assignees under
Section 12.5 thereof (the "Lenders"), First Union National Bank, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     In response to Borrower's Bid Rate Quote Request dated _____________, 200_, the undersigned hereby makes the following Bid Rate Quote(s) on the following terms:

        1.       Quoting Lender:____________________________

        2.       Person to contact at quoting Lender:_________________________

        3. The undersigned offers to make Bid Rate Loan(s) in the following principal amount(s), for the following Interest Period(s) and at the following Bid Rate(s):


Borrowing Date                   Amount1                     Interest Period2
--------------                   -------                     ----------------

______________, 200_             $____________               ______ days



--------

1    Minimum amount of $10,000,000 or larger multiple of $500,000.

2    Not less than 7 nor more than 90 days in duration.

         The undersigned understands and agrees that the offer(s) set forth above, subject to satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate[s] the undersigned to make the Bid Rate Loan(s) for which any offer(s) [is/are] accepted, in whole or in part.



                                 [Name of Quoting Lender]

                                 By:
                                    ------------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                    EXHIBIT J

                        FORM OF BID RATE QUOTE ACCEPTANCE

                            __________________, 200_

First Union National Bank, as Agent
One First Union Center, TW-6
301 South College Street
Mail Code:  NC0166
Charlotte, North Carolina  28288-0166
Attention:  ______________

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among HRPT Properties Trust (the "Borrower"), the financial institutions party thereto and their assignees under
Section 12.5 thereof (the "Lenders"), First Union National Bank, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     Borrower hereby accepts the following offer(s) of Bid Rate Quotes to be made available to the Borrower on ____________, 200_:

     Quote Date                      Quoting Lender             Amount Accepted
     ----------                      --------------             ---------------

 ____________, 200_                  _______________              $___________

 ____________, 200_                  _______________              $___________

 ____________, 200_                  _______________              $___________

         The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Bid Rate Loans, and after making such Bid Rate Loans, (a) no Default or Event of Default has or shall have occurred and be continuing, and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are and shall be true and correct in all material respects, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement. In addition, the Borrower certifies to the Agent and the Lenders that all conditions to the making of the requested Bid Rate
                                      J-1

Loans contained in Article V. of the Credit Agreement will have been satisfied at the time such Bid Rate Loans are made.

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Bid Rate Quote Acceptance as of the date first written above.

                                 HRPT PROPERTIES TRUST

                                 By:
                                     ------------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                    EXHIBIT K

                             FORM OF REVOLVING NOTE

$____________________                                     _______________, 200_


         FOR VALUE RECEIVED, the undersigned, HRPT PROPERTIES TRUST, a Maryland real estate investment trust (the "Borrower"), hereby promises to pay to the order of ____________________ (the "Lender"), in care of First Union National Bank, as Agent (the "Agent") to First Union National Bank, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrower, the principal sum of ________________ AND ____/100 DOLLARS ($____________) (or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans made by the Lender to the Borrower under the Credit Agreement (as herein defined)), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

         The date, amount of each Revolving Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Revolving Loans made by the Lender.

         This Note is one of the Revolving Notes referred to in the Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the financial institutions party thereto and their assignees under
Section 12.5 thereof (the "Lenders"), the Agent, and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

         Except as permitted by Section 12.5.(d) of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

         This Note shall be governed by, and construed in accordance with, the laws of the State of NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

         The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

         Time is of the essence for this Note.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note under seal as of the date first written above.

                                 HRPT PROPERTIES TRUST

                                 By:
                                     ----------------------------------------
                                      Name:
                                           ----------------------------------
                                      Title:
                                            ---------------------------------


                                 Attest:
                                        -------------------------------------
                                         Name:
                                              -------------------------------
                                         Title:
                                               ------------------------------

                                 [CORPORATE SEAL]

                                    EXHIBIT L

                              FORM OF BID RATE NOTE

                                                             ____________, 200_

         FOR VALUE RECEIVED, the undersigned, HRPT PROPERTIES TRUST, a Maryland real estate investment trust (the "Borrower"), hereby promises to pay to the order of ________________ (the "Lender"), in care of First Union National Bank, as Agent (the "Agent") to First Union National Bank, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrower, the aggregate unpaid principal amount of Bid Rate Loans made by the Lender to the Borrower under the Credit Agreement, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Bid Rate Loan, at such office at the rates and on the dates provided in the Credit Agreement.

         The date, amount, interest rate and maturity date of each Bid Rate Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Bid Rate Loans made by the Lender.

         This Note is one of the Bid Rate Notes referred to in the Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the financial institutions party thereto and their assignees under
Section 12.5 thereof (the "Lenders"), the Agent, and the other parties thereto, and evidences Bid Rate Loans made by the Lender thereunder. Terms used but not otherwise defined in this Note have the respective meanings assigned to them in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Bid Rate Loans upon the terms and conditions specified therein.

     Except as permitted by Section 12.5. of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

         This Note shall be governed by, and construed in accordance with, the laws of the State of NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

         The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

         Time is of the essence for this Note.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Bid Rate Note under seal as of the date first written above.

                                 HRPT PROPERTIES TRUST

                                 By:
                                     ---------------------------------------
                                      Name:
                                           ---------------------------------
                                      Title:
                                            --------------------------------


                                 Attest:
                                        ------------------------------------
                                         Name:
                                              ------------------------------
                                         Title:
                                               -----------------------------


                                 [CORPORATE SEAL]

                           SCHEDULE OF BID RATE LOANS


         This Note evidences Bid Rate Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:


         Principal               Maturity     Amount      Unpaid
Date of  Amount of    Interest    Date of     Paid or    Principal    Notation
 Loan       Loan        Rate       Loan       Prepaid     Amount      Made By
 ----       ----        ----       ----       -------     ------      -------

                                    EXHIBIT M

                          FORM OF CANCELLATION REQUEST

                               ____________, 2003

First Union National Bank, as Agent
One First Union Center, TW-6
301 South College Street
Mail Code:  NC0166
Charlotte, North Carolina  28288-0166
Attention:  Rex E. Rudy

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among HRPT Properties Trust (the "Borrower"), the financial institutions party thereto and their assignees under
Section 12.5 thereof (the "Lenders"), First Union National Bank, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         Pursuant to Section 2.13 of the Credit Agreement, the Borrower hereby requests that the Lenders agree to shorten the Termination Date from its current date of April 30, 2005 by one year to April 30, 2004.

         The Borrower hereby certifies to the Agent and the Lenders that (a) no Default or Event of Default has occurred and is continuing, and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which it is a party, are true and correct, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has duly executed this Cancellation Request as of the date first written above.

                                 HRPT PROPERTIES TRUST

                                 By:
                                     -----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                   EXHIBIT N-1

                           FORM OF OPINION OF COUNSEL


                       [LETTERHEAD OF BORROWER'S COUNSEL]

First Union National Bank, as Agent
for the Lenders under the Credit
Agreement referred to below
One First Union Center, TW-6
301 South College Street
Charlotte, North Carolina 28288

The Additional Addressees set
forth on Schedule I hereto

Ladies and Gentlemen:

         This opinion is delivered to you pursuant to Section 5.1(a)(iv) of the Credit Agreement dated as of April [19], 2001 (the "Credit Agreement") by and among HRPT Properties Trust, a real estate investment trust organized under the laws of the State of Maryland (the "Borrower"), the Lenders party thereto, First Union National Bank, as Agent, and the other parties thereto. We have acted as counsel for the Borrower and each of the Guarantors listed on Schedule II hereto (collectively with Borrower, the "Loan Parties") in connection with the Credit Agreement and the other Loan Documents identified below. Capitalized terms used in this opinion, unless otherwise defined herein, shall have the meanings assigned thereto in the Credit Agreement.

         For purposes of the opinions expressed below, we have examined executed counterparts of:

                  (i)      the Credit Agreement;

                  (ii)     the Revolving Notes;

                  (iii)    the Bid Rate Notes;

                  (iv)     the Swingline Note; and

                  (v)      the Guaranty.

The Credit Agreement, the Revolving Notes, the Bid Rate Notes, the Swingline Note and the Guaranty are collectively referred to herein as the "Loan Documents".

         In addition, we have examined the originals or copies of the declaration of trust, limited partnership agreement, articles of incorporation, articles of organization, by-laws and operating agreements, as applicable, of each Loan Party (collectively, the "Organizational Documents" for such Loan Party), certain resolutions of the board of directors or other governing body of each Loan Party and such other records, agreements and instruments of the Loan Parties, certificates of public officials and of officers of the Loan Parties and such other documents and records, and such matters of law, as we have deemed necessary as a basis for the opinions hereinafter expressed.

         In connection with this opinion, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies, which facts we have not independently verified. As to various facts material to the opinions set forth herein, we have relied without independent verification upon factual representations made by the Borrower in the Credit Agreement, upon certificates of public officials and upon facts certified to us by officers of the Loan Parties, as the case may be.

         For purposes of the opinions expressed herein, we have assumed that (i) each Lender and Titled Agent, each Loan Party organized under the laws of a jurisdiction other than Delaware, New York or Massachusetts and each other party (other than Loan Parties organized under the laws of Delaware, New York or Massachusetts) to the Loan Documents and to all other documents, agreements and instruments examined by us (A) are corporations or other entities validly existing under the laws of the jurisdiction of its organization and (B) have all requisite power and authority (corporate and other), and have taken all necessary action to enter into and perform all of its obligations under the Loan Documents or such other documents, agreements and instruments to which they are a party, and (ii) each Loan Document and each such other document, agreement and instrument are and will be the valid, binding and enforceable obligations of each party thereto, other than the Loan Parties. We express no opinion upon the application of any federal, state or local statute, law, rule or regulation (including without limitation any Federal or state banking, truth-in-lending or other similar credit statute, law, rule or regulation) to the authority of any Lender or Titled Agent to enter into and to carry out its respective obligations under and exercise rights or remedies under the Loan Documents.

         Statements herein as to the truth of certain matters "to our knowledge" or as to matters "known to us" and similar statements refer to the knowledge consciously held by the individual lawyers in our firm who have participated in the negotiation and drafting of the Loan Documents without independent investigation and do not necessarily refer to such knowledge as might be acquired by a review of all of our files with respect to matters involving the Loan Parties or by interviews with all present and former members and associates of our firm. Without limiting the generality of the foregoing, please be advised that in connection with the opinions expressed in paragraphs 6 and 8 below, we have not conducted any searches of dockets of any courts or other Governmental Authorities.

     Barry M. Portnoy is a trustee of the Borrower, a trustee and/or director of the Guarantors and a director and 50% shareholder of REIT Management & Research Inc. ("RMR"), a Delaware corporation which is the Borrower's advisor. Jennifer
B. Clark is a Senior Vice President of the Borrower and an officer of several of the Guarantors and of RMR. Mr. Portnoy and Ms. Clark are retired members of this firm. Inquiries concerning matters which may be known to Mr. Portnoy or Ms. Clark should be directed to them.

         This   opinion  is  limited  to  the  laws  of  the   Commonwealth   of
Massachusetts, the laws of the State of New York (with respect to paragraphs 5 and 11 only), the General Corporation Law and the Revised Uniform Limited Partnership Act of the State of Delaware and the federal laws of the United States of America, and we express no opinions with respect to the law of any other jurisdiction. We express no opinion as to the effect of the law of any jurisdiction other than the State of New York wherein any Lender Party may be located or wherein enforcement of the Credit Agreement or any of the other Loan Documents may be sought that limits the rates of interest legally chargeable or collectible.

         Our opinions set forth in paragraphs 1 and 3 below with respect to the existence, good standing or qualification of the Borrower and the Guarantors in various jurisdictions, other than the Guarantors which, as set forth on Schedule II hereto, are Massachusetts "nominee trusts," are based solely on certificates to that effect issued by the Secretaries of State of such jurisdictions and heretofore delivered to the Agent. Our opinion set forth in paragraph 2 below with respect to the existence of each Guarantor which, as set forth on Schedule II hereto, is a Massachusetts "nominee trust," is based solely on a certificate to such effect from its trustee or trustees heretofore delivered to the Agent.

         Our opinions set forth below are subject to the following general qualifications:

                  (a) Our opinion  set forth in  paragraph 5 below is subject to
         (i) the  effect of  applicable  bankruptcy,  insolvency,  receivership, reorganization, moratorium, liquidation or other similar laws (including, without limitation, all laws relating to fraudulent transfers) relating to or affecting creditors' rights generally, and
         (ii) general principles of equity (including the availability of equitable remedies and further including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law. Further, pursuant to such equitable principles, Section 3 of the Guaranty, which provides, among other things, that the liability of the Guarantors shall not be affected by amendments to or other changes in the Loan Documents, might be enforceable only to the extent that such amendments or other changes were not so material as to constitute a new contract among the parties.

                  (b) We express no opinion as to powers provisions granting indemnity or rights of contribution (to the extent limited by federal or state securities laws or public policy).

                  (c) We express no opinion as to (i) any provision of a Loan Document to the effect that provisions therein may only be amended or waived in writing, to the extent that an oral agreement modifying such provisions has been entered into, or (ii) any provision of any Loan Document for the payment of an increased rate of interest after maturity or a default, late charges or similar payments (or any guaranty thereof) to the extent such interest, charger or payments constitutes a penalty or for the payment of interest after judgment in excess of any applicable statutory rate (or any guaranty thereof).

                  (d) The  enforceability  of the Loan  Documents may be limited
         (i) by general principles of contract law that where less than all of an agreement is enforceable, the balance is enforceable only when the unenforceable portion is not an essential part of the agreed exchange, and (ii) by the exercise of judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs.

                  (e) We express no opinion as to whether any of the Guarantors may guarantee or otherwise become liable for indebtedness incurred by the Borrower or another Loan Party except to the extent that the guaranteeing Guarantor may be determined to have benefited from the incurrence of such indebtedness by such other entity, and we express no opinion as to whether the amount of such benefit may be determined by any measure other than the extent to which proceeds of the indebtedness incurred by such other entity are directly or indirectly made available to the Guarantor for its corporate, partnership or analogous purposes. For purposes of this opinion, we have relied on the certification of each Loan Party that the transactions contemplated by the Loan Documents are necessary or convenient to the conduct, promotion or attainment of the business of such Loan Party.

                  (f) We express no opinion as to (i) whether a state court outside of the State of New York or a Federal court would give effect to the choice of New York law provided for in the Loan Documents or to the provisions of Section 12.4(b) of the Credit Agreement or Section 17(b) of the Guaranty (or any comparable provision of any other Loan Document), or (ii) the provisions of Section 12.4(b) of the Credit Agreement or Section 17(b) of the Guaranty (or any comparable provision of any other Loan Document) to the extent they relate to the subject matter jurisdiction of any Federal court.

         Based upon and subject to the foregoing, we are of the opinion that:

         1. Each Guarantor which, as set forth on Schedule II hereto, is a corporation or limited partnership organized under the laws of the State of Delaware or the Commonwealth of Massachusetts (i) is validly existing and in good standing as a corporation or limited partnership under the laws of the State of Delaware or the Commonwealth of Massachusetts, as the case may be, and
(ii) has the corporate or partnership (as the case may be) power to execute and deliver, and to perform its obligations under, the Guaranty, and to own and use its material assets and conduct its business in all material respects as presently conducted.

         2. Each Guarantor which, as set forth on Schedule II hereto, is a Massachusetts "nominee trust" (i) exists as a trust under the laws of the Commonwealth of Massachusetts and (ii) has the trust power to execute, deliver and perform the Guaranty and to own and lease its material assets and conduct its business in all material respects as presently conducted.

         3. The Borrower is qualified to transact business as a foreign real estate investment trust or business trust in the jurisdictions listed [under] its name on Schedule III hereto. Each Guarantor is qualified to transact business as a foreign real estate investment trust, business trust, corporation or limited partnership, as applicable, in the respective jurisdictions listed [under] its name on such Schedule III.

         4. The execution and delivery of the Guaranty by each Guarantor which is organized under the laws of the State of Delaware or the Commonwealth of Massachusetts and the performance by such Guarantor of its obligations thereunder have been duly authorized by all necessary corporate, partnership or trust (as the case may be) action on the part of such Guarantor.

         5. Each Loan Party has duly executed and delivered the Loan Documents to which it is a party, and each Loan Document is a valid and binding obligation of each Loan Party which is a party thereto, enforceable against each such Loan Party in accordance with its terms.

         6. The execution and delivery by each of the Loan Parties of the Loan Documents to which it is a party do not, and if each of the Loan Parties were now to perform its obligations under such Loan Documents, such performance would not, result in any material:

                  (a) violation of such Loan Party's respective Organizational Documents;

                  (b)  violation  of  any  existing   federal  or  Massachusetts
         constitution or statute or any existing federal or Massachusetts governmental regulation or rule to which such Loan Party or its assets are subject;

                  (c) breach or violation of or default under any of the agreements, instruments, indentures or other documents listed on
         Schedule 6.1(g) or Schedule 6.1(h) to the Credit Agreement to which such Loan Party is a party or by which such Loan Party or its assets is bound;

                  (d) creation or imposition of any contractual lien or security interest in, on or against the assets of any Loan Party under any of the agreements, instruments, indentures or other documents listed on
         Schedule 6.1(g) or Schedule 6.1(h) to the Credit Agreement to which such Loan Party is a party or by which such Loan Party or its respective assets is bound; or

                  (e) violation of any judicial or administrative decree, writ, judgment or order to which, to our knowledge, any Loan Party or its respective assets are subject.

         7. The execution, delivery and performance by each of the Loan Parties of each Loan Document to which it is a party, and the consummation by the Loan Parties of the transactions thereunder, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority of the United States of America or the Commonwealth of Massachusetts or by any Governmental Authority of the State of Delaware pursuant to the General Corporation Law or the Revised Uniform Limited Partnership Act of the State of Delaware.

         8. To our knowledge there is no (i) undischarged judgment which has been entered against any Loan Party, the satisfaction of which, or (ii) action, suit, proceeding or investigation before or by any federal or state court, agency or other governmental or administrative board or body, pending or threatened, against any of the Loan Parties in which an unfavorable decision, ruling or finding, would materially adversely affect the business or properties or financial condition of the Loan Parties, considered as a consolidated whole, or the validity or enforceability of any of the Loan Documents.

         9. None of the Loan Parties is, or, after giving effect to the Loans, if made on the date hereof, would be, subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended, or to any federal or Massachusetts statute or regulation specifically limiting its ability to incur indebtedness for borrowed money.

         10. Assuming that Borrower applies the proceeds of the Loans as provided in the Credit Agreement, the transactions contemplated by the Loan Documents do not violate the provisions of Regulations T, U or X of the Federal Reserve Board.

         11. The consideration to be paid to the Lender for the financial accommodations to be provided to the Loan Parties pursuant to the Credit Agreement does not violate any law of the State of New York relating to interest and usury.

         This opinion is furnished to you solely for your benefit in connection with the consummation of the transactions contemplated by the Credit Agreement and may not be relied upon by any other person or entity, other than an Assignee of a Lender, or for any other purpose without our express, prior written consent. All of the opinions set forth herein are rendered as of the date hereof, and we assume no obligation to update such opinions to reflect any facts or circumstances which may hereafter come to our attention or any changes in the law which may hereafter occur.

                                     Very truly yours,



                                     [SULLIVAN & WORCESTER LLP]

                                                                   SCHEDULE I

                          List of Additional Addressees

Fleet National Bank
Wells Fargo Bank, National Association
Commerzbank  AG, New York and Grand Cayman Branches
The Bank of New York
AmSouth Bank
Citizens Bank of Massachusetts
SunTrust Bank
The Governor and Company of the Bank of Ireland
Chevy Chase Bank
Eastern Bank
National Bank of Egypt, New York Branch
RZB Finance LLC
Bank Leumi USA

                                                                     SCHEDULE II

                               List of Guarantors

                                                                   SCHEDULE III

            List of Jurisdictions in which Borrower is Qualified to
                      Transact Business as a Foreign Trust

                                    EXHIBIT O

                         FORM OF COMPLIANCE CERTIFICATE

                              _______________, 200_


First Union National Bank, as Agent
One First Union Center, TW-6
301 South College Street
Mail Code:  NC0166
Charlotte, North Carolina  28288-0166

Each  of  the  Lenders  Party  to  the  Credit   Agreement
   referred to below

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among HRPT Properties Trust (the "Borrower"), the financial institutions party thereto and their assignees under
Section 12.5 thereof (the "Lenders"), First Union National Bank, as Agent (the "Agent") and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

         Pursuant to Section 8.3. of the Credit Agreement, the undersigned hereby certifies to the Agent and the Lenders as follows:

         (1) The undersigned is the chief financial officer of the Borrower.

         (2) The undersigned has examined the books and records of the Borrower and has conducted such other examinations and investigations as are reasonably necessary to provide this Compliance Certificate.

         (3) No Default or Event of Default exists [if such is not the case, specify such Default or Event of Default and its nature, when it occurred and whether it is continuing and the steps being taken by the Borrower with respect to such event, condition or failure].

         (4) The representations and warranties made or deemed made by the Borrower and the other Loan Parties in the Loan Documents to which any is a party, are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

         (5) Attached hereto as Schedule 1 are reasonably detailed calculations establishing whether or not the Borrower and its Subsidiaries were in compliance with the covenants contained in Sections 9.1 through 9.3 and 9.6 of the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.




                                 Name:
                                       ------------------------------------
                                 Title:
                                       ------------------------------------

                                   Schedule 1

                          [Calculations to be Attached]

                                    EXHIBIT P

                                FORM OF GUARANTY


         THIS GUARANTY dated as of April 30, 2001, executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement in the form of Annex I hereto (all of the undersigned, together with such other Persons each a "Guarantor" and collectively, the "Guarantors") in favor of (a) FIRST UNION NATIONAL BANK, in its capacity as Agent (the "Agent") for the Lenders under that certain that certain Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among HRPT Properties Trust (the "Borrower"), the financial institutions party thereto and their assignees under Section 12.5 thereof (the "Lenders"), the Agent, and the other parties thereto, and (b) the Lenders and the Swingline Lender.

         WHEREAS, pursuant to the Credit Agreement, the Agent, the Lenders and the Swingline Lender have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

         WHEREAS, the Borrower owns, directly or indirectly, at least a majority of the issued and outstanding Equity Interests in each Guarantor;

         WHEREAS, the Borrower and each of the Guarantors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Agent, the Lenders and the Swingline Lender through their collective efforts;

         WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Agent, the Lenders and the Swingline Lender making such financial accommodations available to the Borrower under the Credit
Agreement and, accordingly, each Guarantor is willing to guarantee the Borrower's obligations to the Agent, the Lenders and the Swingline Lender on the terms and conditions contained herein; and

         WHEREAS, each Guarantor's execution and delivery of this Guaranty is a condition to the Agent and the Lenders making, and continuing to make, such financial accommodations to the Borrower.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor agrees as follows:

         Section 1. Guaranty. Each Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the "Guarantied Obligations"): (a) all indebtedness and obligations owing by the Borrower to any Lender, the

Swingline Lender or the Agent under or in connection with the Credit Agreement and any other Loan Document, including without limitation, the repayment of all principal of the Revolving Loans, Bid Rate Loans, Swingline Loans and the Reimbursement Obligations, and the payment of all interest, Fees, charges, attorneys' fees and other amounts payable to any Lender or the Agent thereunder or in connection therewith; (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (c) all expenses, including, without limitation, reasonable attorneys' fees and disbursements, that are incurred by the Lenders and the Agent in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder; and (d) all other Obligations.

         Section 2. Guaranty of Payment and Not of Collection. This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account. Accordingly, none of the Lenders, the Swingline Lender or the Agent shall be obligated or required before enforcing this Guaranty against any
Guarantor: (a) to pursue any right or remedy any of them may have against the Borrower, any other Guarantor or any other Person or commence any suit or other proceeding against the Borrower, any other Guarantor or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Borrower, any other Guarantor or any other Person; or (c) to make demand of the Borrower, any other Guarantor or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Lenders, the Swingline Lender or the Agent which may secure any of the Guarantied Obligations.

         Section 3. Guaranty Absolute. Each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent, the Lenders or the Swingline Lender with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

         (a) (i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any Guarantied Obligations, or
(iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the Guarantied Obligations or any other instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

         (b) any lack of validity or enforceability of the Credit Agreement, any of the other Loan Documents, or any other document, instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

         (c) any furnishing to the Agent, the Lenders or the Swingline Lender of any security for the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Obligations;

         (d) any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to the Guarantied Obligations, or any subordination of the payment of the Guarantied Obligations to the payment of any other liability of the Borrower or any other Loan Party;

         (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Guarantor, the Borrower, any other Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

         (f) any act or failure to act by the Borrower, any other Loan Party or any other Person which may adversely affect such Guarantor's subrogation rights, if any, against the Borrower to recover payments made under this Guaranty;

         (g) any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the Obligations;

         (h) any application of sums paid by the Borrower, any other Guarantor or any other Person with respect to the liabilities of the Borrower to the Agent, the Lenders or the Swingline Lender, regardless of what liabilities of the Borrower remain unpaid;

         (i) any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof; or

         (j) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor hereunder (other than indefeasible payment in full).

         Section 4. Action with Respect to Guarantied Obligations. The Lenders and the Agent may, at any time and from time to time, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder, take any and all actions described in Section 3 and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement the Credit Agreement or any other Loan Document; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Obligations; (d) release any other Loan Party or other Person liable in any manner for the payment or collection of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against the Borrower, any other Guarantor or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Lenders shall elect.

         Section 5. Representations and Warranties. Each Guarantor hereby makes to the Agent, the Lenders and the Swingline Lender all of the representations and warranties made by the Borrower with respect to or in any way relating to such Guarantor in the Credit Agreement and the other Loan Documents, as if the same were set forth herein in full.

         Section 6. Covenants. Each Guarantor will comply with all covenants which the Borrower is to cause such Guarantor to comply with under the terms of the Credit Agreement or any of the other Loan Documents.

         Section 7. Waiver. Each Guarantor, to the fullest extent permitted by Applicable Law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder.

         Section 8. Inability to Accelerate Loan. If the Agent, the Swingline Lender and/or the Lenders are prevented under Applicable Law or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Agent, the Swingline Lender and/or the Lenders shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

         Section 9. Reinstatement of Guarantied Obligations. If claim is ever made on the Agent, any Lender or the Swingline Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and the Agent, such Lender or the Swingline Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the Agent, such Lender or the Swingline Lender with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, any of the other Loan Documents, or any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the Agent, such Lender or the Swingline Lender for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Agent, such Lender or the Swingline Lender.

         Section 10. Subrogation. Upon the making by any Guarantor of any payment hereunder for the account of the Borrower, such Guarantor shall be subrogated to the rights of the payee against the Borrower; provided, however, that such Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Guarantor may have against the Borrower arising by reason of any payment or performance by such Guarantor pursuant to this Guaranty, unless and until all of the Guarantied Obligations have been indefeasibly paid and performed in full. If any amount shall be paid to such Guarantor on account of or in respect of such subrogation rights or other claims or causes of action, such Guarantor shall hold such amount in trust for the benefit of the Agent, the Lenders and the Swingline Lender and shall forthwith pay such amount to the Agent to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Guarantied Obligations existing.

         Section 11. Payments Free and Clear. All sums payable by each Guarantor hereunder, whether of principal, interest, Fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including any Taxes), and if any Guarantor is required by Applicable Law or by a Governmental Authority to make any such deduction or withholding, such Guarantor shall pay to the Agent, the Lenders and the Swingline Lender such additional amount as will result in the receipt by the Agent, the Lenders and the Swingline Lender of the full amount payable hereunder had such deduction or withholding not occurred or been required.

         Section 12. Set-off. In addition to any rights now or hereafter granted under any of the other Loan Documents or Applicable Law and not by way of limitation of any such rights, each Guarantor hereby authorizes the Agent and each Lender, at any time during the continuance of an Event of Default, without any prior notice to such Guarantor or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender subject to receipt of the prior written consent of the Agent exercised in its sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Agent, such Lender, or any affiliate of the Agent or such Lender, to or for the credit or the account of such Guarantor against and on account of any of the Guarantied Obligations, although such obligations shall be contingent or unmatured. Each Guarantor agrees, to the fullest extent permitted by Applicable Law, that any Participant may exercise rights of setoff or counterclaim and other rights with respect to its participation as fully as if such Participant were a direct creditor of such Guarantor in the amount of such participation.

         Section 13. Subordination. Each Guarantor hereby expressly covenants and agrees for the benefit of the Agent, the Lenders and the Swingline Lender that all obligations and liabilities of the Borrower to such Guarantor of whatever description, including without limitation, all intercompany receivables of such Guarantor from the Borrower (collectively, the "Junior Claims") shall be subordinate and junior in right of payment to all Guarantied Obligations. If an Event of Default shall have occurred and be continuing, then no Guarantor shall accept any direct or indirect payment (in cash, property or securities, by setoff or otherwise) from the Borrower on account of or in any manner in respect of any Junior Claim until all of the Guarantied Obligations have been indefeasibly paid in full.

         Section 14. Avoidance Provisions. It is the intent of each Guarantor, the Agent, the Lenders and the Swingline Lender that in any Proceeding, such Guarantor's maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Lenders and the Swingline Lender) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code") and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of
Section 544 of the Bankruptcy Code or otherwise. The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Lenders and the Swingline Lender) shall be determined in any such Proceeding are referred to as the "Avoidance Provisions". Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent, the Lenders and the Swingline Lender), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the Agent, the Lenders and the Swingline Lender hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Agent, the Lenders and the Swingline Lender that would not otherwise be available to such Person under the Avoidance Provisions.

         Section 15. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Borrower and the other Guarantors, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agent, the Lenders or the Swingline Lender shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.

         Section 16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

         Section 17.  Waiver of jury trial.

         (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG ANY GUARANTOR, THE AGENT OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE

LENDERS, THE AGENT AND EACH GUARANTOR HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE.

         (b) EACH OF THE GUARANTORS, THE AGENT AND EACH LENDER HEREBY AGREES THAT THE FEDERAL DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK OR, AT THE OPTION OF THE AGENT, ANY STATE COURT LOCATED IN NEW YORK, NEW YORK, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG ANY GUARANTOR, THE AGENT OR ANY OF THE LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE LOANS, THE LETTERS OF CREDIT, THE NOTES OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM. EACH GUARANTOR AND EACH OF THE LENDERS EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

         (c) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS GUARANTY.

         Section 18. Loan Accounts. The Agent, each Lender and the Swingline Lender may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guarantied Obligations, and in the case of any dispute relating to any of the outstanding amount, payment or receipt of any of the Guarantied Obligations or otherwise, the entries in such books and accounts shall be deemed prima facie evidence of the amounts and other matters set forth herein. The failure of the Agent, any Lender or the Swingline Lender to maintain such books and accounts shall not in any way relieve or discharge any Guarantor of any of its obligations hereunder.

         Section 19. Waiver of Remedies. No delay or failure on the part of the Agent, any Lender or the Swingline Lender in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Agent, any Lender or the Swingline Lender of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy.

         Section 20. Termination. This Guaranty shall remain in full force and effect until indefeasible payment in full of the Guarantied Obligations and the other Obligations and the termination or cancellation of the Credit Agreement in accordance with its terms.

         Section 21. Successors and Assigns. Each reference herein to the Agent or the Lenders shall be deemed to include such Person's respective successors and assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor's successors and assigns, upon whom this Guaranty also shall be binding. The Lenders and the Swingline Lender may, in accordance with the applicable provisions of the Credit Agreement, assign, transfer or sell any Guarantied Obligation, or grant or sell participations in any Guarantied Obligations, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor's obligations hereunder. Each Guarantor hereby consents to the delivery by the Agent or any Lender to any Assignee or Participant (or any prospective Assignee or Participant) of any financial or other information regarding the Borrower or any Guarantor. No Guarantor may assign or transfer its obligations hereunder to any Person without the prior written consent of all Lenders and any such assignment or other transfer to which all of the Lenders have not so consented shall be null and void.

         Section 22. Joint and Several Obligations. the obligationS of the Guarantors HEREUNDER SHALL BE joint and several, and ACCORDINGLY, each Guarantor CONFIRMS THAT IT is liable for the full amount of the "GUARANTiED Obligations" AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER gUARANTORS HEREUNDER.

         Section 23. Amendments. This Guaranty may not be amended except in writing signed by the Requisite Lenders (or all of the Lenders if required under the terms of the Credit Agreement), the Agent and each Guarantor.

         Section 24. Payments. All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Agent at the Principal Office, not later than 2:00 p.m. on the date of demand therefor.

         Section 25. Notices. All notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to the Agent, any Lender or the Swingline Lender at its respective address for notices provided for in the Credit Agreement, or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; or
(iii) if hand delivered, when delivered; provided, however, that any notice of a change of address for notices shall not be effective until received.

         Section 26. Severability. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 27. Headings. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

         Section 28.  Trustees, Etc. Not Liable.

         IN THE CASE OF ANY GUARANTOR THAT IS A TRUST, NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SUCH GUARANTOR SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, SUCH GUARANTOR. ALL PERSONS DEALING WITH SUCH GUARANTOR, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SUCH GUARANTOR FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION OWING BY SUCH GUARANTOR HEREUNDER. THE PROVISIONS OF THIS SECTION SHALL NOT LIMIT ANY OBLIGATIONS OF ANY LOAN PARTY.

         Section 29.  Limitation of Liability.

         Neither the Agent nor any Lender, nor any affiliate, officer, director, employee, attorney, or agent of the Agent or any Lender, shall have any liability with respect to, and each Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by a Guarantor in connection with, arising out of, or in any way related to, this Guaranty or any of the other Loan Documents, or any of the transactions contemplated by this Guaranty, the Credit Agreement or any of the other Loan Documents. Each Guarantor hereby waives, releases, and agrees not to sue the Agent or any Lender or any of the Agent's or any Lender's affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Guaranty, the Credit Agreement or any of the other Loan Documents, or any of the transactions contemplated by Credit Agreement or financed thereby.

         Section 30.  Definitions.  (a) For the purposes of this Guaranty:

         "Proceeding" means any of the following: (i) a voluntary or involuntary case concerning any Guarantor shall be commenced under the Bankruptcy Code of 1978, as amended; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Guarantor; (iii) any other proceeding under any Applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Guarantor; (iv) any Guarantor is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) any Guarantor makes a general assignment for the benefit of creditors; (vii) any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; (ix) any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by any Guarantor for the purpose of effecting any of the foregoing.

         (b) Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

                            [Signature on Next Page]

         IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

                                 HUB LA PROPERTIES TRUST


                                 By:___________________________________________
                                    Name: John Popeo
                                    Title:  Treasurer and Secretary


                                 HUB REALTY COLLEGE PARK, INC.


                                 By:___________________________________________
                                    Name:  John Popeo
                                    Title: Treasurer and Secretary


                                 HUB REALTY COLLEGE PARK I, LLC


                                 By: Hub Management, Inc.


                                 ----------------------------------------------
                                 Name:  John A. Mannix
                                 Title:  President

                                 By: Hub Realty College Park, Inc.


                                 ----------------------------------------------
                                 Name:  John A. Mannix
                                 Title:  President

                                 HUB ACQUISITION TRUST


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title: Treasurer and Secretary

                                 1735 MARKET STREET PROPERTIES TRUST


                                 By:_________________________________________
                                 Name:  John Popeo
                                 Title: Treasurer and Secretary

                                 HEALTH AND RETIREMENT PROPERTIES
                                 INTERNATIONAL, INC.


                                 By:_________________________________________
                                 Name:  John Popeo
                                 Title: Treasurer and Secretary

                                 HUB MANAGEMENT, INC.


                                 By:_________________________________________
                                 Name:  John Popeo
                                 Title: Treasurer and Secretary


                                 HUB REALTY GOLDEN, INC.


                                 By:_________________________________________
                                 Name:  John Popeo
                                 Title: Treasurer and Secretary


                                 HUB REALTY FUNDING, INC.


                                 By:_________________________________________
                                 Name:  John Popeo
                                 Title: Treasurer and Secretary


                                 HUB RI PROPERTIES TRUST


                                 By:_________________________________________
                                 Name:  John Popeo
                                 Title: Treasurer and Secretary

                                 HUB WOODMONT INVESTMENT TRUST


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title: Treasurer and Secretary


                                 HUB WOODMONT LIMITED LIABILITY COMPANY


                                 By:  Hub Woodmont Investment Trust, its Manager


                                 -------------------------------
                                 Name:  John A. Mannix
                                 Title:  President


                                 NINE PENN CENTER PROPERTIES TRUST


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title: Treasurer and Secretary


                                 INDEMNITY COLLECTION CORPORATION


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title: Treasurer and Secretary


                                 RESEARCH PARK PROPERTIES TRUST


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title: Treasurer and Secretary

                                 ROSEDALE PROPERTIES TRUST


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title: Treasurer and Secretary


                                 4 MAGUIRE ROAD REALTY TRUST


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title:  Trustee


                                 47 HARVARD STREET REAL ESTATE TRUST


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title:  Trustee


                                 HRPT MEDICAL BUILDINGS REALTY TRUST


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title:  Trustee

                                 MOB REALTY TRUST


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title:  Trustee


                                 PUTNAM PLACE REALTY TRUST


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title:  Trustee
                                 145 UNIVERSITY AVENUE REALTY TRUST


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title:  Trustee


                                 HUB MA REALTY TRUST


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title:  Trustee


                                 CAUSEWAY HOLDINGS, INC.


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title:  Trustee


                                 HUB REALTY KANSAS CITY, INC.


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title:  Trustee

                                 HUB PROPERTIES TRUST


                                 By:___________________________________________
                                 Name:  John Popeo
                                 Title:  Trustee


                                 HUB LA LIMITED PARTNERSHIP


                                 By:  Hub LA Properties Trust,
                                        its General Partner


                                 ----------------------------------
                                 Name:  John A. Mannix
                                 Title:  President


                                 NINE PENN CENTER ASSOCIATES L.P.


                                 By:  Nine Penn Center Properties Trust,
                                        its General Partner


                                 ----------------------------------------------
                                 Name:  John A. Mannix
                                 Title:  President




                                 Address for Notices:
                                 c/o HRPT Properties Trust
                                 400 Centre Street
                                 Newton, Massachusetts  02458
                                 Attention:  John Popeo
                                 Telecopy Number:(617) 928-1305
                                 Telephone Number:(617) 332-3990

                                     ANNEX I

                           FORM OF ACCESSION AGREEMENT

         THIS ACCESSION AGREEMENT dated as of ____________, ____, executed and delivered by ______________________, a _____________ (the "New Subsidiary"), in
favor of (a) FIRST UNION NATIONAL BANK, in its capacity as Agent (the "Agent") for the Lenders under that certain Credit Agreement dated as of April __, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among HRPT Properties Trust (the "Borrower"), the financial institutions party thereto and their assignees under Section 12.5 thereof (the "Lenders"), the Agent, and the other parties thereto, and (b) the Lenders and the Swingline Lender.

         WHEREAS, pursuant to the Credit Agreement, the Agent, the Lenders and the Swingline Lender have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

         WHEREAS, the Borrower owns, directly or indirectly, at least a majority of the issued and outstanding Equity Interests in the New Subsidiary;

         WHEREAS, the Borrower, the New Subsidiary, and the existing Guarantors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Agent, the Lenders and the Swingline Lender through their collective efforts;

         WHEREAS, the New Subsidiary acknowledges that it will receive direct and indirect benefits from the Agent, the Lenders and the Swingline Lender making such financial accommodations available to the Borrower under the Credit Agreement and, accordingly, the New Subsidiary is willing to guarantee the Borrower's obligations to the Agent, the Lenders and the Swingline Lender on the terms and conditions contained herein; and

         WHEREAS, the New Subsidiary's execution and delivery of this Agreement is a condition to the Agent, the Lenders and the Swingline Lender continuing to make such financial accommodations to the Borrower.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Subsidiary, the New Subsidiary agrees as follows:

         Section 1. Accession to Guaranty. The New Subsidiary hereby agrees that it is a "Guarantor" under that certain Guaranty dated as of April 30, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Guaranty"), made by each Subsidiary of the Borrower a party thereto in favor of the Agent, the Lenders and the Swingline Lender and assumes all obligations of a "Guarantor" thereunder, all as if the New Subsidiary had been an original signatory to the Guaranty. Without limiting the generality of the foregoing, the New Subsidiary hereby:

         (a) irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guarantied Obligations (as defined in the Guaranty);

         (b) makes to the Agent, the Lenders and the Swingline Lender as of the date hereof each of the representations and warranties contained in Section 5 of the Guaranty and agrees to be bound by each of the covenants contained in
Section 6 of the Guaranty; and

         (c) consents and agrees to each provision set forth in the Guaranty.

         SECTION 2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

         Section 3. Definitions. Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Credit Agreement.


                            [Signatures on Next Page]

         IN WITNESS WHEREOF, the New Subsidiary has caused this Accession Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

                                 NEW SUBSIDIARY]


                                 y:___________________________________________
                                     Name:____________________________________
                                     Title:___________________________________

                                 ddress for Notices:
                                 /o HRPT Properties Trust
                                 00 Centre Street
                                 ewton, Massachusetts  02458
                                 ttention:________
                                 elecopy Number:(___) ___-____
                                 elephone Number:(617) 332-3990


Accepted:

FIRST UNION NATIONAL BANK,
   as Agent


By:
   -------------------------------
     Name:
          ------------------------
     Title:
           -----------------------